UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05188

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	12-31-2023

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

2

Annual Report

December 31, 2023

VP Avantis® Global Equity Allocation Fund
Class I (AVVPX)
Class II (AVVAX)
Class Y (AVVYX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2023

	Ticker Symbol	Since Inception	Inception Date
Class I	AVVPX	5.03%	7/20/23
MSCI ACWI IMI Index	—	4.77%	—
Class II	AVVAX	4.91%	7/20/23
Class Y	AVVYX	5.19%	7/20/23
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Total Annual Fund Operating Expenses
Class I	Class II	Class Y
0.86%	1.11%	0.51%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Portfolio Commentary

Portfolio Managers: Eduardo Repetto, Mitch Firestein, Daniel Ong, Ted Randall and Matthew Dubin

Fund Strategy

VP Avantis Global Equity Allocation is a fund of funds that seeks long-term capital appreciation by investing in Avantis exchange-traded funds (ETFs) and other mutual funds advised by American Century Investments. These underlying funds are broadly diverse and seek to overweight securities expected to have higher returns or better risk characteristics than a passive, market-capitalization-weighted index.

The underlying funds seek securities of companies that they expect to have higher returns. They place an enhanced emphasis on securities of companies with market capitalizations that are smaller relative to others within the underlying fund’s respective investment universe, as well as securities of companies with higher profitability and value characteristics. Conversely, the underlying funds seek to underweight or exclude securities they expect to have lower returns. This includes securities of companies that are in the larger range of the respective investment universe and have lower levels of profitability and less attractive value characteristics.

The fund is an actively managed mutual fund that does not seek to replicate the performance of a specified index. Under normal market conditions, the fund will invest at least 80% of its assets in equity ETFs. The managers will strategically allocate to the underlying funds across geographies and investment styles to achieve the desired allocation. The U.S. versus non-U.S. allocations will be predicated on each region’s relative market capitalization with a home bias toward the U.S. The portfolio managers regularly review the fund’s allocations to determine whether rebalancing is appropriate. To better balance risks in changing market environments and control costs and tax realizations, the portfolio managers may make modest deviations from the target weight considering prevailing market conditions and relative performance.

Performance Review

For the period from the fund’s inception on July 20, 2023, through December 31, 2023, VP Avantis Global Equity Allocation returned 5.03%.* The fund’s return reflects fees and operating expenses, while index returns do not.

The fund outperformed the total world stock market, as measured by the MSCI ACWI IMI Index, which returned 4.77% for the reporting period. The MSCI ACWI IMI is an unmanaged index generally representative of the performance of large-, mid- and small-capitalization stocks in developed and emerging markets.

The fund’s outperformance was largely due to an overweight versus the benchmark in companies with higher book-to-market and profitability characteristics and an overweight to U.S. companies.

*Total returns for periods less than one year are not annualized. All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the index, other share classes may not. See page 2 for returns for all share classes.
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Fund Characteristics

DECEMBER 31, 2023
Types of Investments in Portfolio	% of net assets
Domestic Equity Funds	64.2%
International Equity Funds	35.2%
Short-Term Investments	0.6%
Other Assets and Liabilities	—(1)
(1)Category is less than 0.05% of total net assets.
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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023 (except as noted).

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period(1) 7/1/23 - 12/31/23	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,050.30	$2.04(2)	0.44%
Class II	$1,000	$1,049.10	$3.20(2)	0.69%
Class Y	$1,000	$1,051.90	$0.42(2)	0.09%
Hypothetical
Class I	$1,000	$1,022.99	$2.24	0.44%
Class II	$1,000	$1,021.73	$3.52	0.69%
Class Y	$1,000	$1,024.75	$0.46	0.09%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 165, the number of days in the period from July 20, 2023 (fund inception) through December 31, 2023, divided by 365, to reflect the period. Had the class been available for the full period, the expenses paid during the period would have been higher.
5

Schedule of Investments

DECEMBER 31, 2023

	Shares	Value
UNDERLYING FUNDS(1) — 99.4%
Domestic Equity Funds — 64.2%
Avantis Inflation Focused Equity ETF	454	$26,190
Avantis Real Estate ETF	365	15,808
Avantis U.S. Equity ETF	1,101	89,787
Avantis U.S. Large Cap Equity ETF	1,492	82,989
Avantis U.S. Large Cap Value ETF	908	52,446
Avantis U.S. Mid Cap Equity ETF	279	15,683
Avantis U.S. Mid Cap Value ETF	280	15,642
Avantis U.S. Small Cap Equity ETF	507	25,887
Avantis U.S. Small Cap Value ETF	145	13,021
		337,453
International Equity Funds — 35.2%
Avantis Emerging Markets Equity ETF	472	26,616
Avantis Emerging Markets Small Cap Equity ETF	99	5,291
Avantis Emerging Markets Value ETF	232	10,665
Avantis International Equity ETF	1,316	79,526
Avantis International Large Cap Value ETF	715	36,808
Avantis International Small Cap Equity ETF	249	12,889
Avantis International Small Cap Value ETF	207	12,936
		184,731
TOTAL UNDERLYING FUNDS (Cost $499,683)		522,184
SHORT-TERM INVESTMENTS — 0.6%
Money Market Funds — 0.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $3,280)	3,280	3,280
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $502,963)		525,464
OTHER ASSETS AND LIABILITIES†		(173)
TOTAL NET ASSETS — 100.0%		$525,291

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.

See Notes to Financial Statements.
6

Statement of Assets and Liabilities

DECEMBER 31, 2023
Assets
Investment securities - affiliates, at value (cost of $499,683)	$522,184
Investment securities - unaffiliated, at value (cost of $3,280)	3,280
Total investment securities, at value (cost of $502,963)	525,464
Interest receivable	12
525,476

Liabilities
Accrued management fees	175
Distribution fees payable	10
185

Net Assets	$525,291

Net Assets Consist of:
Capital (par value and paid-in surplus)	$504,628
Distributable earnings (loss)	20,663
$525,291

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$420,213	40,356	$10.41
Class II, $0.01 Par Value	$52,469	5,039	$10.41
Class Y, $0.01 Par Value	$52,609	5,052	$10.41

See Notes to Financial Statements.
7

Statement of Operations

PERIOD ENDED DECEMBER 31, 2023(1)
Investment Income (Loss)
Income:
Income distributions from underlying funds	$5,556
Interest	32
5,588

Expenses:
Management fees	1,348
Distribution fees - Class II	54
Directors' fees and expenses	8
1,410
Fees waived(2)	(456)
954

Net investment income (loss)	4,634

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on sales of investments in underlying funds	(1,844)

Change in net unrealized appreciation (depreciation) on investments in underlying funds	22,501

Net realized and unrealized gain (loss)	20,657

Net Increase (Decrease) in Net Assets Resulting from Operations	$25,291
(1)July 20, 2023 (fund inception) through December 31, 2023.
(2)Amount consists of $364, $46 and $46 for Class I, Class II and Class Y, respectively.

See Notes to Financial Statements.
8

Statement of Changes in Net Assets

PERIOD ENDED DECEMBER 31, 2023(1)
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,634
Net realized gain (loss)	(1,844)
Change in net unrealized appreciation (depreciation)	22,501
Net increase (decrease) in net assets resulting from operations	25,291

Distributions to Shareholders
From earnings:
Class I	(3,684)
Class II	(403)
Class Y	(541)
Decrease in net assets from distributions	(4,628)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	504,628

Net increase (decrease) in net assets	525,291

Net Assets
End of period	$525,291
(1)July 20, 2023 (fund inception) through December 31, 2023.

See Notes to Financial Statements.
9

Notes to Financial Statements

DECEMBER 31, 2023

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Avantis Global Equity Allocation Fund (the fund) is one fund in a series issued by the corporation. The fund operates as a “fund of funds,” meaning substantially all of the fund's assets will be invested in Avantis exchange-traded funds (ETFs) and other mutual funds advised by American Century Investments (the underlying funds). The underlying funds generally represent a broadly diversified basket of equity securities. The fund will assume the risks associated with the underlying funds. Additional information and attributes of each underlying fund are available at avantisinvestors.com or americancentury.com. The fund’s investment objective is to seek long-term capital appreciation. The fund offers Class I, Class II and Class Y. All classes of the fund commenced sale on July 20, 2023, the fund's inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Income and capital gain distributions, if any, from the underlying funds are recorded as of the ex-dividend date. Long-term capital gain distributions, if any, from the underlying funds are a component of net realized gain (loss). Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM serves as the investment advisor for the underlying funds. ACIM owns 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor will waive the portion of the fund's management fee equal to the expenses attributable to the management fees of the American Century Investments funds in which the fund invests. The amount of this waiver will fluctuate depending on the fund's daily allocation to such funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Directors.

The annual management fee and the effective annual management fee after waiver for each class for the period ended December 31, 2023 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Class I	0.65%	0.44%
Class II	0.65%	0.44%
Class Y	0.30%	0.09%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2023 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

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4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period July 20,2023 (fund inception) through December 31, 2023 were $617,944 and $116,418, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Period ended December 31, 2023(1)
	Shares	Amount
Class I/Shares Authorized	50,000,000
Sold	40,000	$400,000
Issued in reinvestment of distributions	356	3,684
	40,356	403,684
Class II/Shares Authorized	50,000,000
Sold	5,000	50,000
Issued in reinvestment of distributions	39	403
	5,039	50,403
Class Y/Shares Authorized	50,000,000
Sold	5,000	50,000
Issued in reinvestment of distributions	52	541
	5,052	50,541
Net increase (decrease)	50,447	$504,628
(1)July 20, 2023 (fund inception) through December 31, 2023.

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

7. Risk Factors

The value of the fund’s shares will go up and down based on the performance of the underlying funds in which it invests. The value of the underlying funds' shares will, in turn, fluctuate based on the performance of the securities they own and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

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8. Federal Tax Information

The tax character of distributions paid during the period July 20, 2023 (fund inception) through December 31, 2023 were as follows:

2023
Distributions Paid From
Ordinary income	$4,628
Long-term capital gains	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$502,963
Gross tax appreciation of investments	$22,736
Gross tax depreciation of investments	(235)
Net tax appreciation (depreciation) of investments	$22,501
Undistributed ordinary income	$6
Accumulated short-term capital losses	$(1,844)

The cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

9. Investments in Underlying Funds

The fund does not invest in the underlying funds for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of the underlying funds’ net assets.

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10. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period July 20, 2023 (fund inception) through December 31, 2023 follows (amounts in thousands):

Underlying Fund	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(1)
Avantis Inflation Focused Equity ETF	—	$25	—	$1	$26	—	—	—
Avantis Real Estate ETF	—	15	—	—	15	—	—	—
Avantis U.S. Equity ETF	—	85	—	5	90	1	—	$1
Avantis U.S. Large Cap Equity ETF	—	76	—	7	83	1	—	—
Avantis U.S. Large Cap Value ETF	—	70	$21	3	52	1	$1	1
Avantis U.S. Mid Cap Equity ETF	—	16	—	—	16	—	—	—
Avantis U.S. Mid Cap Value ETF	—	16	—	—	16	—	—	—
Avantis U.S. Small Cap Equity ETF	—	31	7	2	26	1	1	—
Avantis U.S. Small Cap Value ETF	—	15	3	1	13	—	—	—
Avantis Emerging Markets Equity ETF	—	26	—	1	27	—	—	1
Avantis Emerging Markets Small Cap Equity ETF	—	5	—	—	5	—	—	—
Avantis Emerging Markets Value ETF	—	15	5	—	10	—	—	1
Avantis International Equity ETF	—	78	—	2	80	1	—	1
Avantis International Large Cap Value ETF	—	36	—	1	37	1	—	1
Avantis International Small Cap Equity ETF	—	13	—	—	13	—	—	—
Avantis International Small Cap Value ETF	—	13	—	—	13	—	—	—
Avantis Responsible U.S. Equity ETF	—	78	78	—	—	—	(4)	—
American Century Investments VP Capital Appreciation Fund Y Class	—	5	5	—	—	—	—	—
	—	$618	$119	$23	$522	6	$(2)	$6
(1)Distributions received includes distributions from net investment income and from capital gains, if any.

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Financial Highlights

For a Share Outstanding Throughout the Period Indicated
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2023(3)	$10.00	0.09	0.41	0.50	(0.09)	$10.41	5.03%	0.44%(4)	0.65%(4)	2.10%(4)	1.89%(4)	24%	$420
Class II
2023(3)	$10.00	0.08	0.41	0.49	(0.08)	$10.41	4.91%	0.69%(4)	0.90%(4)	1.85%(4)	1.64%(4)	24%	$52
Class Y
2023(3)	$10.00	0.11	0.41	0.52	(0.11)	$10.41	5.19%	0.09%(4)	0.30%(4)	2.45%(4)	2.24%(4)	24%	$53

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
(3)July 20, 2023 (fund inception) through December 31, 2023.
(4)Annualized.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the VP Avantis® Global Equity Allocation Fund and the Board of Directors of American Century Variable Portfolios, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Avantis® Global Equity Allocation Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2023, the related statement of operations, the statements of changes in net assets, and the financial highlights for the period from July 20, 2023 (fund inception) through December 31, 2023; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Avantis® Global Equity Allocation Fund of the American Century Variable Portfolios, Inc. as of December 31, 2023, and the results of its operations, the changes in its net assets, and the financial highlights for the period from July 20, 2023 (fund inception) through December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 12, 2024

We have served as the auditor of one or more American Century investment companies since 1997.
17

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	65	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	65	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	65	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	65	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	65	None
18

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	65	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	65	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	65	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates(1) (1948)	Director	Since 2012	Retired	118	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None

(1) Effective December 31, 2023, Steven E. Yates retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
19

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

20

Approval of Management Agreement

At a meeting held on March 8, 2023, the Fund's Board of Directors (the "Board") unanimously approved the initial management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the VP Avantis Global Equity Allocation Fund (the "New Fund"). Under the Investment Company Act of 1940, new contracts for investment advisory services are required to be approved by a majority of a fund’s independent Directors.

In advance of the Board’s consideration, the Advisor provided information concerning the New Fund. The materials reviewed and the discussions held detailed the investment objective and strategy proposed to be utilized by the Advisor, the New Fund's characteristics and key attributes, the rationale for launching the New Fund, the experience of the staff designated to manage the New Fund, the proposed pricing, and the markets in which the New Fund would be sold. The information considered and the discussions held included, but were not limited to:

•the nature, extent, and quality of investment management and other services to be provided to the New Fund;
•the wide range of other programs and services the Advisor would provide to the New Fund and its shareholders on a routine and non-routine basis;
•the New Fund’s proposed investment objective and strategy, including a discussion of its anticipated investment performance and proposed benchmark;
•the cost of owning the New Fund compared to the cost of owning similarly-managed funds;
•the Advisor’s compliance policies, procedures, and regulatory experience; and
•any collateral benefits derived by the Advisor from the management of the New Fund.

Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the New Fund’s fee to the total expense ratio of expected peer funds. The annual management fees charged to shareholders of the New Fund were anticipated to be below the median of the total expense ratios of each fund’s expected peer universe.

When considering the approval of the management agreement for the New Fund, the independent Directors considered the entrepreneurial risk that the Advisor assumes in launching a new fund. In particular, they considered the fact that the Advisor will assume a substantial part of the start-up costs of the New Fund and the risk that the New Fund will not grow to a level that will become profitable to the Advisor. The Board considered the position that the New Fund would take in the lineup of the American Century Investments’ family of funds and the benefits to shareholders of existing funds of the broadened product offering. Finally, while not specifically discussed, but important in the decision to approve the management agreement, is the Directors’ familiarity with the Advisor. A majority of the Board oversees and evaluates on a continuous basis the nature and quality of all services the Advisor performs for other funds within the American Century Investments’ complex. As such, the Directors have confidence in the Advisor’s integrity and competence in providing services to the New Fund.

The independent Directors considered all of the information provided by the Advisor and the independent Directors’ independent counsel in connection with the approval, and evaluated such information for the New Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Trustee may have attributed different levels of importance to different factors. The independent Directors concluded that the terms of the management agreement were fair and reasonable and that the management fee to be charged to the New Fund is reasonable in light of the services to be provided and should be approved.

21

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $2,454, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2023 as qualified for the corporate dividends received deduction.

For the fiscal year ended December 31, 2023, the fund intends to pass through to shareholders foreign source income of $2,572 and foreign taxes paid of $214, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on December 31 2023 are $0.0510 and $0.0042, respectively.
22

Notes
23

Notes
24

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-98349 2402

Annual Report

December 31, 2023

VP Balanced Fund
Class I (AVBIX)
Class II (AVBTX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVBIX	16.41%	8.50%	6.55%	—	5/1/91
S&P 500 Index	—	26.29%	15.69%	12.03%	—	—
Bloomberg U.S. Aggregate Bond Index	—	5.53%	1.10%	1.81%	—	—
Blended Index	—	17.67%	9.98%	8.09%	—	—
Class II	AVBTX	16.12%	8.20%	—	7.12%	5/2/16
Average annual returns since inception are presented when ten years of performance history is not available.
Fund returns would have been lower if a portion of the fees had not been waived. The blended index combines monthly returns of two widely known indices in proportion to the asset mix of the fund. The S&P 500 Index represents 60% of the index and the remaining 40% is represented by the Bloomberg U.S. Aggregate Bond Index.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2023
Class I — $18,863

S&P 500 Index — $31,149

Bloomberg U.S. Aggregate Bond Index — $11,964

Blended Index — $21,779

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.90%	1.15%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Equity Portfolio Managers: Joseph Reiland, Justin Brown and Robert Bove

Fixed-Income Portfolio Managers: Bob Gahagan, Charles Tan and Jason Greenblath

Performance Summary
VP Balanced returned 16.41%* for the 12 months ended December 31, 2023. By comparison, the fund’s benchmark (a blended index consisting of 60% S&P 500 Index and 40% Bloomberg U.S. Aggregate Bond Index) returned 17.67%. The fund’s return reflects operating expenses, while the benchmark return does not.

As the year ended, there were clear signs that inflation was moving closer to the Federal Reserve’s desired level and that the economy would maintain modestly positive growth—a soft landing. As a result, stocks posted a very strong return for the year across all market capitalizations. Fixed-income investors navigated another volatile market in 2023. But unlike 2022, broad indices ended the 12-month period with solid gains, largely due to early and late-year rallies. In that environment, both the stock and bond portions of the portfolio posted gains but lagged their benchmarks.

Consumer Discretionary Detracted from Equity Performance

The consumer discretionary, industrials and communication services sectors were the largest detractors from performance relative to the benchmark due primarily to stock selection. Positioning in the automobiles and automobile components industries helped drive underperformance.

Significant individual detractors included NextEra Energy, which lagged on rising interest rates. The stock then declined after an affiliated yield company cut its dividend growth expectations due to higher interest rates. This news sparked fears that a higher cost of capital would pressure returns and slow its renewable project growth. Energy stocks were hampered by declining oil and gas prices, and oil field services company Schlumberger underperformed on weakness in the sector. Not owning benchmark component Broadcom hurt relative performance. The semiconductor chipmaker outperformed on strong demand for advanced chips needed for artificial intelligence applications.

Financials Outperformed

The financials sector made the strongest positive contribution to the portfolio’s performance relative to the S&P 500 Index due to stock selection. Stock selection in the consumer staples and health care sectors also added value.

Top individual contributors included not owning Pfizer, which is dealing with weaker revenues on weaker demand for its COVID-19 vaccine and boosters. Strong performance of Microsoft’s business segment and better expense management drove solid earnings. Microsoft is also well positioned in artificial intelligence, having taken an ownership stake in OpenAI (ChatGPT’s parent), which is doing all of its model training on Azure. NVIDIA exceeded earnings expectations and raised guidance due to demand for its graphics processing unit products for generative artificial intelligence, which relies on NVIDIA for training models and inference (utilizing the model to perform a function).

*All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the index, other share classes may not. See page 2 for returns for all share classes.

Our Bond Portion Slightly Lagged

The fixed-income portion of the portfolio rose but underperformed its benchmark. Our duration position detracted from relative performance, as it hurt to have a heightened sensitivity to interest rate changes in a period when bond yields rose overall.

Because the fund considers environmental, social and governance (ESG) metrics in addition to fundamental financial metrics when selecting securities, its portfolio may perform differently than funds that do not use ESG metrics. ESG considerations may prioritize long-term rather than short-term returns. Furthermore, when analyzing ESG criteria for securities, if the portfolio management team relies on the information and scoring models published by third-party sources, there is a risk that this information might be incorrect or only take into account one of many ESG-related components of portfolio companies. Moreover, scores and ratings across third-party providers may be inconsistent or incomparable.

Fund Characteristics

DECEMBER 31, 2023
Types of Investments in Portfolio	% of net assets
Common Stocks	59.9%
U.S. Government Agency Mortgage-Backed Securities	12.6%
U.S. Treasury Securities	10.9%
Corporate Bonds	9.5%
Collateralized Loan Obligations	1.8%
Asset-Backed Securities	1.0%
Collateralized Mortgage Obligations	1.0%
U.S. Government Agency Securities	0.5%
Municipal Securities	0.3%
Affiliated Funds	0.2%
Sovereign Governments and Agencies	0.2%
Exchange-Traded Funds	0.2%
Commercial Mortgage-Backed Securities	0.1%
Short-Term Investments	1.5%
Other Assets and Liabilities	0.3%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period(1) 7/1/23 - 12/31/23	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,062.40	$4.00	0.77%
Class II	$1,000	$1,061.10	$5.30	1.02%
Hypothetical
Class I	$1,000	$1,021.32	$3.92	0.77%
Class II	$1,000	$1,020.06	$5.19	1.02%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

DECEMBER 31, 2023

	Shares/Principal Amount	Value
COMMON STOCKS — 59.9%
Aerospace and Defense — 0.3%
Lockheed Martin Corp.	2,317	$1,050,157
Air Freight and Logistics — 0.6%
FedEx Corp.	2,448	619,270
United Parcel Service, Inc., Class B	10,233	1,608,935
		2,228,205
Automobile Components — 0.5%
Aptiv PLC(1)	20,149	1,807,768
Automobiles — 0.7%
Tesla, Inc.(1)	10,660	2,648,797
Banks — 1.9%
Bank of America Corp.	57,961	1,951,547
JPMorgan Chase & Co.	20,145	3,426,664
Regions Financial Corp.	80,037	1,551,117
		6,929,328
Beverages — 0.8%
PepsiCo, Inc.	16,487	2,800,152
Biotechnology — 1.4%
AbbVie, Inc.	15,747	2,440,313
Amgen, Inc.	5,724	1,648,626
Vertex Pharmaceuticals, Inc.(1)	2,287	930,557
		5,019,496
Broadline Retail — 1.9%
Amazon.com, Inc.(1)	43,787	6,652,997
Building Products — 0.9%
Johnson Controls International PLC	35,126	2,024,663
Masco Corp.	17,333	1,160,964
		3,185,627
Capital Markets — 2.8%
Ameriprise Financial, Inc.	3,709	1,408,790
BlackRock, Inc.	2,250	1,826,550
Intercontinental Exchange, Inc.	8,422	1,081,637
Morgan Stanley	35,596	3,319,327
S&P Global, Inc.	5,572	2,454,577
		10,090,881
Chemicals — 1.2%
Air Products & Chemicals, Inc.	6,292	1,722,749
Ecolab, Inc.	4,971	985,998
Linde PLC	3,873	1,590,680
		4,299,427
Communications Equipment — 0.6%
Cisco Systems, Inc.	45,751	2,311,341
Consumer Finance — 0.3%
American Express Co.	6,606	1,237,568
Consumer Staples Distribution & Retail — 1.7%
Costco Wholesale Corp.	2,384	1,573,631
Kroger Co.	26,690	1,220,000

	Shares/Principal Amount	Value
Sysco Corp.	26,072	$1,906,645
Target Corp.	10,529	1,499,540
		6,199,816
Containers and Packaging — 0.3%
Ball Corp.	17,802	1,023,971
Distributors — 0.4%
LKQ Corp.	27,975	1,336,925
Diversified Telecommunication Services — 0.7%
Verizon Communications, Inc.	63,151	2,380,793
Electric Utilities — 0.8%
NextEra Energy, Inc.	47,654	2,894,504
Electrical Equipment — 0.7%
Eaton Corp. PLC	9,103	2,192,184
Generac Holdings, Inc.(1)	1,878	242,713
		2,434,897
Electronic Equipment, Instruments and Components — 1.2%
CDW Corp.	9,316	2,117,713
Keysight Technologies, Inc.(1)	13,324	2,119,715
		4,237,428
Energy Equipment and Services — 0.7%
Schlumberger NV	48,131	2,504,737
Entertainment — 0.6%
Electronic Arts, Inc.	5,770	789,394
Liberty Media Corp.-Liberty Formula One, Class C(1)	6,609	417,226
Walt Disney Co.	9,761	881,321
		2,087,941
Financial Services — 1.8%
Block, Inc.(1)	2,843	219,906
Mastercard, Inc., Class A	5,167	2,203,777
Visa, Inc., Class A	14,877	3,873,227
		6,296,910
Food Products — 0.4%
Mondelez International, Inc., Class A	21,985	1,592,374
Ground Transportation — 0.8%
Uber Technologies, Inc.(1)	16,808	1,034,869
Union Pacific Corp.	8,102	1,990,013
		3,024,882
Health Care Equipment and Supplies — 0.4%
Dexcom, Inc.(1)	3,117	386,788
Intuitive Surgical, Inc.(1)	3,580	1,207,749
		1,594,537
Health Care Providers and Services — 1.8%
Cigna Group	7,116	2,130,886
CVS Health Corp.	3,899	307,865
UnitedHealth Group, Inc.	7,791	4,101,728
		6,540,479
Hotels, Restaurants and Leisure — 0.6%
Airbnb, Inc., Class A(1)	3,559	484,522
Chipotle Mexican Grill, Inc.(1)	224	512,279
Starbucks Corp.	10,388	997,352
		1,994,153

	Shares/Principal Amount	Value
Household Products — 0.7%
Colgate-Palmolive Co.	7,307	$582,441
Procter & Gamble Co.	12,440	1,822,958
		2,405,399
Industrial Conglomerates — 0.5%
Honeywell International, Inc.	8,350	1,751,079
Industrial REITs — 1.1%
Prologis, Inc.	29,535	3,937,016
Insurance — 1.3%
Marsh & McLennan Cos., Inc.	8,168	1,547,591
MetLife, Inc.	12,812	847,258
Prudential Financial, Inc.	13,118	1,360,468
Travelers Cos., Inc.	5,158	982,547
		4,737,864
Interactive Media and Services — 3.7%
Alphabet, Inc., Class A(1)	67,831	9,475,312
Meta Platforms, Inc., Class A(1)	11,087	3,924,355
		13,399,667
IT Services — 1.3%
Accenture PLC, Class A	6,874	2,412,155
International Business Machines Corp.	13,212	2,160,823
		4,572,978
Life Sciences Tools and Services — 1.9%
Agilent Technologies, Inc.	15,973	2,220,726
Danaher Corp.	9,300	2,151,462
Thermo Fisher Scientific, Inc.	4,690	2,489,405
		6,861,593
Machinery — 1.4%
Cummins, Inc.	6,393	1,531,571
Deere & Co.	2,644	1,057,256
Parker-Hannifin Corp.	2,899	1,335,570
Xylem, Inc.	10,275	1,175,049
		5,099,446
Oil, Gas and Consumable Fuels — 1.6%
ConocoPhillips	26,915	3,124,024
EOG Resources, Inc.	21,615	2,614,334
		5,738,358
Pharmaceuticals — 2.2%
Bristol-Myers Squibb Co.	28,088	1,441,195
Eli Lilly & Co.	2,068	1,205,478
Merck & Co., Inc.	18,840	2,053,937
Novo Nordisk A/S, Class B	14,026	1,453,531
Zoetis, Inc.	8,927	1,761,922
		7,916,063
Semiconductors and Semiconductor Equipment — 4.2%
Advanced Micro Devices, Inc.(1)	20,530	3,026,327
Analog Devices, Inc.	11,421	2,267,754
Applied Materials, Inc.	11,161	1,808,863
ASML Holding NV	841	634,860
GLOBALFOUNDRIES, Inc.(1)	7,348	445,289
NVIDIA Corp.	13,657	6,763,220
		14,946,313

	Shares/Principal Amount	Value
Software — 7.1%
Adobe, Inc.(1)	1,203	$717,710
Cadence Design Systems, Inc.(1)	7,452	2,029,701
Microsoft Corp.	50,044	18,818,546
Salesforce, Inc.(1)	9,491	2,497,462
ServiceNow, Inc.(1)	815	575,789
Workday, Inc., Class A(1)	2,996	827,076
		25,466,284
Specialized REITs — 0.4%
Equinix, Inc.	1,633	1,315,202
Specialty Retail — 2.2%
CarMax, Inc.(1)	9,661	741,385
Home Depot, Inc.	10,746	3,724,026
TJX Cos., Inc.	23,749	2,227,894
Tractor Supply Co.	4,819	1,036,230
		7,729,535
Technology Hardware, Storage and Peripherals — 3.1%
Apple, Inc.	58,350	11,234,125
Textiles, Apparel and Luxury Goods — 0.4%
Deckers Outdoor Corp.(1)	1,864	1,245,954
TOTAL COMMON STOCKS (Cost $156,901,214)		214,762,967
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 12.6%
Adjustable-Rate U.S. Government Agency Mortgage-Backed Securities†
FHLMC, VRN, 5.52%, (1-year RFUCC plus 1.87%), 7/1/36	$2,558	2,623
FHLMC, VRN, 6.19%, (1-year H15T1Y plus 2.14%), 10/1/36	5,927	6,067
FHLMC, VRN, 5.31%, (1-year H15T1Y plus 2.26%), 4/1/37	8,732	8,923
FHLMC, VRN, 5.71%, (1-year RFUCC plus 1.89%), 7/1/41	2,266	2,266
FHLMC, VRN, 3.84%, (1-year RFUCC plus 1.63%), 1/1/44	7,508	7,687
FHLMC, VRN, 5.51%, (1-year RFUCC plus 1.60%), 6/1/45	10,120	10,326
FHLMC, VRN, 5.76%, (1-year RFUCC plus 1.63%), 8/1/46	26,241	26,827
FHLMC, VRN, 3.11%, (1-year RFUCC plus 1.64%), 9/1/47	23,233	23,214
FNMA, VRN, 7.14%, (6-month RFUCC plus 1.57%), 6/1/35	3,427	3,488
FNMA, VRN, 7.25%, (6-month RFUCC plus 1.57%), 6/1/35	3,749	3,818
FNMA, VRN, 5.69%, (1-year H15T1Y plus 2.15%), 3/1/38	9,342	9,575
FNMA, VRN, 3.19%, (1-year RFUCC plus 1.61%), 3/1/47	20,166	19,307
		124,121
Fixed-Rate U.S. Government Agency Mortgage-Backed Securities — 12.6%
FHLMC, 2.00%, 6/1/36	722,157	652,416
FHLMC, 3.50%, 2/1/49	885,834	824,032
FHLMC, 3.00%, 1/1/50	591,067	526,101
FHLMC, 3.50%, 5/1/50	110,633	102,878
FHLMC, 2.50%, 5/1/51	708,816	606,285
FHLMC, 3.50%, 5/1/51	485,993	450,917
FHLMC, 3.00%, 7/1/51	339,474	303,005
FHLMC, 2.00%, 8/1/51	603,487	494,552
FHLMC, 2.50%, 8/1/51	918,572	782,954
FHLMC, 2.50%, 10/1/51	306,672	264,426
FHLMC, 3.00%, 12/1/51	493,755	437,255
FHLMC, 3.00%, 2/1/52	330,829	294,546
FHLMC, 3.50%, 5/1/52	438,744	407,791

	Shares/Principal Amount	Value
FHLMC, 4.00%, 5/1/52	$544,314	$515,070
FHLMC, 4.00%, 5/1/52	477,991	456,458
FHLMC, 3.00%, 6/1/52	251,106	223,408
FHLMC, 4.00%, 6/1/52	1,281,369	1,223,263
FHLMC, 5.00%, 7/1/52	247,514	247,723
FHLMC, 4.50%, 8/1/52	154,189	150,704
FHLMC, 4.50%, 10/1/52	981,839	952,431
FHLMC, 4.50%, 10/1/52	613,902	595,515
FHLMC, 5.50%, 11/1/52	156,761	157,802
FHLMC, 6.00%, 11/1/52	1,158,189	1,181,948
FHLMC, 5.50%, 12/1/52	186,663	187,965
FHLMC, 6.00%, 1/1/53	666,246	677,922
FNMA, 2.00%, 5/1/36	309,170	279,077
FNMA, 2.00%, 11/1/36	1,128,166	1,018,293
FNMA, 2.50%, 12/1/36	788,331	730,501
FNMA, 2.00%, 1/1/37	423,721	382,464
FNMA, 4.50%, 9/1/41	11,321	11,308
FNMA, 3.50%, 5/1/42	130,201	123,337
FNMA, 3.50%, 6/1/42	31,414	29,738
FNMA, 3.00%, 2/1/50	109,891	98,363
FNMA, 2.50%, 6/1/50	597,958	513,917
FNMA, 2.50%, 10/1/50	809,381	690,020
FNMA, 2.50%, 12/1/50	218,482	186,419
FNMA, 2.50%, 2/1/51	950,007	814,709
FNMA, 2.00%, 3/1/51	140,125	114,726
FNMA, 3.00%, 6/1/51	50,598	45,713
FNMA, 2.50%, 12/1/51	664,398	569,510
FNMA, 2.50%, 2/1/52	223,338	191,072
FNMA, 3.00%, 2/1/52	927,170	825,587
FNMA, 3.00%, 2/1/52	477,919	425,425
FNMA, 2.00%, 3/1/52	1,077,509	889,490
FNMA, 2.50%, 3/1/52	485,524	417,251
FNMA, 3.00%, 3/1/52	560,355	501,842
FNMA, 3.00%, 4/1/52	197,110	175,479
FNMA, 3.50%, 4/1/52	258,807	237,474
FNMA, 4.00%, 4/1/52	531,164	504,852
FNMA, 4.00%, 4/1/52	277,391	264,895
FNMA, 4.00%, 4/1/52	173,698	164,493
FNMA, 3.00%, 5/1/52	398,666	358,250
FNMA, 3.50%, 5/1/52	842,765	776,044
FNMA, 3.50%, 5/1/52	799,183	744,726
FNMA, 3.50%, 5/1/52	726,100	666,508
FNMA, 4.00%, 5/1/52	1,153,380	1,092,017
FNMA, 3.00%, 6/1/52	175,565	157,853
FNMA, 3.50%, 6/1/52	622,550	581,254
FNMA, 4.50%, 7/1/52	535,969	519,916
FNMA, 5.00%, 8/1/52	1,259,450	1,248,105
FNMA, 4.50%, 9/1/52	344,378	337,691
FNMA, 5.00%, 9/1/52	376,292	376,683
FNMA, 5.50%, 10/1/52	609,524	613,462
FNMA, 5.50%, 1/1/53	1,047,386	1,054,913

	Shares/Principal Amount	Value
FNMA, 6.50%, 1/1/53	$1,058,595	$1,085,339
FNMA, 5.00%, 8/1/53	837,899	836,697
FNMA, 6.00%, 9/1/53	648,402	659,567
FNMA, 6.00%, 9/1/53	648,806	659,528
GNMA, 7.00%, 4/20/26	1,209	1,244
GNMA, 7.50%, 8/15/26	1,077	1,085
GNMA, 6.50%, 5/15/28	489	503
GNMA, 6.50%, 5/15/28	120	123
GNMA, 7.00%, 5/15/31	5,859	6,063
GNMA, 5.50%, 11/15/32	11,091	11,215
GNMA, 4.50%, 1/15/40	11,017	10,971
GNMA, 4.50%, 6/15/41	18,217	18,095
GNMA, 3.00%, 5/20/50	204,460	186,315
GNMA, 3.00%, 7/20/50	540,973	492,560
GNMA, 2.00%, 10/20/50	1,656,192	1,403,287
GNMA, 2.50%, 11/20/50	671,087	575,509
GNMA, 2.50%, 2/20/51	638,966	559,309
GNMA, 3.50%, 6/20/51	503,543	471,359
GNMA, 3.00%, 7/20/51	511,894	464,201
GNMA, 2.50%, 9/20/51	415,963	363,961
GNMA, 2.50%, 12/20/51	677,741	592,975
GNMA, 4.00%, 9/20/52	1,445,860	1,380,147
GNMA, 4.50%, 9/20/52	1,385,087	1,352,554
GNMA, 4.50%, 10/20/52	1,129,836	1,103,240
GNMA, 5.00%, 4/20/53	615,332	611,428
GNMA, 5.50%, 4/20/53	811,923	818,089
		45,116,108
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $45,855,564)		45,240,229
U.S. TREASURY SECURITIES — 10.9%
U.S. Treasury Bonds, 5.00%, 5/15/37	100,000	111,891
U.S. Treasury Bonds, 3.50%, 2/15/39	500,000	473,799
U.S. Treasury Bonds, 4.375%, 11/15/39	100,000	104,207
U.S. Treasury Bonds, 4.625%, 2/15/40	400,000	428,562
U.S. Treasury Bonds, 3.75%, 8/15/41	300,000	285,563
U.S. Treasury Bonds, 3.00%, 5/15/42	200,000	169,266
U.S. Treasury Bonds, 3.25%, 5/15/42	1,000,000	877,812
U.S. Treasury Bonds, 3.375%, 8/15/42	400,000	356,836
U.S. Treasury Bonds, 4.00%, 11/15/42	600,000	583,289
U.S. Treasury Bonds, 3.875%, 2/15/43	200,000	190,766
U.S. Treasury Bonds, 2.875%, 5/15/43	200,000	164,266
U.S. Treasury Bonds, 3.875%, 5/15/43	900,000	858,305
U.S. Treasury Bonds, 4.375%, 8/15/43	1,200,000	1,225,312
U.S. Treasury Bonds, 3.75%, 11/15/43	200,000	186,992
U.S. Treasury Bonds, 4.75%, 11/15/43	1,010,000	1,083,698
U.S. Treasury Bonds, 2.50%, 2/15/45	600,000	454,570
U.S. Treasury Bonds, 3.00%, 11/15/45	200,000	164,641
U.S. Treasury Bonds, 3.00%, 8/15/52	200,000	163,609
U.S. Treasury Bonds, 4.00%, 11/15/52	300,000	296,051
U.S. Treasury Bonds, 4.125%, 8/15/53	600,000	606,656
U.S. Treasury Bonds, 4.75%, 11/15/53	700,000	785,148

	Shares/Principal Amount	Value
U.S. Treasury Notes, 1.00%, 12/15/24(2)	$1,000,000	$964,381
U.S. Treasury Notes, 4.625%, 6/30/25	1,000,000	1,002,520
U.S. Treasury Notes, 4.875%, 11/30/25	3,800,000	3,839,633
U.S. Treasury Notes, 0.875%, 6/30/26	100,000	92,486
U.S. Treasury Notes, 4.375%, 8/15/26	500,000	503,457
U.S. Treasury Notes, 4.625%, 9/15/26	6,300,000	6,388,471
U.S. Treasury Notes, 1.625%, 10/31/26	1,300,000	1,217,277
U.S. Treasury Notes, 4.375%, 12/15/26	1,000,000	1,009,922
U.S. Treasury Notes, 1.75%, 12/31/26	700,000	655,936
U.S. Treasury Notes, 3.625%, 5/31/28	1,100,000	1,088,506
U.S. Treasury Notes, 1.25%, 6/30/28	1,100,000	981,127
U.S. Treasury Notes, 4.375%, 8/31/28	3,300,000	3,371,092
U.S. Treasury Notes, 3.125%, 11/15/28	1,500,000	1,449,316
U.S. Treasury Notes, 1.50%, 11/30/28	1,200,000	1,073,391
U.S. Treasury Notes, 4.375%, 11/30/28	1,000,000	1,023,437
U.S. Treasury Notes, 1.875%, 2/28/29	600,000	543,984
U.S. Treasury Notes, 2.875%, 4/30/29	300,000	285,410
U.S. Treasury Notes, 3.875%, 12/31/29	500,000	499,258
U.S. Treasury Notes, 4.125%, 8/31/30	400,000	405,109
U.S. Treasury Notes, 4.875%, 10/31/30	3,000,000	3,173,906
TOTAL U.S. TREASURY SECURITIES (Cost $39,357,979)		39,139,858
CORPORATE BONDS — 9.5%
Aerospace and Defense — 0.2%
Boeing Co., 5.81%, 5/1/50	68,000	70,465
Northrop Grumman Corp., 5.15%, 5/1/40	78,000	79,099
RTX Corp., 4.125%, 11/16/28	210,000	205,334
RTX Corp., 6.40%, 3/15/54	210,000	243,287
		598,185
Air Freight and Logistics†
GXO Logistics, Inc., 2.65%, 7/15/31	65,000	53,387
Automobiles — 0.3%
Ford Motor Credit Co. LLC, 7.20%, 6/10/30	200,000	213,229
General Motors Financial Co., Inc., 2.75%, 6/20/25	274,000	263,583
General Motors Financial Co., Inc., 5.80%, 1/7/29	170,000	174,085
Hyundai Capital America, 6.50%, 1/16/29(3)	50,000	52,826
Hyundai Capital America, 6.20%, 9/21/30(3)	93,000	98,002
Toyota Motor Credit Corp., 5.25%, 9/11/28	130,000	134,719
Toyota Motor Credit Corp., 4.55%, 5/17/30	100,000	100,690
Toyota Motor Credit Corp., 5.55%, 11/20/30	170,000	179,158
		1,216,292
Banks — 2.1%
Banco Santander SA, 6.92%, 8/8/33	200,000	213,337
Banco Santander SA, 6.94%, 11/7/33	410,000	455,530
Bank of America Corp., VRN, 5.82%, 9/15/29	140,000	144,605
Bank of America Corp., VRN, 2.88%, 10/22/30	241,000	214,017
Bank of America Corp., VRN, 4.57%, 4/27/33	185,000	176,429
Bank of America Corp., VRN, 5.29%, 4/25/34	275,000	275,780
Bank of Montreal, 5.27%, 12/11/26	108,000	109,535
Barclays PLC, VRN, 6.69%, 9/13/34	200,000	213,953
BNP Paribas SA, VRN, 5.34%, 6/12/29(3)	250,000	253,779

	Shares/Principal Amount	Value
BNP Paribas SA, VRN, 5.89%, 12/5/34(3)	$200,000	$209,103
BPCE SA, VRN, 7.00%, 10/19/34(3)	250,000	272,006
Canadian Imperial Bank of Commerce, 5.00%, 4/28/28	135,000	135,900
Canadian Imperial Bank of Commerce, 6.09%, 10/3/33	59,000	62,997
Citigroup, Inc., VRN, 3.67%, 7/24/28	145,000	138,285
Citigroup, Inc., VRN, 3.52%, 10/27/28	62,000	58,677
Citigroup, Inc., VRN, 3.98%, 3/20/30	95,000	90,234
Citigroup, Inc., VRN, 4.41%, 3/31/31	65,000	62,223
Citigroup, Inc., VRN, 3.06%, 1/25/33	125,000	106,690
Citigroup, Inc., VRN, 6.27%, 11/17/33	65,000	69,581
Danske Bank A/S, VRN, 1.55%, 9/10/27(3)	200,000	180,558
Huntington National Bank, 5.65%, 1/10/30	160,000	161,537
Intesa Sanpaolo SpA, 6.625%, 6/20/33(3)	265,000	271,860
Intesa Sanpaolo SpA, Series XR, 4.00%, 9/23/29(3)	200,000	182,233
JPMorgan Chase & Co., VRN, 4.01%, 4/23/29	136,000	130,961
JPMorgan Chase & Co., VRN, 5.30%, 7/24/29	205,000	208,136
JPMorgan Chase & Co., VRN, 6.09%, 10/23/29	99,000	104,142
JPMorgan Chase & Co., VRN, 2.52%, 4/22/31	215,000	185,994
JPMorgan Chase & Co., VRN, 2.58%, 4/22/32	165,000	139,642
JPMorgan Chase & Co., VRN, 6.25%, 10/23/34	65,000	70,497
KeyCorp, VRN, 3.88%, 5/23/25	230,000	224,907
PNC Financial Services Group, Inc., VRN, 6.62%, 10/20/27	130,000	134,907
PNC Financial Services Group, Inc., VRN, 5.94%, 8/18/34	85,000	88,418
PNC Financial Services Group, Inc., VRN, 6.875%, 10/20/34	85,000	94,398
Societe Generale SA, VRN, 6.69%, 1/10/34(3)	148,000	156,449
Toronto-Dominion Bank, 5.26%, 12/11/26	74,000	75,490
Truist Bank, 3.625%, 9/16/25	250,000	241,770
Truist Bank, 3.30%, 5/15/26	200,000	190,974
Truist Financial Corp., VRN, 7.16%, 10/30/29	33,000	35,665
U.S. Bancorp, VRN, 6.79%, 10/26/27	195,000	203,688
U.S. Bancorp, VRN, 5.78%, 6/12/29	206,000	211,781
Wells Fargo & Co., VRN, 5.39%, 4/24/34	345,000	346,700
Wells Fargo & Co., VRN, 5.56%, 7/25/34	150,000	152,795
Wells Fargo Bank NA, 5.25%, 12/11/26	345,000	349,349
		7,405,512
Beverages — 0.2%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36	685,000	683,155
Biotechnology — 0.2%
Amgen, Inc., 4.05%, 8/18/29	290,000	284,085
Amgen, Inc., 5.25%, 3/2/33	173,000	177,428
Amgen, Inc., 5.65%, 3/2/53	190,000	200,041
Gilead Sciences, Inc., 5.55%, 10/15/53	95,000	103,019
		764,573
Building Products†
Carrier Global Corp., 6.20%, 3/15/54(3)	38,000	43,972
Capital Markets — 0.7%
Bank of New York Mellon Corp., VRN, 6.47%, 10/25/34	105,000	116,353
Blue Owl Capital Corp., 3.40%, 7/15/26	21,000	19,536
Charles Schwab Corp., VRN, 6.20%, 11/17/29	85,000	89,186
Charles Schwab Corp., VRN, 5.85%, 5/19/34	62,000	64,033

	Shares/Principal Amount	Value
Charles Schwab Corp., VRN, 6.14%, 8/24/34	$70,000	$73,812
Goldman Sachs Group, Inc., VRN, 1.76%, 1/24/25	81,000	80,721
Goldman Sachs Group, Inc., VRN, 1.95%, 10/21/27	252,000	230,614
Goldman Sachs Group, Inc., VRN, 6.48%, 10/24/29	120,000	127,412
Goldman Sachs Group, Inc., VRN, 2.65%, 10/21/32	115,000	95,871
Golub Capital BDC, Inc., 7.05%, 12/5/28	174,000	182,583
LPL Holdings, Inc., 6.75%, 11/17/28	76,000	81,065
Macquarie Bank Ltd., 5.39%, 12/7/26(3)	124,000	125,709
Morgan Stanley, VRN, 1.16%, 10/21/25	198,000	190,600
Morgan Stanley, VRN, 5.16%, 4/20/29	117,000	117,738
Morgan Stanley, VRN, 6.41%, 11/1/29	5,000	5,302
Morgan Stanley, VRN, 6.34%, 10/18/33	205,000	221,148
Morgan Stanley, VRN, 5.42%, 7/21/34	15,000	15,230
Morgan Stanley, VRN, 6.63%, 11/1/34	130,000	144,001
Nasdaq, Inc., 5.55%, 2/15/34	108,000	112,265
UBS Group AG, VRN, 5.71%, 1/12/27(3)	200,000	201,181
UBS Group AG, VRN, 9.02%, 11/15/33(3)	175,000	215,254
		2,509,614
Chemicals†
CF Industries, Inc., 4.95%, 6/1/43	80,000	73,358
Commercial Services and Supplies — 0.2%
Republic Services, Inc., 2.30%, 3/1/30	135,000	118,779
Veralto Corp., 5.45%, 9/18/33(3)	210,000	217,661
Waste Connections, Inc., 3.20%, 6/1/32	142,000	127,675
Waste Management, Inc., 4.625%, 2/15/33	100,000	100,373
		564,488
Consumer Finance†
Synchrony Financial, 4.25%, 8/15/24	145,000	143,469
Consumer Staples Distribution & Retail — 0.1%
Sysco Corp., 6.00%, 1/17/34	215,000	232,870
Containers and Packaging†
WRKCo, Inc., 3.00%, 9/15/24	72,000	70,660
Distributors†
Genuine Parts Co., 6.50%, 11/1/28	82,000	87,146
Diversified Consumer Services — 0.1%
Duke University, 3.30%, 10/1/46	110,000	88,053
Novant Health, Inc., 3.17%, 11/1/51	85,000	59,566
Pepperdine University, 3.30%, 12/1/59	105,000	72,460
		220,079
Diversified REITs — 0.1%
Agree LP, 2.90%, 10/1/30	160,000	137,323
Essex Portfolio LP, 3.00%, 1/15/30	104,000	92,848
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	80,000	79,555
Kilroy Realty LP, 3.05%, 2/15/30	65,000	55,344
Simon Property Group LP, 6.25%, 1/15/34	60,000	65,316
Spirit Realty LP, 3.20%, 2/15/31	80,000	70,669
		501,055
Diversified Telecommunication Services — 0.3%
AT&T, Inc., 5.40%, 2/15/34	173,000	178,487
AT&T, Inc., 4.50%, 5/15/35	152,000	144,096
AT&T, Inc., 4.90%, 8/15/37	112,000	108,286

	Shares/Principal Amount	Value
AT&T, Inc., 4.85%, 3/1/39	$135,000	$129,325
Sprint Capital Corp., 6.875%, 11/15/28	120,000	130,106
Sprint Capital Corp., 8.75%, 3/15/32	225,000	277,974
Verizon Communications, Inc., 4.81%, 3/15/39	50,000	48,391
		1,016,665
Electric Utilities — 0.9%
American Electric Power Co., Inc., 5.20%, 1/15/29	185,000	187,617
Baltimore Gas & Electric Co., 2.25%, 6/15/31	81,000	69,022
CenterPoint Energy Houston Electric LLC, 4.45%, 10/1/32	140,000	137,774
CenterPoint Energy Houston Electric LLC, 4.95%, 4/1/33	60,000	61,120
Commonwealth Edison Co., 5.30%, 2/1/53	106,000	107,847
Duke Energy Carolinas LLC, 2.55%, 4/15/31	54,000	46,895
Duke Energy Corp., 2.55%, 6/15/31	90,000	76,856
Duke Energy Corp., 5.00%, 8/15/52	80,000	74,861
Duke Energy Florida LLC, 1.75%, 6/15/30	140,000	116,873
Duke Energy Florida LLC, 5.875%, 11/15/33	48,000	51,772
Duke Energy Florida LLC, 3.85%, 11/15/42	80,000	66,135
Duke Energy Progress LLC, 2.00%, 8/15/31	160,000	132,281
Duke Energy Progress LLC, 4.15%, 12/1/44	125,000	106,702
Duke Energy Progress LLC, 5.35%, 3/15/53	50,000	50,777
Exelon Corp., 5.15%, 3/15/28	80,000	81,378
Florida Power & Light Co., 2.45%, 2/3/32	154,000	132,330
Florida Power & Light Co., 4.125%, 2/1/42	69,000	62,290
Georgia Power Co., 4.95%, 5/17/33	60,000	60,528
MidAmerican Energy Co., 4.40%, 10/15/44	110,000	98,709
MidAmerican Energy Co., 3.15%, 4/15/50	80,000	57,283
MidAmerican Energy Co., 5.85%, 9/15/54	136,000	150,843
Nevada Power Co., 6.00%, 3/15/54	36,000	39,568
NextEra Energy Capital Holdings, Inc., 4.90%, 2/28/28	150,000	151,500
NextEra Energy Capital Holdings, Inc., 5.05%, 2/28/33	70,000	70,186
NextEra Energy Capital Holdings, Inc., 5.25%, 2/28/53	97,000	95,471
Northern States Power Co., 3.20%, 4/1/52	90,000	66,750
Northern States Power Co., 5.10%, 5/15/53	110,000	111,119
Oncor Electric Delivery Co. LLC, 5.65%, 11/15/33(3)	63,000	67,157
Oncor Electric Delivery Co. LLC, 4.95%, 9/15/52(3)	60,000	59,102
Pacific Gas & Electric Co., 6.40%, 6/15/33	30,000	31,596
Pacific Gas & Electric Co., 6.95%, 3/15/34	60,000	65,983
Pacific Gas & Electric Co., 4.20%, 6/1/41	55,000	44,104
PECO Energy Co., 4.375%, 8/15/52	130,000	117,161
Public Service Co. of Colorado, 1.875%, 6/15/31	118,000	97,224
Southern Co., 5.20%, 6/15/33	70,000	71,459
Union Electric Co., 5.45%, 3/15/53	90,000	92,965
Xcel Energy, Inc., 4.60%, 6/1/32	48,000	46,833
		3,158,071
Energy Equipment and Services†
Schlumberger Investment SA, 4.85%, 5/15/33	55,000	55,850
Entertainment — 0.1%
Warnermedia Holdings, Inc., 3.64%, 3/15/25	47,000	46,005
Warnermedia Holdings, Inc., 3.79%, 3/15/25	37,000	36,280
Warnermedia Holdings, Inc., 3.76%, 3/15/27	38,000	36,424
Warnermedia Holdings, Inc., 5.05%, 3/15/42	100,000	88,208

	Shares/Principal Amount	Value
Warnermedia Holdings, Inc., 5.14%, 3/15/52	$130,000	$111,663
		318,580
Financial Services — 0.1%
Corebridge Financial, Inc., 3.90%, 4/5/32	155,000	140,226
Corebridge Financial, Inc., 5.75%, 1/15/34	135,000	138,094
GE Capital Funding LLC, 4.55%, 5/15/32	200,000	195,867
		474,187
Food Products — 0.2%
JDE Peet's NV, 2.25%, 9/24/31(3)	197,000	157,908
Kraft Heinz Foods Co., 5.00%, 6/4/42	195,000	188,087
Mars, Inc., 4.75%, 4/20/33(3)	156,000	157,474
Mars, Inc., 3.875%, 4/1/39(3)	45,000	39,553
Mondelez International, Inc., 2.625%, 3/17/27	120,000	113,256
Nestle Holdings, Inc., 4.85%, 3/14/33(3)	150,000	154,055
		810,333
Ground Transportation — 0.2%
Ashtead Capital, Inc., 5.95%, 10/15/33(3)	200,000	203,925
Burlington Northern Santa Fe LLC, 4.15%, 4/1/45	115,000	102,293
Burlington Northern Santa Fe LLC, 3.30%, 9/15/51	70,000	53,251
Burlington Northern Santa Fe LLC, 5.20%, 4/15/54	66,000	68,769
Union Pacific Corp., 3.55%, 8/15/39	190,000	163,053
United Rentals North America, Inc., 6.00%, 12/15/29(3)	65,000	66,040
		657,331
Health Care Equipment and Supplies — 0.2%
GE HealthCare Technologies, Inc., 5.65%, 11/15/27	280,000	289,966
Stryker Corp., 4.85%, 12/8/28	262,000	265,115
		555,081
Health Care Providers and Services — 0.5%
Centene Corp., 2.45%, 7/15/28	190,000	169,357
Centene Corp., 4.625%, 12/15/29	85,000	81,598
Centene Corp., 3.375%, 2/15/30	136,000	122,194
CVS Health Corp., 5.05%, 3/25/48	155,000	145,107
CVS Health Corp., 5.625%, 2/21/53	100,000	101,516
Duke University Health System, Inc., 3.92%, 6/1/47	30,000	25,640
HCA, Inc., 5.20%, 6/1/28	70,000	70,763
HCA, Inc., 5.50%, 6/1/33	133,000	135,144
HCA, Inc., 5.90%, 6/1/53	130,000	133,449
IQVIA, Inc., 6.25%, 2/1/29(3)	179,000	187,090
Kaiser Foundation Hospitals, 3.00%, 6/1/51	105,000	74,881
Quest Diagnostics, Inc., 6.40%, 11/30/33	121,000	134,250
UnitedHealth Group, Inc., 5.05%, 4/15/53	215,000	217,394
Universal Health Services, Inc., 1.65%, 9/1/26	147,000	133,804
		1,732,187
Hotels, Restaurants and Leisure — 0.1%
Marriott International, Inc., 3.50%, 10/15/32	80,000	71,364
Starbucks Corp., 2.55%, 11/15/30	195,000	172,574
		243,938
Household Durables†
DR Horton, Inc., 2.50%, 10/15/24	90,000	87,873
Household Products†
Clorox Co., 1.80%, 5/15/30	150,000	125,181

	Shares/Principal Amount	Value
Industrial REITs†
LXP Industrial Trust, 6.75%, 11/15/28	$70,000	$73,646
Insurance — 0.1%
American International Group, Inc., 5.125%, 3/27/33	115,000	116,779
Athene Holding Ltd., 5.875%, 1/15/34	119,000	120,223
Global Atlantic Fin Co., 3.125%, 6/15/31(3)	225,000	184,535
MetLife, Inc., 5.375%, 7/15/33	81,000	84,502
		506,039
IT Services — 0.1%
Black Knight InfoServ LLC, 3.625%, 9/1/28(3)	226,000	215,147
Kyndryl Holdings, Inc., 2.70%, 10/15/28	196,000	172,928
Kyndryl Holdings, Inc., 3.15%, 10/15/31	50,000	41,818
		429,893
Machinery — 0.1%
Ingersoll Rand, Inc., 5.70%, 8/14/33	80,000	84,678
John Deere Capital Corp., 4.95%, 7/14/28	170,000	174,392
John Deere Capital Corp., 4.70%, 6/10/30	108,000	109,813
		368,883
Media — 0.4%
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.15%, 11/10/26	68,000	69,538
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.375%, 4/1/38	100,000	90,306
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.125%, 7/1/49	75,000	61,009
Comcast Corp., 7.05%, 3/15/33	50,000	58,353
Comcast Corp., 3.20%, 7/15/36	125,000	105,172
Comcast Corp., 3.75%, 4/1/40	125,000	107,593
Comcast Corp., 2.94%, 11/1/56	105,000	69,122
Cox Communications, Inc., 3.15%, 8/15/24(3)	37,000	36,395
Cox Communications, Inc., 3.85%, 2/1/25(3)	67,000	65,915
Cox Communications, Inc., 5.70%, 6/15/33(3)	60,000	62,448
Fox Corp., 6.50%, 10/13/33	185,000	200,369
Paramount Global, 6.875%, 4/30/36	195,000	198,078
Paramount Global, 5.90%, 10/15/40	21,000	19,044
WPP Finance 2010, 3.75%, 9/19/24	129,000	126,888
		1,270,230
Metals and Mining — 0.1%
Glencore Funding LLC, 6.375%, 10/6/30(3)	70,000	75,232
South32 Treasury Ltd., 4.35%, 4/14/32(3)	120,000	108,253
		183,485
Multi-Utilities — 0.2%
Ameren Corp., 3.50%, 1/15/31	170,000	155,211
Ameren Illinois Co., 4.95%, 6/1/33	70,000	70,939
CenterPoint Energy, Inc., 2.65%, 6/1/31	98,000	83,671
Dominion Energy, Inc., 4.90%, 8/1/41	90,000	83,446
DTE Energy Co., 4.875%, 6/1/28	75,000	75,713
Public Service Enterprise Group, Inc., 6.125%, 10/15/33	193,000	207,611
Sempra, 3.25%, 6/15/27	30,000	28,453
Sempra, 5.50%, 8/1/33	160,000	165,968
		871,012

	Shares/Principal Amount	Value
Oil, Gas and Consumable Fuels — 0.6%
Aker BP ASA, 6.00%, 6/13/33(3)	$100,000	$103,940
BP Capital Markets America, Inc., 3.06%, 6/17/41	100,000	77,410
Cenovus Energy, Inc., 2.65%, 1/15/32	100,000	82,926
Columbia Pipelines Operating Co. LLC, 6.04%, 11/15/33(3)	150,000	157,165
Diamondback Energy, Inc., 6.25%, 3/15/33	130,000	138,978
Enbridge, Inc., 5.70%, 3/8/33	127,000	132,057
Energy Transfer LP, 5.75%, 2/15/33	121,000	124,911
Energy Transfer LP, 6.55%, 12/1/33	65,000	70,632
Energy Transfer LP, 4.90%, 3/15/35	95,000	90,643
Energy Transfer LP, 6.125%, 12/15/45	60,000	60,566
Enterprise Products Operating LLC, 4.85%, 3/15/44	94,000	90,491
EQT Corp., 3.625%, 5/15/31(3)	90,000	80,489
Equinor ASA, 3.25%, 11/18/49	70,000	53,127
Occidental Petroleum Corp., 6.625%, 9/1/30	200,000	212,946
Occidental Petroleum Corp., 6.45%, 9/15/36	60,000	63,563
ONEOK, Inc., 6.05%, 9/1/33	50,000	52,999
Ovintiv, Inc., 6.25%, 7/15/33	70,000	72,423
Sabine Pass Liquefaction LLC, 5.00%, 3/15/27	180,000	180,856
Shell International Finance BV, 2.375%, 11/7/29	120,000	108,046
Shell International Finance BV, 4.375%, 5/11/45	70,000	64,250
Targa Resources Corp., 6.50%, 3/30/34	60,000	64,863
		2,083,281
Personal Care Products — 0.1%
Kenvue, Inc., 4.90%, 3/22/33	440,000	453,738
Pharmaceuticals — 0.2%
Pfizer Investment Enterprises Pte. Ltd., 4.75%, 5/19/33	220,000	220,575
Pfizer Investment Enterprises Pte. Ltd., 5.30%, 5/19/53	130,000	132,813
Utah Acquisition Sub, Inc., 3.95%, 6/15/26	230,000	222,376
Viatris, Inc., 4.00%, 6/22/50	28,000	19,729
		595,493
Retail REITs — 0.1%
Kimco Realty OP LLC, 6.40%, 3/1/34	145,000	159,111
NNN REIT, Inc., 5.60%, 10/15/33	165,000	170,464
NNN REIT, Inc., 4.80%, 10/15/48	96,000	84,334
		413,909
Semiconductors and Semiconductor Equipment — 0.2%
Broadcom, Inc., 3.42%, 4/15/33(3)	145,000	127,420
Intel Corp., 5.70%, 2/10/53	112,000	121,201
NVIDIA Corp., 2.00%, 6/15/31	145,000	124,354
NXP BV / NXP Funding LLC, 5.35%, 3/1/26	55,000	55,308
NXP BV / NXP Funding LLC / NXP USA, Inc., 2.50%, 5/11/31	190,000	161,521
		589,804
Software†
Oracle Corp., 3.85%, 7/15/36	97,000	84,605
Oracle Corp., 3.60%, 4/1/40	105,000	83,814
		168,419
Specialized REITs — 0.1%
American Tower Corp., 5.55%, 7/15/33	186,000	192,577
Specialty Retail — 0.2%
AutoZone, Inc., 4.00%, 4/15/30	110,000	105,741

	Shares/Principal Amount	Value
AutoZone, Inc., 6.55%, 11/1/33	$84,000	$93,364
Lowe's Cos., Inc., 5.625%, 4/15/53	245,000	257,079
O'Reilly Automotive, Inc., 5.75%, 11/20/26	130,000	133,165
		589,349
Technology Hardware, Storage and Peripherals — 0.1%
Apple, Inc., 3.95%, 8/8/52	245,000	214,624
Textiles, Apparel and Luxury Goods — 0.1%
Tapestry, Inc., 7.00%, 11/27/26	200,000	207,422
Tapestry, Inc., 7.85%, 11/27/33	76,000	81,112
		288,534
Trading Companies and Distributors†
Aircastle Ltd., 5.25%, 8/11/25(3)	78,000	76,933
Water Utilities†
Essential Utilities, Inc., 2.70%, 4/15/30	90,000	78,734
Wireless Telecommunication Services†
Vodafone Group PLC, 6.15%, 2/27/37	85,000	92,027
TOTAL CORPORATE BONDS (Cost $33,851,520)		33,943,702
COLLATERALIZED LOAN OBLIGATIONS — 1.8%
ABPCI Direct Lending Fund CLO IV Ltd., Series 2017-2A, Class BR, VRN, 7.55%, (3-month SOFR plus 2.16%), 10/27/33(3)	200,000	192,412
ACREC LLC, Series 2023-FL2, Class A, VRN, 7.59%, (1-month SOFR plus 2.23%), 2/19/38(3)	183,000	182,941
AIMCO CLO 10 Ltd., Series 2019-10A, Class BR, VRN, 7.27%, (3-month SOFR plus 1.86%), 7/22/32(3)	250,000	249,630
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL1, Class A, VRN, 6.45%, (1-month SOFR plus 1.08%), 12/15/35(3)	186,207	183,870
Arbor Realty Commercial Real Estate Notes Ltd., Series 2021-FL2, Class A, VRN, 6.58%, (1-month SOFR plus 1.21%), 5/15/36(3)	210,500	208,245
Ares XL CLO Ltd., Series 2016-40A, Class BRR, VRN, 7.46%, (3-month SOFR plus 2.06%), 1/15/29(3)	250,000	250,216
Barings Private Credit Corp. CLO Ltd., Series 2023-1A, Class A1, VRN, 7.81%, (3-month SOFR plus 2.40%), 7/15/31(3)	225,000	223,511
BDS Ltd., Series 2021-FL8, Class A, VRN, 6.39%, (1-month SOFR plus 1.03%), 1/18/36(3)	174,349	172,311
BXMT Ltd., Series 2020-FL2, Class A, VRN, 6.38%, (1-month SOFR plus 1.01%), 2/15/38(3)	133,193	127,116
BXMT Ltd., Series 2020-FL2, Class C, VRN, 7.13%, (1-month SOFR plus 1.76%), 2/15/38(3)	386,000	339,104
Canyon Capital CLO Ltd., Series 2017-1A, Class BR, VRN, 7.26%, (3-month SOFR plus 1.86%), 7/15/30(3)	125,000	125,023
Carlyle Global Market Strategies CLO Ltd., Series 2013-1A, Class BRR, VRN, 7.84%, (3-month SOFR plus 2.46%), 8/14/30(3)	225,000	226,229
Cerberus Loan Funding XXXI LP, Series 2021-1A, Class A, VRN, 7.16%, (3-month SOFR plus 1.76%), 4/15/32(3)	147,719	147,434
Cerberus Loan Funding XXXIX LP, Series 2022-3A, Class A, VRN, 7.79%, (3-month SOFR plus 2.40%), 1/20/33(3)	245,363	244,960
Cerberus Loan Funding XXXVI LP, Series 2021-6A, Class A, VRN, 7.06%, (3-month SOFR plus 1.66%), 11/22/33(3)	29,278	29,265
FS Rialto Issuer LLC, Series 2022-FL6, Class A, SEQ, VRN, 7.94%, (1-month SOFR plus 2.58%), 8/17/37(3)	216,000	216,827

	Shares/Principal Amount	Value
KKR CLO 18 Ltd., Series 2018, Class BR, VRN, 7.26%, (3-month SOFR plus 1.86%), 7/18/30(3)	$200,000	$200,542
KKR CLO 22 Ltd., Series 2022A, Class A, VRN, 6.83%, (3-month SOFR plus 1.41%), 7/20/31(3)	171,973	172,171
KREF Ltd., Series 2021-FL2, Class B, VRN, 7.13%, (1-month SOFR plus 1.76%), 2/15/39(3)	300,000	278,491
MF1 Ltd., Series 2021-FL7, Class AS, VRN, 6.92%, (1-month SOFR plus 1.56%), 10/16/36(3)	350,000	334,873
Mountain View CLO LLC, Series 2017-2A, Class B, VRN, 7.36%, (3-month SOFR plus 1.96%), 1/16/31(3)	175,000	174,768
Octagon Investment Partners XV Ltd., Series 2013-1A, Class BRR, VRN, 7.16%, (3-month SOFR plus 1.76%), 7/19/30(3)	275,000	274,187
Palmer Square CLO Ltd., Series 2023-4A, Class B, VRN, 7.56%, (3-month SOFR plus 2.15%), 10/20/33(3)	250,000	251,386
Palmer Square Loan Funding Ltd., Series 2022-2A, Class A2, VRN, 7.29%, (3-month SOFR plus 1.90%), 10/15/30(3)	250,000	249,831
PFP Ltd., Series 2021-8, Class C, VRN, 7.28%, (1-month SOFR plus 1.91%), 8/9/37(3)	292,000	279,415
Shackleton CLO Ltd., Series 2017-11A, Class BR1, VRN, 7.29%, (3-month SOFR plus 1.91%), 8/15/30(3)	350,000	349,136
Shelter Growth CRE Issuer Ltd., Series 2023-FL5, Class A, VRN, 8.11%, (1-month SOFR plus 2.75%), 5/19/38(3)	186,500	185,918
TCW CLO Ltd., Series 2018-1A, Class BR, VRN, 7.29%, (3-month SOFR plus 1.91%), 4/25/31(3)	275,000	275,001
THL Credit Wind River CLO Ltd., Series 2013-2A, Class BR2, VRN, 7.23%, (3-month SOFR plus 1.83%), 10/18/30(3)	200,000	199,322
THL Credit Wind River CLO Ltd., Series 2017-4A, Class B, VRN, 7.08%, (3-month SOFR plus 1.71%), 11/20/30(3)	175,000	174,642
Wind River CLO Ltd., Series 2013-1A, Class A1RR, VRN, 6.66%, (3-month SOFR plus 1.24%), 7/20/30(3)	114,388	114,301
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $6,724,046)		6,633,078
ASSET-BACKED SECURITIES — 1.0%
321 Henderson Receivables VI LLC, Series 2010-1A, Class B, SEQ, 9.31%, 7/15/61(3)	126,008	130,126
Aligned Data Centers Issuer LLC, Series 2021-1A, Class B, 2.48%, 8/15/46(3)	226,000	197,985
Blackbird Capital II Aircraft Lease Ltd., Series 2021-1A, Class A, SEQ, 2.44%, 7/15/46(3)	229,774	198,537
Castlelake Aircraft Structured Trust, Series 2017-1R, Class A, SEQ, 2.74%, 8/15/41(3)	113,153	102,822
Clsec Holdings 22t LLC, Series 2021-1, Class B, 3.46%, 5/11/37(3)	494,405	414,115
DI Issuer LLC, Series 2021-1A, Class A2, SEQ, 3.72%, 9/15/51(3)	620,133	561,994
Edgeconnex Data Centers Issuer LLC, Series 2022-1, Class A2, SEQ, 4.25%, 3/25/52(3)	331,655	307,945
Flexential Issuer, Series 2021-1A, Class A2, SEQ, 3.25%, 11/27/51(3)	414,000	372,316
Goodgreen Trust, Series 2018-1A, Class A, VRN, 3.93%, 10/15/53(3)	67,784	59,981
Goodgreen Trust, Series 2020-1A, Class A, SEQ, 2.63%, 4/15/55(3)	166,416	131,366
Goodgreen Trust, Series 2021-1A, Class A, SEQ, 2.66%, 10/15/56(3)	127,851	101,211
J.G. Wentworth XLII LLC, Series 2018-2A, Class B, 4.70%, 10/15/77(3)	183,200	159,008

	Shares/Principal Amount	Value
J.G. Wentworth XXXIX LLC, Series 2017-2A, Class B, 5.09%, 9/17/74(3)	$54,873	$47,496
MAPS Trust, Series 2021-1A, Class A, SEQ, 2.52%, 6/15/46(3)	274,472	243,227
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class B1, 2.41%, 10/20/61(3)	500,000	406,985
Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class C, 1.79%, 11/20/37(3)	47,271	44,547
VSE VOI Mortgage LLC, Series 2018-A, Class B, 3.72%, 2/20/36(3)	28,481	27,837
TOTAL ASSET-BACKED SECURITIES (Cost $4,056,138)		3,507,498
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.0%
Private Sponsor Collateralized Mortgage Obligations — 0.9%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	743	675
Bellemeade Re Ltd., Series 2019-3A, Class B1, VRN, 7.97%, (1-month SOFR plus 2.61%), 7/25/29(3)	130,000	130,490
Bellemeade RE Ltd., Series 2019-3A, Class M1C, VRN, 7.42%, (1-month SOFR plus 2.06%), 7/25/29(3)	56,470	56,601
CHL Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	266	239
CHNGE Mortgage Trust, Series 2022-1, Class A1, SEQ, VRN, 3.01%, 1/25/67(3)	206,354	188,190
CSMC Trust, Series 2021-NQM2, Class A2, SEQ, VRN, 1.38%, 2/25/66(3)	85,462	72,926
CSMC Trust, Series 2021-NQM6, Class A1, SEQ, VRN, 1.17%, 7/25/66(3)	92,651	74,511
CSMC Trust, Series 2021-NQM6, Class A3, SEQ, VRN, 1.59%, 7/25/66(3)	253,671	203,975
CSMC Trust, Series 2022-NQM4, Class A3, SEQ, 4.82%, 6/25/67(3)	177,028	173,728
Deephaven Residential Mortgage Trust, Series 2020-2, Class M1, VRN, 4.11%, 5/25/65(3)	200,000	190,964
Eagle RE Ltd., Series 2021-1, Class M1C, VRN, 8.04%, (30-day average SOFR plus 2.70%), 10/25/33(3)	138,998	139,696
FS Commercial Mortgage Trust, Series 2023-4SZN, Class A, SEQ, 7.07%, 11/10/39(3)	310,000	322,512
GCAT Trust, Series 2021-CM2, Class A1, SEQ, VRN, 2.35%, 8/25/66(3)	323,885	297,411
GCAT Trust, Series 2021-NQM1, Class A3, SEQ, VRN, 1.15%, 1/25/66(3)	73,616	60,420
Home RE Ltd., Series 2022-1, Class M1A, VRN, 8.19%, (30-day average SOFR plus 2.85%), 10/25/34(3)	106,552	107,351
JP Morgan Mortgage Trust, Series 2017-1, Class A2, VRN, 3.45%, 1/25/47(3)	26,723	23,692
JP Morgan Mortgage Trust, Series 2020-3, Class A15, VRN, 3.50%, 8/25/50(3)	58,967	51,956
MFA Trust, Series 2021-INV2, Class A3, SEQ, VRN, 2.26%, 11/25/56(3)	219,739	187,831
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, VRN, 6.22%, (1-month SOFR plus 0.86%), 5/25/55(3)	216,667	216,557
Sofi Mortgage Trust, Series 2016-1A, Class 1A4, SEQ, VRN, 3.00%, 11/25/46(3)	5,711	5,015
Starwood Mortgage Residential Trust, Series 2020-2, Class B1E, VRN, 3.00%, 4/25/60(3)	156,000	141,775

	Shares/Principal Amount	Value
TYSN Mortgage Trust, Series 2023-CRNR, Class A, SEQ, VRN, 6.80%, 12/10/33(3)	$381,000	$397,327
Verus Securitization Trust, Series 2021-6, Class A2, VRN, 1.78%, 10/25/66(3)	81,646	67,605
Verus Securitization Trust, Series 2021-R2, Class A2, VRN, 1.12%, 2/25/64(3)	70,079	62,160
Verus Securitization Trust, Series 2021-R2, Class A3, VRN, 1.23%, 2/25/64(3)	84,095	74,623
		3,248,230
U.S. Government Agency Collateralized Mortgage Obligations — 0.1%
FHLMC, Series 2023-HQA2, Class M1A, VRN, 7.34%, (30-day average SOFR plus 2.00%), 6/25/43(3)	130,210	131,393
FNMA, Series 2014-C02, Class 2M2, VRN, 8.05%, (30-day average SOFR plus 2.71%), 5/25/24	21,645	21,791
FNMA, Series 2017-C03, Class 1M2C, VRN, 8.45%, (30-day average SOFR plus 3.11%), 10/25/29	40,000	41,246
		194,430
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,556,550)		3,442,660
U.S. GOVERNMENT AGENCY SECURITIES — 0.5%
FHLMC, 6.25%, 7/15/32	700,000	812,106
FNMA, 0.75%, 10/8/27	600,000	532,876
FNMA, 0.875%, 8/5/30	500,000	407,718
Tennessee Valley Authority, 1.50%, 9/15/31	100,000	82,917
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $1,919,240)		1,835,617
MUNICIPAL SECURITIES — 0.3%
California State University Rev., 2.98%, 11/1/51	200,000	142,740
Foothill-Eastern Transportation Corridor Agency Rev., 4.09%, 1/15/49	85,000	71,185
Golden State Tobacco Securitization Corp. Rev., 2.75%, 6/1/34	225,000	189,846
Houston GO, 3.96%, 3/1/47	25,000	22,330
Los Angeles Department of Airports Rev., 6.58%, 5/15/39	25,000	27,628
Michigan Strategic Fund Rev., (Flint Water Advocacy Fund), 3.23%, 9/1/47	200,000	157,204
Missouri Highway & Transportation Commission Rev., 5.45%, 5/1/33	20,000	20,687
New Jersey Turnpike Authority Rev., 7.10%, 1/1/41	85,000	102,953
Ohio Turnpike & Infrastructure Commission Rev., 3.22%, 2/15/48	100,000	75,451
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	40,000	40,358
Regents of the University of California Medical Center Pooled Rev., 3.26%, 5/15/60	100,000	71,246
Sacramento Municipal Utility District Rev., 6.16%, 5/15/36	25,000	27,203
State of California GO, 4.60%, 4/1/38	120,000	115,911
State of California GO, 7.60%, 11/1/40	20,000	25,517
Texas Natural Gas Securitization Finance Corp. Rev., 5.17%, 4/1/41	20,000	20,706
University of California Rev., 3.07%, 5/15/51	70,000	50,504
TOTAL MUNICIPAL SECURITIES (Cost $1,404,748)		1,161,469

		Shares/Principal Amount	Value
AFFILIATED FUNDS — 0.2%
American Century Emerging Markets Bond ETF(4) (Cost $780,675)		21,000	$801,990
SOVEREIGN GOVERNMENTS AND AGENCIES — 0.2%
Germany — 0.2%
Bundesrepublik Deutschland Bundesanleihe, 0.00%, 5/15/35(5)	EUR	650,000	565,765
Peru†
Peruvian Government International Bond, 5.625%, 11/18/50		$30,000	31,321
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $568,045)			597,086
EXCHANGE-TRADED FUNDS — 0.2%
SPDR S&P 500 ETF Trust (Cost $550,727)		1,200	570,372
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.1%
BX Commercial Mortgage Trust, Series 2020-VIV2, Class C, VRN, 3.54%, 3/9/44(3)		$179,280	153,670
BX Commercial Mortgage Trust, Series 2021-VOLT, Class F, VRN, 7.88%, (1-month SOFR plus 2.51%), 9/15/36(3)		200,000	191,099
BX Trust, Series 2018-GW, Class A, VRN, 6.46%, (1-month SOFR plus 1.10%), 5/15/35(3)		201,000	199,215
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $584,803)			543,984
SHORT-TERM INVESTMENTS — 1.5%
Money Market Funds — 1.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $5,548,809)		5,548,809	5,548,809
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $301,660,058)			357,729,319
OTHER ASSETS AND LIABILITIES — 0.3%			1,093,427
TOTAL NET ASSETS — 100.0%			$358,822,746

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	529,341	EUR	489,223	Morgan Stanley	3/15/24	$(12,284)
USD	13,956	EUR	12,738	Morgan Stanley	3/15/24	(147)
USD	178,370	EUR	162,557	Bank of America N.A.	3/28/24	(1,697)
USD	178,401	EUR	162,557	JPMorgan Chase Bank N.A.	3/28/24	(1,665)
USD	178,401	EUR	162,557	Morgan Stanley	3/28/24	(1,665)
						$(17,458)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 2-Year Notes	49	March 2024	$10,089,789	$27,545
U.S. Treasury 5-Year Notes	89	March 2024	9,680,836	150,506
U.S. Treasury 10-Year Notes	21	March 2024	2,370,703	31,520
U.S. Treasury 10-Year Ultra Notes	2	March 2024	236,031	715
U.S. Treasury Long Bonds	16	March 2024	1,999,000	89,436
U.S. Treasury Ultra Bonds	25	March 2024	3,339,844	263,962
			$27,716,203	$563,684
^Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
EUR	–	Euro
FHLMC	–	Federal Home Loan Mortgage Corporation
FNMA	–	Federal National Mortgage Association
GNMA	–	Government National Mortgage Association
GO	–	General Obligation
H15T1Y	–	Constant Maturity U.S. Treasury Note Yield Curve Rate Index
RFUCC	–	FTSE USD IBOR Consumer Cash Fallbacks
SEQ	–	Sequential Payer
SOFR	–	Secured Overnight Financing Rate
USD	–	United States Dollar
VRN	–	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts and/or futures contracts. At the period end, the aggregate value of securities pledged was $752,217.
(3)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $18,930,038, which represented 5.3% of total net assets.
(4)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(5)Security is a zero-coupon bond. Zero-coupon securities may be issued at a substantial discount from their value at maturity.

See Notes to Financial Statements.

Statement of Assets and Liabilities

DECEMBER 31, 2023
Assets
Investment securities - unaffiliated, at value (cost of $300,879,383)	$356,927,329
Investment securities - affiliated, at value (cost of $780,675)	801,990
Total investment securities, at value (cost of $301,660,058)	357,729,319
Receivable for investments sold	54,064
Receivable for capital shares sold	184,531
Interest and dividends receivable	1,180,910
359,148,824

Liabilities
Payable for capital shares redeemed	48,403
Payable for variation margin on futures contracts	2,695
Unrealized depreciation on forward foreign currency exchange contracts	17,458
Accrued management fees	225,687
Distribution fees payable	31,835
326,078

Net Assets	$358,822,746

Net Assets Consist of:
Capital (par value and paid-in surplus)	$332,187,527
Distributable earnings (loss)	26,635,219
$358,822,746

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$205,828,130	26,919,457	$7.65
Class II, $0.01 Par Value	$152,994,616	20,010,757	$7.65

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED DECEMBER 31, 2023
Investment Income (Loss)
Income:
Interest	$5,714,621
Dividends (including $46,691 from affiliated funds and net of foreign taxes withheld of $4,286)	3,377,814
9,092,435

Expenses:
Management fees	2,984,210
Distribution fees - Class II	353,748
Directors' fees and expenses	11,668
Other expenses	5,102
3,354,728
Fees waived(1)	(324,042)
3,030,686

Net investment income (loss)	6,061,749

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(8,936,507)
Forward foreign currency exchange contract transactions	14,870
Futures contract transactions	(1,412,231)
Swap agreement transactions	(110,908)
Foreign currency translation transactions	(672)
(10,445,448)

Change in net unrealized appreciation (depreciation) on:
Investments (including $14,385 from affiliated funds)	54,000,525
Forward foreign currency exchange contracts	(11,398)
Futures contracts	773,390
Swap agreements	30,268
Translation of assets and liabilities in foreign currencies	109
54,792,894

Net realized and unrealized gain (loss)	44,347,446

Net Increase (Decrease) in Net Assets Resulting from Operations	$50,409,195
(1)Amount consists of $187,479 and $136,563 for Class I and Class II, respectively.

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022
Increase (Decrease) in Net Assets	December 31, 2023	December 31, 2022
Operations
Net investment income (loss)	$6,061,749	$3,884,519
Net realized gain (loss)	(10,445,448)	(19,104,741)
Change in net unrealized appreciation (depreciation)	54,792,894	(53,600,264)
Net increase (decrease) in net assets resulting from operations	50,409,195	(68,820,486)

Distributions to Shareholders
From earnings:
Class I	(3,786,477)	(33,151,886)
Class II	(2,397,841)	(23,855,577)
Decrease in net assets from distributions	(6,184,318)	(57,007,463)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(4,543,821)	48,324,101

Net increase (decrease) in net assets	39,681,056	(77,503,848)

Net Assets
Beginning of period	319,141,690	396,645,538
End of period	$358,822,746	$319,141,690

See Notes to Financial Statements.

Notes to Financial Statements

DECEMBER 31, 2023

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, bank loan obligations, municipal securities and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). The management fee schedule ranges from 0.80% to 0.90% for each class. From January 1, 2023 through July 31, 2023, the investment advisor agreed to waive 0.07% of the fund's management fee. Effective August 1, 2023, the investment advisor agreed to waive 0.13% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2024 and cannot terminate it prior to such date without the approval of the Board of Directors. The effective annual management fee for each class for the period ended December 31, 2023 was 0.89% before waiver and 0.79% after waiver.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2023 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended December 31, 2023 totaled $239,389,200, of which $130,388,770 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended December 31, 2023 totaled $248,950,674, of which $114,991,643 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	150,000,000		150,000,000
Sold	2,132,015	$15,157,801	1,570,561	$11,794,505
Issued in reinvestment of distributions	529,080	3,786,477	4,315,806	33,151,886
Redeemed	(3,269,260)	(23,202,401)	(2,596,921)	(19,352,623)
	(608,165)	(4,258,123)	3,289,446	25,593,768
Class II/Shares Authorized	120,000,000		75,000,000
Sold	1,722,275	12,387,784	1,944,115	14,780,292
Issued in reinvestment of distributions	334,948	2,397,841	3,100,203	23,855,577
Redeemed	(2,125,036)	(15,071,323)	(2,196,424)	(15,905,536)
	(67,813)	(285,698)	2,847,894	22,730,333
Net increase (decrease)	(675,978)	$(4,543,821)	6,137,340	$48,324,101

6. Affiliated Fund Transactions

A summary of transactions for each affiliated fund for the period ended December 31, 2023 follows (amounts in thousands):

Affiliated Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
American Century Emerging Markets Bond ETF	$788	—	—	$14	$802	21	—	$47
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds. Additional information and attributes of each affiliated fund are available at americancentury.com.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.

7. Investments in Affiliated Funds

The fund does not invest in an affiliated fund for the purpose of exercising management or control; however, investments by the fund within its investment strategy may represent a significant portion of an affiliated fund's net assets.

8. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$212,674,576	$2,088,391	—
U.S. Government Agency Mortgage-Backed Securities	—	45,240,229	—
U.S. Treasury Securities	—	39,139,858	—
Corporate Bonds	—	33,943,702	—
Collateralized Loan Obligations	—	6,633,078	—
Asset-Backed Securities	—	3,507,498	—
Collateralized Mortgage Obligations	—	3,442,660	—
U.S. Government Agency Securities	—	1,835,617	—
Municipal Securities	—	1,161,469	—
Affiliated Funds	801,990	—	—
Sovereign Governments and Agencies	—	597,086	—
Exchange-Traded Funds	570,372	—	—
Commercial Mortgage-Backed Securities	—	543,984	—
Short-Term Investments	5,548,809	—	—
	$219,595,747	$138,133,572	—
Other Financial Instruments
Futures Contracts	$563,684	—	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$17,458	—

9. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $6,429,450.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $1,856,574.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $25,594,509 futures contracts purchased.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. A fund may incur charges or earn income on cash deposit balances, which are reflected in interest expenses or interest income, respectively. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $2,150,000.

Value of Derivative Instruments as of December 31, 2023

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	—	Unrealized depreciation on forward foreign currency exchange contracts	$17,458
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	2,695
		—		$20,153
*Included in the unrealized appreciation (depreciation) on futures contracts, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2023

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(118,729)	Change in net unrealized appreciation (depreciation) on swap agreements	$26,377
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	14,870	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(11,398)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(1,412,231)	Change in net unrealized appreciation (depreciation) on futures contracts	773,390
Other Contracts	Net realized gain (loss) on swap agreement transactions	7,821	Change in net unrealized appreciation (depreciation) on swap agreements	3,891
		$(1,508,269)		$792,260

10. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

11. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2023 and December 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$6,184,318	$30,377,562
Long-term capital gains	—	$26,629,901

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$302,499,573
Gross tax appreciation of investments	$67,309,544
Gross tax depreciation of investments	(12,079,798)
Net tax appreciation (depreciation) of investments	55,229,746
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	109
Net tax appreciation (depreciation)	$55,229,855
Other book-to-tax adjustments	$(17,458)
Undistributed ordinary income	$276,266
Accumulated short-term capital losses	$(17,022,151)
Accumulated long-term capital losses	$(11,831,293)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

12. Corporate Event

On December 6, 2023, the Board of Directors approved an agreement and plan of reorganization (the reorganization) of the fund into and with a substantially similar series and class of Lincoln Variable Insurance Products Trust. The reorganization is subject to the approval of shareholders of the fund.

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2023	$6.70	0.14	0.95	1.09	(0.14)	—	(0.14)	$7.65	16.41%	0.80%	0.90%	1.90%	1.80%	72%	$205,828
2022	$9.56	0.09	(1.57)	(1.48)	(0.09)	(1.29)	(1.38)	$6.70	(17.27)%	0.83%	0.90%	1.24%	1.17%	92%	$184,541
2021	$8.73	0.06	1.27	1.33	(0.07)	(0.43)	(0.50)	$9.56	15.77%	0.83%	0.88%	0.63%	0.58%	195%	$231,837
2020	$8.18	0.08	0.84	0.92	(0.09)	(0.28)	(0.37)	$8.73	12.53%	0.85%	0.89%	1.03%	0.99%	189%	$201,325
2019	$7.09	0.11	1.27	1.38	(0.12)	(0.17)	(0.29)	$8.18	19.85%	0.79%	0.90%	1.48%	1.37%	115%	$177,510
Class II
2023	$6.70	0.12	0.95	1.07	(0.12)	—	(0.12)	$7.65	16.12%	1.05%	1.15%	1.65%	1.55%	72%	$152,995
2022	$9.56	0.07	(1.57)	(1.50)	(0.07)	(1.29)	(1.36)	$6.70	(17.47)%	1.08%	1.15%	0.99%	0.92%	92%	$134,601
2021	$8.73	0.03	1.27	1.30	(0.04)	(0.43)	(0.47)	$9.56	15.48%	1.08%	1.13%	0.38%	0.33%	195%	$164,809
2020	$8.18	0.06	0.85	0.91	(0.08)	(0.28)	(0.36)	$8.73	12.27%	1.10%	1.14%	0.78%	0.74%	189%	$139,620
2019	$7.10	0.09	1.26	1.35	(0.10)	(0.17)	(0.27)	$8.18	19.39%	1.04%	1.15%	1.23%	1.12%	115%	$109,422

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the VP Balanced Fund and the Board of Directors of American Century Variable Portfolios, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Balanced Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Balanced Fund of the American Century Variable Portfolios, Inc. as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 12, 2024

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	65	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	65	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	65	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	65	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	65	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	65	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	65	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	65	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates(1) (1948)	Director	Since 2012	Retired	118	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None

(1) Effective December 31, 2023, Steven E. Yates retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $2,943,623, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2023 as qualified for the corporate dividends received deduction.

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91439 2402

Annual Report

December 31, 2023

VP Capital Appreciation Fund
Class I (AVCIX)
Class II (AVCWX)
Class Y (AVCYX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Class I	AVCIX	20.69%	13.24%	9.36%	—	11/20/87
Russell Midcap Growth Index	—	25.87%	13.81%	10.57%	—	—
Class II	AVCWX	20.55%	13.09%	—	9.80%	4/25/14
Class Y	AVCYX	21.14%	13.64%	—	10.99%	9/22/17
Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2023
Class I — $24,470

Russell Midcap Growth Index — $27,313

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II	Class Y
1.00%	1.15%	0.65%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Rob Brookby and Nalin Yogasundram

Performance Summary

VP Capital Appreciation returned 20.69%* for the 12 months ended December 31, 2023, versus the 25.87% return of the fund’s benchmark, the Russell Midcap Growth Index. The fund’s return reflects operating expenses, while the index return does not.

Performance relative to the benchmark was hampered by stock selection, especially in the financials, health care and industrials sectors. Stock choices in communication services and materials benefited performance.

Financials Detracted

Stock selection hampered performance in the financials sector relative to the benchmark. SVB Financial Group was a significant detractor. Silicon Valley Bank had a well-publicized run by depositors and subsequently failed. As a result, the equity value of the business went to zero, and the stock exited the portfolio. First-half results for the Netherlands-based digital payments company Adyen missed expectations, with a significant slowdown in U.S. e-commerce, partly due to the economic environment but also due to competitive pressures. We eliminated the stock.

In the health care sector, Sarepta Therapeutics was a key detractor. The Food and Drug Administration approved Sarepta’s gene therapy for Duchenne muscular dystrophy but added an extra step in the regulatory approval process and ultimately approved the drug for a narrower-than-expected use. The chief financial officer of Catalent, a contract drug manufacturer, left the firm as the company restated prior financial statements, delayed its quarterly earnings call and lowered guidance. We eliminated our holdings of Sarepta and Catalent. Mettler-Toledo International, a maker of laboratory and sales equipment, reported better-than-expected quarterly results but guided lower due to its large-capitalization pharmaceutical customers stretching their sales cycles because of the uncertain macroeconomic environment.

Other significant detractors included The Hershey Co. The candy maker reported revenues in line with expectations driven by stronger pricing but weaker volumes. The stock also started to face headwinds on concerns about the impact of weight-loss drugs on confectionary volumes. We eliminated Hershey.

Communication Services Benefited Performance

Stock choices in the entertainment industry led performance in the communication services sector. Stock choices among media companies were also helpful.

Top individual contributors included Palo Alto Networks, which sells cybersecurity software for on-premise and cloud applications. Security spending is defensive because companies have to protect against cyber threats regardless of economic conditions. Cadence Design Systems, a provider of software to help design semiconductor chips, outperformed. Semiconductor companies have to spend on research and development regardless of economic conditions, which benefits Cadence. Manhattan Associates, a provider of warehouse management software solutions, began to see an acceleration by customers moving from on-premise to its cloud offering. The energy drink manufacturer Celsius Holdings reported strong results with revenue and earnings coming in much better than expected. The company’s market share gains continued to accelerate with its PepsiCo distribution agreement. Vertiv Holdings, a manufacturer of power and cooling equipment for data centers, reported strong results driven by increased spending by large cloud computing providers and data center real estate investment trusts to meet increased demand from artificial intelligence.

*All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
4

Fund Characteristics

DECEMBER 31, 2023
Types of Investments in Portfolio	% of net assets
Common Stocks	97.8%
Short-Term Investments	2.3%
Other Assets and Liabilities	(0.1)%

Top Five Industries	% of net assets
Software	14.5%
Life Sciences Tools and Services	9.0%
Hotels, Restaurants and Leisure	5.8%
Capital Markets	5.7%
Biotechnology	5.5%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period(1) 7/1/23 - 12/31/23	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,054.10	$4.76	0.92%
Class II	$1,000	$1,053.10	$5.54	1.07%
Class Y	$1,000	$1,055.70	$2.95	0.57%
Hypothetical
Class I	$1,000	$1,020.57	$4.69	0.92%
Class II	$1,000	$1,019.81	$5.45	1.07%
Class Y	$1,000	$1,022.33	$2.91	0.57%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

DECEMBER 31, 2023

	Shares	Value
COMMON STOCKS — 97.8%
Aerospace and Defense — 2.6%
CAE, Inc.(1)	82,008	$1,770,068
Curtiss-Wright Corp.	29,458	6,562,948
HEICO Corp.	17,919	3,205,171
		11,538,187
Automobile Components — 2.2%
Aptiv PLC(1)	47,920	4,299,383
Mobileye Global, Inc., Class A(1)(2)	125,476	5,435,620
		9,735,003
Beverages — 1.3%
Celsius Holdings, Inc.(1)	104,812	5,714,350
Biotechnology — 5.5%
Amicus Therapeutics, Inc.(1)	329,777	4,679,536
BioMarin Pharmaceutical, Inc.(1)	47,462	4,576,286
Cytokinetics, Inc.(1)	40,400	3,372,996
Natera, Inc.(1)	64,499	4,040,217
Neurocrine Biosciences, Inc.(1)	35,441	4,669,706
Viking Therapeutics, Inc.(1)	159,774	2,973,394
		24,312,135
Building Products — 1.5%
Trane Technologies PLC	27,615	6,735,298
Capital Markets — 5.7%
Ares Management Corp., Class A	77,663	9,235,684
LPL Financial Holdings, Inc.	20,461	4,657,333
MSCI, Inc.	20,222	11,438,574
		25,331,591
Chemicals — 2.5%
Avient Corp.	116,118	4,827,025
Element Solutions, Inc.	271,163	6,274,712
		11,101,737
Commercial Services and Supplies — 1.9%
Republic Services, Inc.	49,949	8,237,090
Communications Equipment — 1.2%
Arista Networks, Inc.(1)	21,466	5,055,458
Containers and Packaging — 1.2%
Avery Dennison Corp.	26,245	5,305,689
Diversified Consumer Services — 1.6%
Bright Horizons Family Solutions, Inc.(1)	26,449	2,492,554
Duolingo, Inc.(1)	20,319	4,609,365
		7,101,919
Electrical Equipment — 4.5%
AMETEK, Inc.	50,162	8,271,212
Regal Rexnord Corp.	43,813	6,485,200
Vertiv Holdings Co.	104,749	5,031,095
		19,787,507
Electronic Equipment, Instruments and Components — 0.9%
Keysight Technologies, Inc.(1)	24,901	3,961,500
7

	Shares	Value
Entertainment — 3.4%
Spotify Technology SA(1)	50,349	$9,461,080
Take-Two Interactive Software, Inc.(1)	33,583	5,405,184
		14,866,264
Ground Transportation — 2.0%
Norfolk Southern Corp.	20,721	4,898,030
XPO, Inc.(1)	44,000	3,853,960
		8,751,990
Health Care Equipment and Supplies — 4.9%
Dexcom, Inc.(1)	92,432	11,469,887
GE HealthCare Technologies, Inc.	54,458	4,210,692
Glaukos Corp.(1)	30,585	2,431,202
Lantheus Holdings, Inc.(1)	56,540	3,505,480
		21,617,261
Health Care Technology — 0.8%
Veeva Systems, Inc., Class A(1)	17,991	3,463,627
Hotels, Restaurants and Leisure — 5.8%
Airbnb, Inc., Class A(1)	54,746	7,453,121
Chipotle Mexican Grill, Inc.(1)	1,620	3,704,875
Hilton Worldwide Holdings, Inc.	78,166	14,233,247
		25,391,243
Household Products — 2.9%
Church & Dwight Co., Inc.	134,669	12,734,301
Insurance — 0.9%
Ryan Specialty Holdings, Inc.(1)	90,535	3,894,816
Interactive Media and Services — 0.5%
Match Group, Inc.(1)	65,307	2,383,706
IT Services — 2.1%
Cloudflare, Inc., Class A(1)	83,984	6,992,508
Snowflake, Inc., Class A(1)	11,249	2,238,551
		9,231,059
Life Sciences Tools and Services — 9.0%
Agilent Technologies, Inc.	64,651	8,988,429
Avantor, Inc.(1)	118,027	2,694,556
Bio-Techne Corp.	84,484	6,518,785
IQVIA Holdings, Inc.(1)	47,363	10,958,851
Mettler-Toledo International, Inc.(1)	8,599	10,430,243
		39,590,864
Machinery — 2.8%
Graco, Inc.	38,249	3,318,483
Ingersoll Rand, Inc.	17,445	1,349,196
Parker-Hannifin Corp.	16,261	7,491,443
		12,159,122
Media — 1.6%
Trade Desk, Inc., Class A(1)	99,972	7,193,985
Metals and Mining — 0.4%
Capstone Copper Corp.(1)	313,881	1,527,891
Oil, Gas and Consumable Fuels — 1.4%
Cheniere Energy, Inc.	27,752	4,737,544
Excelerate Energy, Inc., Class A	79,396	1,227,462
		5,965,006
Professional Services — 2.4%
Jacobs Solutions, Inc.	42,435	5,508,063
8

	Shares	Value
Verisk Analytics, Inc.	21,945	$5,241,783
		10,749,846
Semiconductors and Semiconductor Equipment — 4.2%
Enphase Energy, Inc.(1)	18,138	2,396,755
Marvell Technology, Inc.	77,794	4,691,756
Monolithic Power Systems, Inc.	12,825	8,089,754
Teradyne, Inc.	32,058	3,478,934
		18,657,199
Software — 14.5%
Atlassian Corp., Class A(1)	15,003	3,568,614
Cadence Design Systems, Inc.(1)	32,335	8,807,084
Crowdstrike Holdings, Inc., Class A(1)	39,736	10,145,395
Datadog, Inc., Class A(1)	79,734	9,678,113
HubSpot, Inc.(1)	18,303	10,625,624
Manhattan Associates, Inc.(1)	44,457	9,572,481
Palantir Technologies, Inc., Class A(1)	333,932	5,733,612
Palo Alto Networks, Inc.(1)	19,977	5,890,818
		64,021,741
Specialized REITs — 0.8%
SBA Communications Corp.	13,971	3,544,303
Specialty Retail — 1.4%
Burlington Stores, Inc.(1)	32,114	6,245,531
Textiles, Apparel and Luxury Goods — 3.4%
Lululemon Athletica, Inc.(1)	15,241	7,792,571
On Holding AG, Class A(1)	268,941	7,253,339
		15,045,910
TOTAL COMMON STOCKS (Cost $311,762,667)		430,953,129
SHORT-TERM INVESTMENTS — 2.3%
Money Market Funds — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class	308,620	308,620
Repurchase Agreements — 2.2%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.75% - 4.375%, 12/31/26 - 2/15/38, valued at $725,496), in a joint trading account at 5.30%, dated 12/29/23, due 1/2/24 (Delivery value $711,009)		710,591
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.375% - 3.50%, 1/31/30 - 2/15/44, valued at $8,695,560), at 5.31%, dated 12/29/23, due 1/2/24 (Delivery value $8,530,030)		8,525,000
Toronto-Dominion Bank, (collateralized by various U.S. Treasury obligations, 0.375% - 2.75%, 8/31/25 - 7/31/27, valued at $722,188), at 5.30%, dated 12/29/23, due 1/2/24 (Delivery value $712,419)		712,000
		9,947,591
TOTAL SHORT-TERM INVESTMENTS (Cost $10,256,211)		10,256,211
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $322,018,878)		441,209,340
OTHER ASSETS AND LIABILITIES — (0.1)%		(256,210)
TOTAL NET ASSETS — 100.0%		$440,953,130

9

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,722,034	CAD	3,640,394	Goldman Sachs & Co.	3/28/24	$(28,518)
USD	72,866	CAD	96,545	Goldman Sachs & Co.	3/28/24	(80)
USD	186,046	CAD	245,271	Goldman Sachs & Co.	3/28/24	728
						$(27,870)

NOTES TO SCHEDULE OF INVESTMENTS
CAD	–	Canadian Dollar
USD	–	United States Dollar
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $180,384. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. At the period end, the aggregate value of the collateral held by the fund was $186,201, all of which is securities collateral.

See Notes to Financial Statements.
10

Statement of Assets and Liabilities

DECEMBER 31, 2023
Assets
Investment securities, at value (cost of $322,018,878) — including $180,384 of securities on loan	$441,209,340
Receivable for investments sold	1,144,653
Receivable for capital shares sold	8,194
Unrealized appreciation on forward foreign currency exchange contracts	728
Dividends and interest receivable	101,868
Securities lending receivable	191
442,464,974

Liabilities
Payable for investments purchased	833,367
Payable for capital shares redeemed	414,491
Unrealized depreciation on forward foreign currency exchange contracts	28,598
Accrued management fees	234,640
Distribution fees payable	748
1,511,844

Net Assets	$440,953,130

Net Assets Consist of:
Capital (par value and paid-in surplus)	$311,505,696
Distributable earnings (loss)	129,447,434
$440,953,130

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$76,651,283	5,391,350	$14.22
Class II, $0.01 Par Value	$3,625,067	261,060	$13.89
Class Y, $0.01 Par Value	$360,676,780	24,696,200	$14.60

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED DECEMBER 31, 2023
Investment Income (Loss)
Income:
Dividends	$2,138,176
Interest	381,292
Securities lending, net	9,076
2,528,544

Expenses:
Management fees	3,162,218
Distribution fees - Class II	9,107
Directors' fees and expenses	15,322
Other expenses	36
3,186,683
Fees waived(1)	(351,959)
2,834,724

Net investment income (loss)	(306,180)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	13,182,712
Forward foreign currency exchange contract transactions	(11,061)
Foreign currency translation transactions	1,475
13,173,126

Change in net unrealized appreciation (depreciation) on:
Investments	70,519,684
Forward foreign currency exchange contracts	(3,450)
Translation of assets and liabilities in foreign currencies	139
70,516,373

Net realized and unrealized gain (loss)	83,689,499

Net Increase (Decrease) in Net Assets Resulting from Operations	$83,383,319
(1)Amount consists of $67,072, $2,914 and $281,973 for Class I, Class II and Class Y, respectively.

See Notes to Financial Statements.
12

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022
Increase (Decrease) in Net Assets	December 31, 2023	December 31, 2022
Operations
Net investment income (loss)	$(306,180)	$(903,544)
Net realized gain (loss)	13,173,126	(62,327)
Change in net unrealized appreciation (depreciation)	70,516,373	(179,208,357)
Net increase (decrease) in net assets resulting from operations	83,383,319	(180,174,228)

Distributions to Shareholders
From earnings:
Class I	(123,093)	(12,876,968)
Class II	(5,824)	(578,124)
Class Y	(510,337)	(54,098,814)
Decrease in net assets from distributions	(639,254)	(67,553,906)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(67,869,599)	19,348,259

Net increase (decrease) in net assets	14,874,466	(228,379,875)

Net Assets
Beginning of period	426,078,664	654,458,539
End of period	$440,953,130	$426,078,664

See Notes to Financial Statements.
13

Notes to Financial Statements

DECEMBER 31, 2023

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Capital Appreciation Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth. The fund offers Class I, Class II and Class Y.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

14

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

15

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). During the period ended December 31, 2023, the investment advisor agreed to waive 0.08% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2024 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended December 31, 2023 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Class I	0.90% to 1.00%	1.00%	0.92%
Class II	0.80% to 0.90%	0.90%	0.82%
Class Y	0.55% to 0.65%	0.65%	0.57%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2023 are detailed in the Statement of Operations.

16

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2023 were $250,820,081 and $320,672,257, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	175,000,000		195,000,000
Sold	347,179	$4,475,210	455,200	$6,010,537
Issued in reinvestment of distributions	9,959	123,093	889,908	12,876,968
Redeemed	(1,717,630)	(22,818,728)	(1,064,655)	(13,553,429)
	(1,360,492)	(18,220,425)	280,453	5,334,076
Class II/Shares Authorized	25,000,000		25,000,000
Sold	56,026	691,258	82,620	1,039,983
Issued in reinvestment of distributions	482	5,824	40,799	578,124
Redeemed	(104,738)	(1,322,625)	(112,685)	(1,427,526)
	(48,230)	(625,543)	10,734	190,581
Class Y/Shares Authorized	180,000,000		180,000,000
Sold	261,270	3,448,589	475,060	6,084,883
Issued in reinvestment of distributions	40,279	510,337	3,662,750	54,098,814
Redeemed	(4,001,674)	(52,982,557)	(3,480,760)	(46,360,095)
	(3,700,125)	(49,023,631)	657,050	13,823,602
Net increase (decrease)	(5,108,847)	$(67,869,599)	948,237	$19,348,259

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).
17

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$427,655,170	$3,297,959	—
Short-Term Investments	308,620	9,947,591	—
	$427,963,790	$13,245,550	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$728	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$28,598	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $5,935,019.

The value of foreign currency risk derivative instruments as of December 31, 2023, is disclosed on the Statement of Assets and Liabilities as an asset of $728 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $28,598 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2023, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(11,061) in net realized gain (loss) on forward foreign currency exchange contract transactions and $(3,450) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

18

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2023 and December 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	—	$10,990,040
Long-term capital gains	$639,254	$56,563,866

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$326,865,278
Gross tax appreciation of investments	$121,910,880
Gross tax depreciation of investments	(7,566,818)
Net tax appreciation (depreciation) of investments	114,344,062
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	—
Net tax appreciation (depreciation)	$114,344,062
Undistributed ordinary income	—
Accumulated long-term gains	$15,243,879
Late-year ordinary loss deferral	$(140,507)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

10. Corporate Event

On December 6, 2023, the Board of Directors approved an agreement and plan of reorganization (the reorganization) of the fund into and with a substantially similar series and class of Lincoln Variable Insurance Products Trust. The reorganization is subject to the approval of shareholders of the fund.
19

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2023	$11.80	(0.05)	2.49	2.44	—	(0.02)	(0.02)	$14.22	20.69%	0.92%	1.00%	(0.35)%	(0.43)%	58%	$76,651
2022	$18.71	(0.06)	(4.83)	(4.89)	—	(2.02)	(2.02)	$11.80	(28.11)%	0.92%	1.00%	(0.47)%	(0.55)%	52%	$79,646
2021	$19.27	(0.12)	1.97	1.85	—	(2.41)	(2.41)	$18.71	11.16%	0.91%	0.99%	(0.65)%	(0.73)%	41%	$121,050
2020	$15.96	(0.06)	5.21	5.15	—	(1.84)	(1.84)	$19.27	42.46%	0.90%	1.00%	(0.41)%	(0.51)%	83%	$119,549
2019	$14.17	(0.03)	4.65	4.62	—	(2.83)	(2.83)	$15.96	35.56%	0.88%	1.00%	(0.18)%	(0.30)%	94%	$90,134
Class II
2023	$11.54	(0.06)	2.43	2.37	—	(0.02)	(0.02)	$13.89	20.55%	1.07%	1.15%	(0.50)%	(0.58)%	58%	$3,625
2022	$18.37	(0.08)	(4.73)	(4.81)	—	(2.02)	(2.02)	$11.54	(28.25)%	1.07%	1.15%	(0.62)%	(0.70)%	52%	$3,569
2021	$18.99	(0.14)	1.93	1.79	—	(2.41)	(2.41)	$18.37	11.05%	1.06%	1.14%	(0.80)%	(0.88)%	41%	$5,485
2020	$15.78	(0.08)	5.13	5.05	—	(1.84)	(1.84)	$18.99	42.29%	1.05%	1.15%	(0.56)%	(0.66)%	83%	$2,235
2019	$14.06	(0.05)	4.60	4.55	—	(2.83)	(2.83)	$15.78	35.32%	1.03%	1.15%	(0.33)%	(0.45)%	94%	$1,411

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class Y
2023	$12.07	—(3)	2.55	2.55	—	(0.02)	(0.02)	$14.60	21.14%	0.57%	0.65%	0.00%(4)	(0.08)%	58%	$360,677
2022	$19.03	(0.02)	(4.92)	(4.94)	—	(2.02)	(2.02)	$12.07	(27.92)%	0.57%	0.65%	(0.12)%	(0.20)%	52%	$342,863
2021	$19.50	(0.06)	2.00	1.94	—	(2.41)	(2.41)	$19.03	11.57%	0.56%	0.64%	(0.30)%	(0.38)%	41%	$527,924
2020	$16.09	(0.01)	5.28	5.27	(0.02)	(1.84)	(1.86)	$19.50	43.00%	0.55%	0.65%	(0.06)%	(0.16)%	83%	$550,919
2019	$14.23	0.03	4.67	4.70	(0.01)	(2.83)	(2.84)	$16.09	36.02%	0.53%	0.65%	0.17%	0.05%	94%	$427,083

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
(3)Per-share amount was less than $0.005.
(4)Ratio was less than 0.005%.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the VP Capital Appreciation Fund and the Board of Directors of American Century Variable Portfolios, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Capital Appreciation Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Capital Appreciation Fund of the American Century Variable Portfolios, Inc. as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 12, 2024

We have served as the auditor of one or more American Century investment companies since 1997.
22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	65	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	65	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	65	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	65	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	65	None
23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	65	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	65	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	65	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates(1) (1948)	Director	Since 2012	Retired	118	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None

(1) Effective December 31, 2023, Steven E. Yates retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

25

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $639,254, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2023.

26

Notes
27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91442 2402

Annual Report

December 31, 2023

VP Disciplined Core Value Fund
Class I (AVGIX)
Class II (AVPGX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVGIX	8.65%	10.19%	8.19%	10/30/97
Russell 1000 Value Index	—	11.46%	10.91%	8.40%	—
Class II	AVPGX	8.24%	9.92%	7.92%	5/1/02

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2023
Class I — $21,969

Russell 1000 Value Index — $22,399

Total Annual Fund Operating Expenses
Class I	Class II
0.71%	0.96%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Portfolio Commentary

Portfolio Managers: Stephen Quance, Yulin Long and Arun Daniel

During the period, Stephen Quance joined the fund’s management team. Steven Rossi is no longer with the firm.

Performance Summary

VP Disciplined Core Value returned 8.65%* for the year ended December 31, 2023, compared with the 11.46% return of its benchmark, the Russell 1000 Value Index.

Stock selections in the financials and health care sectors detracted most from the fund’s relative returns. An underweight to the communication services sector also hampered relative returns. Allocation and selection decisions in the utilities sector contributed to performance, as did stock selection in consumer discretionary.

Financials, Communication Services and Health Care Detracted Most from Performance

Selection decisions in the financials sector detracted most from relative performance. In the banking industry, shares of three banks weighed most on returns: SVB Financial Group, First Citizens BancShares and KeyCorp. Bank stocks were hurt by the regional banking crisis in the first quarter of 2023, and we exited these three positions. Stock selection also hindered performance in the capital markets industry. A lack of exposure to Coinbase Global and an underweight position in S&P Global were the leading detractors. We exited S&P Global during the period.

In the communication services sector, an underweight detracted from relative returns, especially in interactive media and services companies. The underweight to Meta Platforms was particularly detrimental as this stock rallied on aggressive cost-cutting, and we ultimately exited the position. In health care, unfavorable stock choices drove the underperformance, while an overweight also detracted. The health care providers and services industry was the primary hindrance, where an overweight hampered returns.

Utilities and Consumer Discretionary Added to Relative Performance

The utilities sector was the primary area of strength during the reporting period, driven by an underweight to the sector as well as favorable stock selections. An underweight to the electric utilities industry accounted for much of the outperformance, where a lack of exposure to NextEra Energy was especially beneficial. This utility experienced a sell-off when an affiliated yield company cut its dividend growth expectations. In the independent power and renewable electricity producers industry, a position in Vistra also contributed. Healthy demand enabled the company to bounce back from losses a year earlier.

Stock choices in the consumer discretionary sector also contributed to performance, especially in the specialty retail industry. Shares of Williams-Sonoma, a home furnishings retailer, gained as the company continued to benefit from new product offerings and ongoing strength in its e-commerce business. The fund’s position in AutoNation also contributed. This automotive retailer gained from its continued expansion into used vehicles, mobile repair and automobile finance. Share buybacks also supported performance.

*All fund returns referenced in this commentary are for Class I shares. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

3

Fund Characteristics

DECEMBER 31, 2023
Types of Investments in Portfolio	% of net assets
Common Stocks	99.0%
Short-Term Investments	0.9%
Other Assets and Liabilities	0.1%

Top Five Industries	% of net assets
Banks	6.9%
Oil, Gas and Consumable Fuels	6.7%
Biotechnology	5.0%
Machinery	4.9%
Semiconductors and Semiconductor Equipment	4.7%

4

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period(1) 7/1/23 - 12/31/23	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,070.20	$3.70	0.71%
Class II	$1,000	$1,068.90	$5.01	0.96%
Hypothetical
Class I	$1,000	$1,021.63	$3.62	0.71%
Class II	$1,000	$1,020.37	$4.89	0.96%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
5

Schedule of Investments

DECEMBER 31, 2023

	Shares	Value
COMMON STOCKS — 99.0%
Aerospace and Defense — 2.7%
Huntington Ingalls Industries, Inc.	3,990	$1,035,964
Lockheed Martin Corp.	10,041	4,550,983
Textron, Inc.	43,317	3,483,553
		9,070,500
Air Freight and Logistics — 0.9%
FedEx Corp.	6,788	1,717,160
United Parcel Service, Inc., Class B	7,402	1,163,817
		2,880,977
Automobile Components — 0.6%
BorgWarner, Inc.	31,653	1,134,760
Lear Corp.	5,700	804,897
		1,939,657
Banks — 6.9%
Bank of America Corp.	63,452	2,136,429
Citigroup, Inc.	18,272	939,912
JPMorgan Chase & Co.	72,051	12,255,875
M&T Bank Corp.	7,304	1,001,232
PNC Financial Services Group, Inc.	6,921	1,071,717
Truist Financial Corp.	38,206	1,410,566
U.S. Bancorp	38,076	1,647,929
Wells Fargo & Co.	49,086	2,416,013
		22,879,673
Beverages — 1.5%
Coca-Cola Co.	20,286	1,195,454
Molson Coors Beverage Co., Class B	19,357	1,184,842
PepsiCo, Inc.	15,118	2,567,641
		4,947,937
Biotechnology — 5.0%
Amgen, Inc.	14,000	4,032,280
Gilead Sciences, Inc.	79,239	6,419,151
Regeneron Pharmaceuticals, Inc.(1)	3,345	2,937,880
Vertex Pharmaceuticals, Inc.(1)	8,132	3,308,830
		16,698,141
Broadline Retail — 0.4%
Kohl's Corp.	25,081	719,323
Nordstrom, Inc.	31,713	585,105
		1,304,428
Building Products — 2.2%
Johnson Controls International PLC	19,175	1,105,247
Masco Corp.	37,428	2,506,927
Owens Corning	25,772	3,820,184
		7,432,358
Capital Markets — 3.1%
Cboe Global Markets, Inc.	21,163	3,778,865
Franklin Resources, Inc.	23,972	714,126
Houlihan Lokey, Inc.	5,124	614,419
6

	Shares	Value
Interactive Brokers Group, Inc., Class A	18,495	$1,533,236
Morgan Stanley	17,033	1,588,327
Raymond James Financial, Inc.	10,922	1,217,803
T. Rowe Price Group, Inc.	6,809	733,261
		10,180,037
Chemicals — 1.9%
Dow, Inc.	29,206	1,601,657
LyondellBasell Industries NV, Class A	31,378	2,983,420
Olin Corp.	26,083	1,407,178
Westlake Corp.	3,298	461,588
		6,453,843
Commercial Services and Supplies — 0.2%
Veralto Corp.	7,383	607,326
Communications Equipment — 1.8%
Cisco Systems, Inc.	102,289	5,167,640
Juniper Networks, Inc.	24,235	714,448
		5,882,088
Construction Materials — 0.2%
Eagle Materials, Inc.	2,955	599,392
Consumer Finance — 2.3%
American Express Co.	24,651	4,618,119
Credit Acceptance Corp.(1)	1,155	615,303
Synchrony Financial	59,843	2,285,404
		7,518,826
Consumer Staples Distribution & Retail — 1.8%
US Foods Holding Corp.(1)	52,079	2,364,907
Walmart, Inc.	22,617	3,565,570
		5,930,477
Containers and Packaging — 0.7%
Packaging Corp. of America	14,565	2,372,784
Distributors — 0.5%
LKQ Corp.	33,010	1,577,548
Diversified Consumer Services — 0.4%
H&R Block, Inc.	29,039	1,404,616
Electric Utilities — 1.1%
Evergy, Inc.	32,976	1,721,347
Xcel Energy, Inc.	31,460	1,947,689
		3,669,036
Electrical Equipment — 1.7%
Acuity Brands, Inc.	6,572	1,346,143
Atkore, Inc.(1)	9,167	1,466,720
Hubbell, Inc.	5,028	1,653,860
nVent Electric PLC	19,619	1,159,287
		5,626,010
Electronic Equipment, Instruments and Components — 0.2%
TD SYNNEX Corp.	7,227	777,697
Energy Equipment and Services — 0.9%
Baker Hughes Co.	38,917	1,330,183
Halliburton Co.	42,547	1,538,074
		2,868,257
Entertainment — 0.9%
Electronic Arts, Inc.	22,597	3,091,496
7

	Shares	Value
Financial Services — 3.5%
Affirm Holdings, Inc.(1)	27,873	$1,369,679
Berkshire Hathaway, Inc., Class B(1)	17,886	6,379,221
Euronet Worldwide, Inc.(1)	5,901	598,892
PayPal Holdings, Inc.(1)	55,680	3,419,309
		11,767,101
Food Products — 0.5%
Archer-Daniels-Midland Co.	22,221	1,604,801
Gas Utilities — 0.3%
Atmos Energy Corp.	9,470	1,097,573
Ground Transportation — 1.2%
Knight-Swift Transportation Holdings, Inc.	7,328	422,459
Uber Technologies, Inc.(1)	56,295	3,466,083
		3,888,542
Health Care Equipment and Supplies — 1.6%
Abbott Laboratories	11,471	1,262,613
Lantheus Holdings, Inc.(1)	15,212	943,144
Medtronic PLC	37,424	3,082,989
		5,288,746
Health Care Providers and Services — 3.6%
Centene Corp.(1)	16,132	1,197,156
Cigna Group	4,883	1,462,214
DaVita, Inc.(1)	17,621	1,845,976
Elevance Health, Inc.	6,333	2,986,389
Henry Schein, Inc.(1)	6,206	469,856
McKesson Corp.	7,362	3,408,459
Progyny, Inc.(1)	17,682	657,417
		12,027,467
Hotel & Resort REITs — 0.9%
Host Hotels & Resorts, Inc.	145,122	2,825,525
Hotels, Restaurants and Leisure — 2.2%
Boyd Gaming Corp.	12,218	764,969
Darden Restaurants, Inc.	6,726	1,105,082
Expedia Group, Inc.(1)	21,844	3,315,700
Vail Resorts, Inc.	1,357	289,679
Yum! Brands, Inc.	14,309	1,869,614
		7,345,044
Household Durables — 0.3%
Mohawk Industries, Inc.(1)	8,512	880,992
Household Products — 3.4%
Colgate-Palmolive Co.	39,291	3,131,886
Kimberly-Clark Corp.	34,426	4,183,103
Procter & Gamble Co.	26,217	3,841,839
		11,156,828
Independent Power and Renewable Electricity Producers — 1.2%
Vistra Corp.	101,824	3,922,261
Industrial REITs — 0.3%
Prologis, Inc.	7,501	999,883
Insurance — 3.9%
Everest Group Ltd.	4,419	1,562,470
Fidelity National Financial, Inc.	14,348	732,035
Hartford Financial Services Group, Inc.	17,547	1,410,428
8

	Shares	Value
Marsh & McLennan Cos., Inc.	22,569	$4,276,148
Progressive Corp.	9,117	1,452,156
Travelers Cos., Inc.	7,269	1,384,672
W R Berkley Corp.	31,334	2,215,940
		13,033,849
IT Services — 2.3%
Accenture PLC, Class A	2,704	948,861
Amdocs Ltd.	9,837	864,574
Cognizant Technology Solutions Corp., Class A	54,046	4,082,094
International Business Machines Corp.	10,689	1,748,186
		7,643,715
Life Sciences Tools and Services — 0.2%
Thermo Fisher Scientific, Inc.	708	375,799
Waters Corp.(1)	1,038	341,741
		717,540
Machinery — 4.9%
AGCO Corp.	18,597	2,257,862
Caterpillar, Inc.	9,472	2,800,586
Cummins, Inc.	19,452	4,660,115
Mueller Industries, Inc.	14,505	683,911
Oshkosh Corp.	6,665	722,553
Parker-Hannifin Corp.	5,288	2,436,181
Snap-on, Inc.	7,745	2,237,066
Timken Co.	4,365	349,855
		16,148,129
Media — 2.5%
Comcast Corp., Class A	174,414	7,648,054
Interpublic Group of Cos., Inc.	18,146	592,285
		8,240,339
Metals and Mining — 1.2%
Cleveland-Cliffs, Inc.(1)	26,293	536,903
Nucor Corp.	19,320	3,362,453
		3,899,356
Multi-Utilities — 0.5%
Consolidated Edison, Inc.	18,371	1,671,210
Oil, Gas and Consumable Fuels — 6.7%
APA Corp.	42,457	1,523,357
Chevron Corp.	23,812	3,551,798
ConocoPhillips	13,661	1,585,632
EOG Resources, Inc.	5,704	689,899
EQT Corp.	47,536	1,837,742
Exxon Mobil Corp.	62,959	6,294,641
Marathon Oil Corp.	49,103	1,186,329
Marathon Petroleum Corp.	25,287	3,751,579
Phillips 66	14,153	1,884,330
		22,305,307
Pharmaceuticals — 3.6%
Bristol-Myers Squibb Co.	74,240	3,809,254
Johnson & Johnson	38,244	5,994,365
Merck & Co., Inc.	19,730	2,150,965
		11,954,584
Professional Services — 1.9%
ASGN, Inc.(1)	5,486	527,589
9

	Shares	Value
CACI International, Inc., Class A(1)	7,967	$2,580,192
Leidos Holdings, Inc.	19,169	2,074,852
Parsons Corp.(1)	10,390	651,557
TriNet Group, Inc.(1)	4,690	557,782
		6,391,972
Real Estate Management and Development — 0.3%
Jones Lang LaSalle, Inc.(1)	4,982	940,950
Retail REITs — 1.7%
Simon Property Group, Inc.	39,409	5,621,300
Semiconductors and Semiconductor Equipment — 4.7%
Amkor Technology, Inc.	29,305	974,977
Broadcom, Inc.	3,312	3,697,020
KLA Corp.	6,524	3,792,401
Marvell Technology, Inc.	37,959	2,289,307
Microchip Technology, Inc.	12,044	1,086,128
Micron Technology, Inc.	3,432	292,887
NXP Semiconductors NV	7,002	1,608,220
QUALCOMM, Inc.	7,216	1,043,650
Skyworks Solutions, Inc.	6,281	706,110
		15,490,700
Software — 2.9%
Adobe, Inc.(1)	4,296	2,562,994
Aspen Technology, Inc.(1)	4,402	969,100
Microsoft Corp.	4,050	1,522,962
Oracle Corp. (New York)	2,570	270,955
Salesforce, Inc.(1)	6,215	1,635,415
Synopsys, Inc.(1)	5,428	2,794,932
		9,756,358
Specialized REITs — 0.7%
Equinix, Inc.	1,337	1,076,806
Public Storage	4,375	1,334,375
		2,411,181
Specialty Retail — 2.2%
AutoNation, Inc.(1)	4,305	646,525
Gap, Inc.	21,940	458,765
Lithia Motors, Inc.	1,415	465,931
Lowe's Cos., Inc.	12,458	2,772,528
Williams-Sonoma, Inc.	14,764	2,979,080
		7,322,829
Technology Hardware, Storage and Peripherals — 0.4%
Hewlett Packard Enterprise Co.	76,762	1,303,419
Textiles, Apparel and Luxury Goods — 0.9%
NIKE, Inc., Class B	17,215	1,869,033
Skechers USA, Inc., Class A(1)	15,427	961,719
		2,830,752
Trading Companies and Distributors — 0.6%
Beacon Roofing Supply, Inc.(1)	13,531	1,177,468
MSC Industrial Direct Co., Inc., Class A	6,801	688,669
		1,866,137
TOTAL COMMON STOCKS (Cost $275,488,575)		328,067,494
10

	Shares	Value
SHORT-TERM INVESTMENTS — 0.9%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	82,511	$82,511
Repurchase Agreements — 0.9%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.75% - 4.375%, 12/31/26 - 2/15/38, valued at $207,639), in a joint trading account at 5.30%, dated 12/29/23, due 1/2/24 (Delivery value $203,493)		203,373
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.50%, 1/31/30, valued at $2,487,806), at 5.31%, dated 12/29/23, due 1/2/24 (Delivery value $2,440,439)		2,439,000
Toronto-Dominion Bank, (collateralized by various U.S. Treasury obligations, 2.00% - 4.00%, 5/31/24 - 7/31/30, valued at $206,737), at 5.30%, dated 12/29/23, due 1/2/24 (Delivery value $204,120)		204,000
		2,846,373
TOTAL SHORT-TERM INVESTMENTS (Cost $2,928,884)		2,928,884
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $278,417,459)		330,996,378
OTHER ASSETS AND LIABILITIES — 0.1%		180,979
TOTAL NET ASSETS — 100.0%		$331,177,357

NOTES TO SCHEDULE OF INVESTMENTS
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

DECEMBER 31, 2023
Assets
Investment securities, at value (cost of $278,417,459)	$330,996,378
Receivable for capital shares sold	93,222
Dividends and interest receivable	349,743
331,439,343

Liabilities
Payable for capital shares redeemed	61,011
Accrued management fees	194,178
Distribution fees payable	6,797
261,986

Net Assets	$331,177,357

Net Assets Consist of:
Capital (par value and paid-in surplus)	$322,079,538
Distributable earnings (loss)	9,097,819
$331,177,357

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$299,109,808	39,016,725	$7.67
Class II, $0.01 Par Value	$32,067,549	4,182,067	$7.67

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED DECEMBER 31, 2023
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,573)	$7,351,575
Interest	122,840
7,474,415

Expenses:
Management fees	2,355,871
Distribution fees - Class II	84,254
Directors' fees and expenses	11,775
Other expenses	7,023
2,458,923

Net investment income (loss)	5,015,492

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on investment transactions	(8,012,515)

Change in net unrealized appreciation (depreciation) on:
Investments	29,191,998
Translation of assets and liabilities in foreign currencies	1,001
29,192,999

Net realized and unrealized gain (loss)	21,180,484

Net Increase (Decrease) in Net Assets Resulting from Operations	$26,195,976

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022
Increase (Decrease) in Net Assets	December 31, 2023	December 31, 2022
Operations
Net investment income (loss)	$5,015,492	$6,843,254
Net realized gain (loss)	(8,012,515)	(34,899,963)
Change in net unrealized appreciation (depreciation)	29,192,999	(27,575,143)
Net increase (decrease) in net assets resulting from operations	26,195,976	(55,631,852)

Distributions to Shareholders
From earnings:
Class I	(4,598,213)	(94,396,749)
Class II	(430,663)	(9,535,320)
Decrease in net assets from distributions	(5,028,876)	(103,932,069)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(51,032,805)	69,557,843

Net increase (decrease) in net assets	(29,865,705)	(90,006,078)

Net Assets
Beginning of period	361,043,062	451,049,140
End of period	$331,177,357	$361,043,062

See Notes to Financial Statements.
14

Notes to Financial Statements

DECEMBER 31, 2023

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Disciplined Core Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth by investing in common stocks. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

15

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

16

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). The management fee schedule ranges from 0.65% to 0.70% for each class. The effective annual management fee for each class for the period ended December 31, 2023 was 0.70%.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2023 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $251,883 and there were no interfund sales.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2023 were $366,494,043 and $416,153,088, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	300,000,000		300,000,000
Sold	2,013,053	$14,505,405	2,763,256	$22,679,432
Issued in reinvestment of distributions	645,974	4,598,213	11,384,713	94,396,749
Redeemed	(9,141,472)	(65,467,557)	(6,932,099)	(56,205,407)
	(6,482,445)	(46,363,939)	7,215,870	60,870,774
Class II/Shares Authorized	50,000,000		50,000,000
Sold	548,101	3,940,447	710,986	6,030,610
Issued in reinvestment of distributions	60,536	430,663	1,148,939	9,535,320
Redeemed	(1,246,279)	(9,039,976)	(842,757)	(6,878,861)
	(637,642)	(4,668,866)	1,017,168	8,687,069
Net increase (decrease)	(7,120,087)	$(51,032,805)	8,233,038	$69,557,843

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$328,067,494	—	—
Short-Term Investments	82,511	$2,846,373	—
	$328,150,005	$2,846,373	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

18

The fund's investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2023 and December 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	5,028,876	$61,685,160
Long-term capital gains	—	$42,246,909

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$279,478,429
Gross tax appreciation of investments	$55,660,769
Gross tax depreciation of investments	(4,142,820)
Net tax appreciation (depreciation) of investments	51,517,949
Net tax appreciation (depreciation) of translation of assets and liabilities in foreign currencies	1,810
Net tax appreciation (depreciation)	$51,519,759
Undistributed ordinary income	$114,051
Accumulated short-term capital losses	$(42,535,991)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

9. Corporate Event

On December 6, 2023, the Board of Directors approved an agreement and plan of reorganization (the reorganization) of the fund into and with a substantially similar series and class of Lincoln Variable Insurance Products Trust. The reorganization is subject to the approval of shareholders of the fund.
19

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2023	$7.17	0.11	0.50	0.61	(0.11)	—	(0.11)	$7.67	8.65%	0.71%	1.51%	109%	$299,110
2022	$10.72	0.14	(1.20)	(1.06)	(0.14)	(2.35)	(2.49)	$7.17	(12.74)%	0.71%	1.77%	217%	$326,453
2021	$10.28	0.11	2.13	2.24	(0.11)	(1.69)	(1.80)	$10.72	23.65%	0.70%	1.09%	248%	$410,287
2020	$10.02	0.19	0.73	0.92	(0.18)	(0.48)	(0.66)	$10.28	11.81%	0.70%	2.03%	163%	$362,015
2019	$9.02	0.20	1.85	2.05	(0.20)	(0.85)	(1.05)	$10.02	23.95%	0.70%	2.07%	83%	$351,774
Class II
2023	$7.18	0.09	0.49	0.58	(0.09)	—	(0.09)	$7.67	8.24%	0.96%	1.26%	109%	$32,068
2022	$10.72	0.12	(1.19)	(1.07)	(0.12)	(2.35)	(2.47)	$7.18	(12.83)%	0.96%	1.52%	217%	$34,590
2021	$10.28	0.09	2.13	2.22	(0.09)	(1.69)	(1.78)	$10.72	23.34%	0.95%	0.84%	248%	$40,762
2020	$10.03	0.16	0.73	0.89	(0.16)	(0.48)	(0.64)	$10.28	11.45%	0.95%	1.78%	163%	$30,024
2019	$9.02	0.17	1.87	2.04	(0.18)	(0.85)	(1.03)	$10.03	23.75%	0.95%	1.82%	83%	$31,632

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the VP Disciplined Core Value Fund and the Board of Directors of American Century Variable Portfolios, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Disciplined Core Value Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Disciplined Core Value Fund of the American Century Variable Portfolios, Inc., as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 12, 2024

We have served as the auditor of one or more American Century investment companies since 1997.
22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	65	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	65	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	65	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	65	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	65	None
23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	65	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	65	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	65	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates(1) (1948)	Director	Since 2012	Retired	118	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None

(1) Effective December 31, 2023, Steven E. Yates retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

25

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $5,028,876, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2023 as qualified for the corporate dividends received deduction.
26

Notes
27

Notes
28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91438 2402

Annual Report

December 31, 2023

VP Growth Fund
Class I (AWRIX)
Class II (AWREX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AWRIX	43.40%	18.06%	13.62%	5/2/11
Russell 1000 Growth Index	—	42.68%	19.50%	14.86%	—
Class II	AWREX	43.13%	17.89%	13.45%	5/2/11
Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2023
Class I — $35,855

Russell 1000 Growth Index — $39,972

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.92%	1.07%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Joe Reiland, Justin Brown and Scott Marolf

Performance Summary

VP Growth returned 43.13%* for the 12 months ended December 31, 2023, versus the 42.68% return of the fund’s benchmark, the Russell 1000 Growth Index. The fund’s return reflects operating expenses, while the index return does not.

Stock selection and an underweight allocation in the industrials sector benefited performance relative to the benchmark. Stock decisions in the information technology sector also helped drive outperformance. Stock decisions in the consumer discretionary and materials sectors detracted.

Industrials Benefited Performance

Professional services stocks led performance in industrials. We did not own several laggards in the industry that are components of the benchmark. Elsewhere in the sector, Uber Technologies was a solid contributor. Accelerating growth in users and bookings for Uber in both the mobility and delivery segments showed strong execution.

Semiconductors and semiconductor equipment stocks were top contributors in information technology (IT). NVIDIA beat revenue and earnings expectations and raised guidance due to demand for its graphics processing units for generative artificial intelligence (AI), which relies on NVIDIA for training models and inference (utilizing the model to perform a function). Advanced Micro Devices continued to gain share in data and also received a boost from improving sentiment toward AI. Strong performance of its business segment and better expense management drove solid earnings for software company Microsoft, which is also well positioned in AI, having taken an ownership stake in OpenAI (ChatGPT’s parent). Crowdstrike Holdings was a top contributor. Businesses continued to prioritize IT security as cyberattacks remain an issue. Crowdstrike is building a leading IT security platform.

Consumer Discretionary Stocks Weighed on Performance

Stock choices in the consumer discretionary sector weighed on performance. The automobile components and automobiles industries led detractors.

Other detractors included lack of exposure to Broadcom. The semiconductor company delivered solid results and has strong exposure to AI. Keysight Technologies, a manufacturer of test and measurement instruments, posted mixed results with revenues and earnings that beat expectations but new orders that lagged. The company also issued disappointing guidance.

In health care, headwinds for managed care companies weighed on Cigna Group. In addition, there is increased congressional scrutiny of pharmacy benefit managers (PBM), and Cigna has the highest mix of PBM earnings within the group of publicly traded managed care companies. The biotechnology company AbbVie lagged because pricing for two key drugs was weaker than expected, which raised questions about overall pricing power in the immunology business. AbbVie is also facing stiff competition from biosimilars to Humira, its rheumatoid arthritis drug.

Air Products & Chemicals detracted. Management of the provider of gases and chemicals for industrial use disclosed a significant increase in the expected cost of one of its largest projects. This led investors to question the expected returns of its project development pipeline.

*All fund returns referenced in this commentary are for Class II shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
4

Fund Characteristics

DECEMBER 31, 2023
Types of Investments in Portfolio	% of net assets
Common Stocks	99.9%
Short-Term Investments	0.3%
Other Assets and Liabilities	(0.2)%

Top Five Industries	% of net assets
Software	19.2%
Interactive Media and Services	11.0%
Technology Hardware, Storage and Peripherals	10.1%
Semiconductors and Semiconductor Equipment	9.2%
Broadline Retail	5.4%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period(1) 7/1/23 - 12/31/23	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,112.30	$3.99	0.75%
Class II	$1,000	$1,111.20	$4.79	0.90%
Hypothetical
Class I	$1,000	$1,021.43	$3.82	0.75%
Class II	$1,000	$1,020.67	$4.58	0.90%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

DECEMBER 31, 2023

	Shares	Value
COMMON STOCKS — 99.9%
Aerospace and Defense — 0.4%
Lockheed Martin Corp.	50	$22,662
Air Freight and Logistics — 0.6%
United Parcel Service, Inc., Class B	211	33,176
Automobile Components — 0.6%
Aptiv PLC(1)	370	33,196
Automobiles — 2.3%
Tesla, Inc.(1)	506	125,731
Beverages — 1.0%
PepsiCo, Inc.	324	55,028
Biotechnology — 3.0%
AbbVie, Inc.	729	112,973
Vertex Pharmaceuticals, Inc.(1)	119	48,420
		161,393
Broadline Retail — 5.4%
Amazon.com, Inc.(1)	1,943	295,219
Building Products — 0.5%
Trex Co., Inc.(1)	359	29,722
Capital Markets — 0.8%
S&P Global, Inc.	101	44,492
Chemicals — 0.5%
Air Products & Chemicals, Inc.	100	27,380
Consumer Staples Distribution & Retail — 1.8%
Costco Wholesale Corp.	51	33,664
Sysco Corp.	261	19,087
Target Corp.	331	47,141
		99,892
Electrical Equipment — 0.7%
Eaton Corp. PLC	116	27,935
Generac Holdings, Inc.(1)	94	12,149
		40,084
Electronic Equipment, Instruments and Components — 1.7%
CDW Corp.	213	48,419
Keysight Technologies, Inc.(1)	274	43,591
		92,010
Energy Equipment and Services — 0.4%
Schlumberger NV	392	20,400
Entertainment — 0.7%
Liberty Media Corp.-Liberty Formula One, Class C(1)	358	22,600
Take-Two Interactive Software, Inc.(1)	88	14,164
		36,764
Financial Services — 5.1%
Adyen NV(1)	13	16,782
Block, Inc.(1)	334	25,835
Visa, Inc., Class A	902	234,836
		277,453
7

	Shares	Value
Food Products — 0.5%
Mondelez International, Inc., Class A	401	$29,044
Ground Transportation — 2.0%
Uber Technologies, Inc.(1)	876	53,935
Union Pacific Corp.	217	53,300
		107,235
Health Care Equipment and Supplies — 2.0%
Dexcom, Inc.(1)	273	33,877
IDEXX Laboratories, Inc.(1)	39	21,647
Intuitive Surgical, Inc.(1)	125	42,170
Shockwave Medical, Inc.(1)	61	11,624
		109,318
Health Care Providers and Services — 2.3%
Cigna Group	74	22,159
UnitedHealth Group, Inc.	200	105,294
		127,453
Hotels, Restaurants and Leisure — 3.2%
Airbnb, Inc., Class A(1)	190	25,867
Chipotle Mexican Grill, Inc.(1)	27	61,748
Dutch Bros, Inc., Class A(1)	537	17,007
Expedia Group, Inc.(1)	104	15,786
Starbucks Corp.	547	52,517
		172,925
Household Products — 0.6%
Procter & Gamble Co.	210	30,773
Insurance — 0.8%
Progressive Corp.	269	42,846
Interactive Media and Services — 11.0%
Alphabet, Inc., Class A(1)	2,903	405,520
Meta Platforms, Inc., Class A(1)	551	195,032
		600,552
IT Services — 3.4%
Accenture PLC, Class A	274	96,149
MongoDB, Inc.(1)	47	19,216
Okta, Inc.(1)	204	18,468
Snowflake, Inc., Class A(1)	194	38,606
Twilio, Inc., Class A(1)	202	15,326
		187,765
Life Sciences Tools and Services — 0.6%
Agilent Technologies, Inc.	228	31,699
Machinery — 1.2%
Parker-Hannifin Corp.	70	32,249
Xylem, Inc.	266	30,420
		62,669
Personal Care Products — 0.2%
Estee Lauder Cos., Inc., Class A	75	10,969
Pharmaceuticals — 3.6%
Eli Lilly & Co.	210	122,413
Novo Nordisk A/S, Class B	394	40,831
Zoetis, Inc.	172	33,947
		197,191
8

	Shares	Value
Professional Services — 0.1%
Paycor HCM, Inc.(1)	196	$4,232
Semiconductors and Semiconductor Equipment — 9.2%
Advanced Micro Devices, Inc.(1)	618	91,099
Analog Devices, Inc.	220	43,683
Applied Materials, Inc.	323	52,349
ASML Holding NV	46	34,725
GLOBALFOUNDRIES, Inc.(1)(2)	163	9,878
NVIDIA Corp.	547	270,885
		502,619
Software — 19.2%
Cadence Design Systems, Inc.(1)	198	53,929
Crowdstrike Holdings, Inc., Class A(1)	218	55,660
Datadog, Inc., Class A(1)	348	42,240
Microsoft Corp.	1,990	748,320
PagerDuty, Inc.(1)	556	12,871
Salesforce, Inc.(1)	228	59,996
Splunk, Inc.(1)	126	19,196
Workday, Inc., Class A(1)	208	57,421
		1,049,633
Specialized REITs — 0.6%
Equinix, Inc.	40	32,216
Specialty Retail — 2.7%
CarMax, Inc.(1)	233	17,880
Home Depot, Inc.	121	41,933
Ross Stores, Inc.	229	31,691
TJX Cos., Inc.	564	52,909
		144,413
Technology Hardware, Storage and Peripherals — 10.1%
Apple, Inc.	2,861	550,828
Textiles, Apparel and Luxury Goods — 1.1%
Deckers Outdoor Corp.(1)	26	17,379
NIKE, Inc., Class B	388	42,125
		59,504
TOTAL COMMON STOCKS (Cost $2,330,468)		5,448,486
SHORT-TERM INVESTMENTS — 0.3%
Money Market Funds — 0.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class	6,097	6,097
State Street Navigator Securities Lending Government Money Market Portfolio(3)	10,106	10,106
		16,203
Repurchase Agreements†
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.75% - 4.375%, 12/31/26 - 2/15/38, valued at $464), in a joint trading account at 5.30%, dated 12/29/23, due 1/2/24 (Delivery value $455)		455
TOTAL SHORT-TERM INVESTMENTS (Cost $16,658)		16,658
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $2,347,126)		5,465,144
OTHER ASSETS AND LIABILITIES — (0.2)%		(9,882)
TOTAL NET ASSETS — 100.0%		$5,455,262
9

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	2,302	USD	2,558	Bank of America N.A.	3/28/24	$(8)
USD	15,400	EUR	14,035	Bank of America N.A.	3/28/24	(146)
USD	15,403	EUR	14,034	JPMorgan Chase Bank N.A.	3/28/24	(144)
USD	15,402	EUR	14,034	Morgan Stanley	3/28/24	(144)
						$(442)

NOTES TO SCHEDULE OF INVESTMENTS
EUR	–	Euro
USD	–	United States Dollar
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $9,878. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $10,106.

See Notes to Financial Statements.
10

Statement of Assets and Liabilities

DECEMBER 31, 2023
Assets
Investment securities, at value (cost of $2,337,020) — including $9,878 of securities on loan	$5,455,038
Investment made with cash collateral received for securities on loan, at value (cost of $10,106)	10,106
Total investment securities, at value (cost of $2,347,126)	5,465,144
Receivable for investments sold	3,044
Dividends and interest receivable	1,834
Securities lending receivable	6
5,470,028

Liabilities
Payable for collateral received for securities on loan	10,106
Payable for capital shares redeemed	264
Unrealized depreciation on forward foreign currency exchange contracts	442
Accrued management fees	3,071
Distribution fees payable	883
14,766

Net Assets	$5,455,262

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,038,478
Distributable earnings (loss)	3,416,784
$5,455,262

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$1,289,119	65,069	$19.81
Class II, $0.01 Par Value	$4,166,143	211,641	$19.68

See Notes to Financial Statements.
11

Statement of Operations

YEAR ENDED DECEMBER 31, 2023
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $246)	$44,632
Securities lending, net	649
Interest	494
45,775

Expenses:
Management fees	43,781
Distribution fees - Class II	10,171
Directors' fees and expenses	184
Other expenses	286
54,422
Fees waived(1)	(7,891)
46,531

Net investment income (loss)	(756)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	543,750
Forward foreign currency exchange contract transactions	(189)
Foreign currency translation transactions	(37)
543,524

Change in net unrealized appreciation (depreciation) on:
Investments	1,365,550
Forward foreign currency exchange contracts	(138)
Translation of assets and liabilities in foreign currencies	2
1,365,414

Net realized and unrealized gain (loss)	1,908,938

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,908,182
(1)Amount consists of $1,852 and $6,039 for Class I and Class II, respectively.

See Notes to Financial Statements.
12

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022
Increase (Decrease) in Net Assets	December 31, 2023	December 31, 2022
Operations
Net investment income (loss)	$(756)	$(4,006)
Net realized gain (loss)	543,524	(219,730)
Change in net unrealized appreciation (depreciation)	1,365,414	(2,097,233)
Net increase (decrease) in net assets resulting from operations	1,908,182	(2,320,969)

Distributions to Shareholders
From earnings:
Class I	(1,378)	(124,364)
Class II	—	(407,697)
Decrease in net assets from distributions	(1,378)	(532,061)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(1,345,468)	457,297

Net increase (decrease) in net assets	561,336	(2,395,733)

Net Assets
Beginning of period	4,893,926	7,289,659
End of period	$5,455,262	$4,893,926

See Notes to Financial Statements.
13

Notes to Financial Statements

DECEMBER 31, 2023

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Growth Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

14

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

15

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2023.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$10,106	—	—	—	$10,106
Gross amount of recognized liabilities for securities lending transactions					$10,106
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From January 1, 2023 through July 31, 2023, the investment advisor agreed to waive 0.14% of the fund's management fee. Effective August 1, 2023, the investment advisor agreed to waive 0.16% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2024 and cannot terminate it prior to such date without the approval of the Board of Directors.

The annual management fee and the effective annual management fee after waiver for each class for the period ended December 31, 2023 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Class I	0.90%	0.75%
Class II	0.80%	0.65%

16

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2023 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2023 were $1,598,230 and $2,935,143, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	6,766	$108,946	20,015	$345,191
Issued in reinvestment of distributions	90	1,378	6,683	124,364
Redeemed	(19,418)	(341,233)	(22,823)	(345,117)
	(12,562)	(230,909)	3,875	124,438
Class II/Shares Authorized	50,000,000		50,000,000
Sold	13,112	220,362	52,195	815,830
Issued in reinvestment of distributions	—	—	22,014	407,697
Redeemed	(79,335)	(1,334,921)	(57,968)	(890,668)
	(66,223)	(1,114,559)	16,241	332,859
Net increase (decrease)	(78,785)	$(1,345,468)	20,116	$457,297

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

17

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$5,356,148	$92,338	—
Short-Term Investments	16,203	455	—
	$5,372,351	$92,793	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$442	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $58,800.

The value of foreign currency risk derivative instruments as of December 31, 2023, is disclosed on the Statement of Assets and Liabilities as a liability of $442 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2023, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(189) in net realized gain (loss) on forward foreign currency exchange contract transactions and $(138) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

18

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2023 and December 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$1,378	$48,955
Long-term capital gains	—	$483,106

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,356,660
Gross tax appreciation of investments	$3,141,778
Gross tax depreciation of investments	(33,294)
Net tax appreciation (depreciation) of investments	3,108,484
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	—
Net tax appreciation (depreciation)	$3,108,484
Undistributed ordinary income	—
Accumulated long-term gains	$309,423
Late-year ordinary loss deferral	$(1,123)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

10. Corporate Event

On December 6, 2023, the Board of Directors approved a plan of liquidation for the fund. The liquidation date is expected to be March 26, 2024.
19

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2023	$13.83	0.02	5.98	6.00	(0.02)	—	(0.02)	$19.81	43.40%	0.76%	0.91%	0.10%	(0.05)%	30%	$1,289
2022	$21.81	0.01	(6.43)	(6.42)	—	(1.56)	(1.56)	$13.83	(31.28)%	0.80%	0.91%	0.04%	(0.07)%	48%	$1,074
2021	$20.91	(0.05)	4.75	4.70	—	(3.80)	(3.80)	$21.81	27.40%	0.80%	0.96%	(0.21)%	(0.37)%	41%	$1,608
2020	$17.05	0.01	5.11	5.12	(0.07)	(1.19)	(1.26)	$20.91	34.87%	0.81%	1.01%	0.04%	(0.16)%	48%	$12
2019	$14.34	0.07	4.66	4.73	(0.06)	(1.96)	(2.02)	$17.05	35.48%	0.81%	1.00%	0.43%	0.24%	52%	$8
Class II
2023	$13.75	(0.01)	5.94	5.93	—	—	—	$19.68	43.13%	0.91%	1.06%	(0.05)%	(0.20)%	30%	$4,166
2022	$21.72	(0.02)	(6.39)	(6.41)	—	(1.56)	(1.56)	$13.75	(31.34)%	0.95%	1.06%	(0.11)%	(0.22)%	48%	$3,820
2021	$20.87	(0.07)	4.72	4.65	—	(3.80)	(3.80)	$21.72	27.14%	0.95%	1.11%	(0.36)%	(0.52)%	41%	$5,681
2020	$17.02	(0.02)	5.12	5.10	(0.06)	(1.19)	(1.25)	$20.87	34.67%	0.96%	1.16%	(0.11)%	(0.31)%	48%	$5,244
2019	$14.31	0.04	4.67	4.71	(0.04)	(1.96)	(2.00)	$17.02	35.33%	0.96%	1.15%	0.28%	0.09%	52%	$5,580

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the VP Growth Fund and the Board of Directors of American Century Variable Portfolios, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Growth Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Growth Fund of the American Century Variable Portfolios, Inc. as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 12, 2024

We have served as the auditor of one or more American Century investment companies since 1997.
22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	65	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	65	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	65	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	65	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	65	None
23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	65	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	65	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	65	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates(1) (1948)	Director	Since 2012	Retired	118	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None
(1) Effective December 31, 2023, Steven E. Yates retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

25

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $1,378, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2023 as qualified for the corporate dividends received deduction.
26

Notes
27

Notes
28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91447 2402

Annual Report

December 31, 2023

VP International Fund
Class I (AVIIX)
Class II (ANVPX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVIIX	12.57%	8.29%	4.07%	5/1/94
MSCI EAFE Index	—	18.24%	8.16%	4.28%	—
MSCI EAFE Growth Index	—	17.58%	8.81%	5.15%	—
Class II	ANVPX	12.43%	8.12%	3.91%	8/15/01
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2023
Class I — $14,904

MSCI EAFE Index —$15,204

MSCI EAFE Growth Index — $16,522

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
1.20%	1.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Raj Gandhi and Jim Zhao
Performance Summary

VP International returned 12.57%* for the fiscal year ended December 31, 2023, underperforming its benchmark, the MSCI EAFE Index, which returned 18.24%. The fund’s return reflects operating expenses, while the index’s return does not.

Higher interest rates cooled inflation in many non-U.S. developed economies. Despite low sentiment and recession expectations, labor markets held up and wage growth continued, which kept consumer demand reasonably strong for services. Tighter financial conditions led to slower economic growth as consumption decelerated, manufacturing activity weakened and companies reduced inventory. Earnings growth slowed, but companies continued to beat expectations as consensus estimates assumed a hard landing recession, which did not materialize.

Monetary Policy Expectations Brought Volatility and Economic Growth Slowed

Among financials sector holdings, Adyen detracted most from performance. The Netherlands-based payments company’s stock dropped significantly after it issued an unexpected profit warning in September and gave downward guidance for the year. We sold the position. Hong Kong-based insurance company, AIA Group, also weighed on performance after the company’s stock sold off with the broader Chinese market in November despite a strong quarterly earnings report. Positioning among banks was also a source of weakness in the sector.

Within the industrials sector, Japanese e-commerce industrial supplier MonotaRO was a notable detractor. The company reported decreased sales volume, attributed to slower new customer acquisitions, lower sales of COVID-19-related products and less demand due to price increases. We exited the position. British business services company Rentokil Initial also weighed on performance after the company’s U.S. pest control business showed a surprise slowdown. This brought questions about the company’s ability to turn around the Terminix brand it acquired in 2022. We also exited that position.

Chinese sporting goods company Li Ning was also a notable detractor. Investors worried about the potential for promotions and discounts, and management announced plans to expand investment in its smart factory as it pivots from outsourcing to self-production. We sold the position. Other notable detractors included Lonza Group and Puma. Lonza experienced lower revenue growth, and the company’s chief executive officer abruptly announced his departure at the end of September. We also exited that position. Puma, like some competitors, faced pressure from investors’ concerns about potentially weaker consumer demand and the macro environment.

On the upside, the top individual contributor to performance was Denmark-based pharmaceuticals company Novo Nordisk. Outperformance has primarily been driven by success of the company’s popular weight-loss drugs, Ozempic and Wegovy. Ferrari also added to returns as the luxury sports car manufacturer announced strong performance through the period, and it completed stock buybacks. London Stock Exchange Group also performed well as the company saw acceleration in subscription revenue growth and annualized subscription value.

*All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

4

Fund Characteristics

DECEMBER 31, 2023
Types of Investments in Portfolio	% of net assets
Common Stocks	98.7%
Short-Term Investments	1.1%
Other Assets and Liabilities	0.2%

Top Five Countries	% of net assets
Japan	16.8%
United Kingdom	16.8%
France	16.1%
Germany	7.6%
Netherlands	6.3%
5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period(1) 7/1/23 - 12/31/23	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$991.60	$4.92	0.98%
Class II	$1,000	$991.50	$5.67	1.13%
Hypothetical
Class I	$1,000	$1,020.27	$4.99	0.98%
Class II	$1,000	$1,019.51	$5.75	1.13%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

DECEMBER 31, 2023

	Shares	Value
COMMON STOCKS — 98.7%
Australia — 3.5%
CSL Ltd.	12,530	$2,442,712
James Hardie Industries PLC(1)	44,310	1,708,412
NEXTDC Ltd.(1)	194,822	1,819,412
		5,970,536
Canada — 3.7%
Canadian Pacific Kansas City Ltd.(2)	20,830	1,648,102
Element Fleet Management Corp.	65,480	1,065,431
GFL Environmental, Inc.	50,780	1,752,418
Intact Financial Corp.	4,230	650,789
Shopify, Inc., Class A(1)	15,570	1,212,181
		6,328,921
China — 0.9%
H World Group Ltd., ADR	24,260	811,254
Tencent Holdings Ltd.	17,500	660,710
		1,471,964
Denmark — 5.4%
DSV A/S	6,550	1,150,879
Novo Nordisk A/S, Class B	77,932	8,076,183
		9,227,062
France — 16.1%
Air Liquide SA	21,599	4,205,227
Airbus SE	15,220	2,351,313
Arkema SA	16,050	1,828,382
Dassault Systemes SE	31,920	1,562,398
Edenred SE	36,887	2,207,492
Hermes International SCA	720	1,530,370
L'Oreal SA	5,130	2,557,308
LVMH Moet Hennessy Louis Vuitton SE	4,960	4,030,183
Pernod Ricard SA	6,940	1,226,449
Publicis Groupe SA	11,990	1,114,013
Safran SA	5,780	1,019,074
Sartorius Stedim Biotech	2,540	673,563
Schneider Electric SE	15,277	3,075,355
		27,381,127
Germany — 7.6%
adidas AG	5,590	1,135,925
Hugo Boss AG	23,860	1,777,579
Infineon Technologies AG	74,693	3,119,375
Puma SE	13,086	727,968
SAP SE	26,460	4,072,764
Symrise AG	19,200	2,109,994
		12,943,605
Hong Kong — 2.8%
AIA Group Ltd.	377,400	3,284,466
Techtronic Industries Co. Ltd.	116,000	1,382,150
		4,666,616
7

	Shares	Value
India — 0.7%
HDFC Bank Ltd.	58,100	$1,189,657
Indonesia — 0.7%
Bank Central Asia Tbk PT	2,075,000	1,267,202
Ireland — 3.0%
Bank of Ireland Group PLC	74,220	673,803
ICON PLC(1)	7,930	2,244,745
Kerry Group PLC, A Shares	24,840	2,156,094
		5,074,642
Italy — 2.7%
Ferrari NV	9,630	3,251,151
Prysmian SpA	29,200	1,331,084
		4,582,235
Japan — 16.8%
BayCurrent Consulting, Inc.	67,800	2,373,406
Denso Corp.	64,800	972,799
Disco Corp.	4,300	1,061,957
Fast Retailing Co. Ltd.	9,000	2,225,509
Hoya Corp.	17,000	2,117,165
Keyence Corp.	7,800	3,426,979
Kobe Bussan Co. Ltd.	59,300	1,751,763
Mitsubishi Electric Corp.	63,800	902,392
Mitsubishi Heavy Industries Ltd.	26,400	1,537,117
Murata Manufacturing Co. Ltd.	90,500	1,912,444
Obic Co. Ltd.	10,200	1,754,961
Pan Pacific International Holdings Corp.	71,300	1,697,257
Recruit Holdings Co. Ltd.	29,800	1,245,971
Shin-Etsu Chemical Co. Ltd.	33,700	1,409,441
Sumitomo Mitsui Financial Group, Inc.(2)	42,000	2,043,712
Terumo Corp.	61,500	2,011,112
		28,443,985
Netherlands — 6.3%
ASML Holding NV	7,740	5,842,829
DSM-Firmenich AG	20,225	2,056,749
Heineken NV	16,210	1,646,928
Universal Music Group NV	43,110	1,230,666
		10,777,172
Norway — 1.5%
Seadrill Ltd.(1)	54,300	2,567,304
Spain — 2.7%
Cellnex Telecom SA	60,436	2,379,547
Grifols SA(1)	69,020	1,180,751
Iberdrola SA	80,601	1,057,226
		4,617,524
Sweden — 0.7%
Epiroc AB, A Shares	58,690	1,181,364
Switzerland — 5.7%
Alcon, Inc.	21,492	1,681,447
On Holding AG, Class A(1)(2)	61,530	1,659,464
Partners Group Holding AG	700	1,012,165
Sika AG	7,961	2,595,892
8

	Shares	Value
UBS Group AG	50,450	$1,567,056
Zurich Insurance Group AG	2,190	1,144,991
		9,661,015
Taiwan — 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	93,000	1,782,953
United Kingdom — 16.8%
ARM Holdings PLC, ADR(1)	15,509	1,165,424
Ashtead Group PLC	19,670	1,367,206
AstraZeneca PLC	36,950	4,984,180
BP PLC	269,200	1,595,836
Compass Group PLC	63,100	1,726,625
CRH PLC	30,220	2,090,015
Haleon PLC	527,338	2,159,064
Halma PLC	31,330	910,948
HSBC Holdings PLC	166,000	1,336,450
London Stock Exchange Group PLC	32,039	3,787,379
Melrose Industries PLC	242,571	1,753,395
RELX PLC	69,400	2,753,362
Segro PLC	135,610	1,529,309
Whitbread PLC	27,476	1,279,209
		28,438,402
TOTAL COMMON STOCKS (Cost $125,020,627)		167,573,286
SHORT-TERM INVESTMENTS — 1.1%
Money Market Funds — 1.1%
State Street Navigator Securities Lending Government Money Market Portfolio(3) (Cost $1,925,766)	1,925,766	1,925,766
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $126,946,393)		169,499,052
OTHER ASSETS AND LIABILITIES — 0.2%		268,866
TOTAL NET ASSETS — 100.0%		$169,767,918

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	17.5%
Industrials	16.4%
Health Care	15.0%
Consumer Discretionary	13.4%
Financials	11.9%
Materials	10.6%
Consumer Staples	6.8%
Communication Services	3.2%
Energy	2.4%
Real Estate	0.9%
Utilities	0.6%
Short-Term Investments	1.1%
Other Assets and Liabilities	0.2%

9

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $1,835,848. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $1,925,766.

See Notes to Financial Statements.
10

Statement of Assets and Liabilities

DECEMBER 31, 2023
Assets
Investment securities, at value (cost of $125,020,627) — including $1,835,848 of securities on loan	$167,573,286
Investment made with cash collateral received for securities on loan, at value (cost of $1,925,766)	1,925,766
Total investment securities, at value (cost of $126,946,393)	169,499,052
Foreign currency holdings, at value (cost of $20,032)	20,018
Receivable for investments sold	1,985,281
Receivable for capital shares sold	163,977
Dividends and interest receivable	414,791
Securities lending receivable	135
Other assets	12,241
172,095,495

Liabilities
Disbursements in excess of demand deposit cash	96,734
Payable for collateral received for securities on loan	1,925,766
Payable for capital shares redeemed	95,949
Accrued management fees	130,618
Distribution fees payable	7,725
Accrued foreign taxes	57,495
Accrued other expenses	13,290
2,327,577

Net Assets	$169,767,918

Net Assets Consist of:
Capital (par value and paid-in surplus)	$134,163,553
Distributable earnings (loss)	35,604,365
$169,767,918

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$132,504,198	12,524,537	$10.58
Class II, $0.01 Par Value	$37,263,720	3,528,813	$10.56

See Notes to Financial Statements.
11

Statement of Operations

YEAR ENDED DECEMBER 31, 2023
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $256,820)	$2,785,892
Foreign withholding tax recoveries	297,966
Interest	147,383
Securities lending, net	13,972
3,245,213

Expenses:
Management fees	1,745,091
Distribution fees - Class II	92,151
Directors' fees and expenses	5,843
Other expenses	87,044
1,930,129
Fees waived(1)	(174,869)
1,755,260

Net investment income (loss)	1,489,953

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $3,982)	(1,708,854)
Foreign currency translation transactions	(57,946)
(1,766,800)

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(1,615))	19,932,777
Translation of assets and liabilities in foreign currencies	25,900
19,958,677

Net realized and unrealized gain (loss)	18,191,877

Net Increase (Decrease) in Net Assets Resulting from Operations	$19,681,830
(1)Amount consists of $136,522 and $38,347 for Class I and Class II, respectively.

See Notes to Financial Statements.
12

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022
Increase (Decrease) in Net Assets	December 31, 2023	December 31, 2022
Operations
Net investment income (loss)	$1,489,953	$2,183,256
Net realized gain (loss)	(1,766,800)	(6,354,665)
Change in net unrealized appreciation (depreciation)	19,958,677	(51,428,120)
Net increase (decrease) in net assets resulting from operations	19,681,830	(55,599,529)

Distributions to Shareholders
From earnings:
Class I	(1,807,947)	(22,559,900)
Class II	(457,928)	(6,497,244)
Decrease in net assets from distributions	(2,265,875)	(29,057,144)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(8,839,349)	19,660,016

Net increase (decrease) in net assets	8,576,606	(64,996,657)

Net Assets
Beginning of period	161,191,312	226,187,969
End of period	$169,767,918	$161,191,312

See Notes to Financial Statements.
13

Notes to Financial Statements

DECEMBER 31, 2023

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP International Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

14

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services. Foreign withholding tax recoveries represent the receipt of certain European Union (EU) withholding taxes previously withheld. The fund will record any EU reclaims only when certainty exists as to the likelihood of receipt.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

15

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2023.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$1,925,766	—	—	—	$1,925,766
Gross amount of recognized liabilities for securities lending transactions					$1,925,766
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). From January 1, 2023 through July 31, 2023, the investment advisor agreed to waive 0.10% of the fund's management fee. Effective August 1, 2023, the investment advisor agreed to waive 0.11% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2024 and cannot terminate it prior to such date without the approval of the Board of Directors.

16

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended December 31, 2023 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Class I	1.00% to 1.06%	1.06%	0.96%
Class II	0.90% to 0.96%	0.96%	0.86%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2023 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2023 were $86,522,943 and $98,072,044, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	200,000,000		200,000,000
Sold	1,291,662	$13,366,019	1,091,781	$11,182,450
Issued in reinvestment of distributions	179,182	1,807,947	2,010,686	22,559,900
Redeemed	(2,186,206)	(22,371,276)	(1,691,407)	(17,745,429)
	(715,362)	(7,197,310)	1,411,060	15,996,921
Class II/Shares Authorized	75,000,000		100,000,000
Sold	242,262	2,477,234	201,701	2,111,733
Issued in reinvestment of distributions	45,384	457,928	579,594	6,497,244
Redeemed	(447,854)	(4,577,201)	(492,230)	(4,945,882)
	(160,208)	(1,642,039)	289,065	3,663,095
Net increase (decrease)	(875,570)	$(8,839,349)	1,700,125	$19,660,016

17

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Canada	$1,752,418	$4,576,503	—
China	811,254	660,710	—
Ireland	2,244,745	2,829,897	—
Norway	2,567,304	—	—
Switzerland	1,659,464	8,001,551	—
United Kingdom	3,255,439	25,182,963	—
Other Countries	—	114,031,038	—
Short-Term Investments	1,925,766	—	—
	$14,216,390	$155,282,662	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

18

8. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2023 and December 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$2,265,875	$3,881,779
Long-term capital gains	—	$25,175,365

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$127,650,263
Gross tax appreciation of investments	$45,617,488
Gross tax depreciation of investments	(3,768,699)
Net tax appreciation (depreciation) of investments	41,848,789
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(55,110)
Net tax appreciation (depreciation)	$41,793,679
Undistributed ordinary income	$1,642,959
Accumulated short-term capital losses	$(7,832,273)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

9. Corporate Event

On December 6, 2023, the Board of Directors approved an agreement and plan of reorganization (the reorganization) of the fund into and with a substantially similar series and class of Lincoln Variable Insurance Products Trust. The reorganization is subject to the approval of shareholders of the fund.
19

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2023	$9.53	0.09	1.10	1.19	(0.14)	—	(0.14)	$10.58	12.57%	1.01%	1.11%	0.92%	0.82%	52%	$132,504
2022	$14.86	0.13	(3.51)	(3.38)	(0.17)	(1.78)	(1.95)	$9.53	(24.75)%	1.10%	1.20%	1.29%	1.19%	40%	$126,117
2021	$14.10	0.14	1.05	1.19	(0.02)	(0.41)	(0.43)	$14.86	8.75%	1.04%	1.29%	0.92%	0.67%	47%	$175,756
2020	$11.50	0.02	2.81	2.83	(0.06)	(0.17)	(0.23)	$14.10	25.88%	1.00%	1.36%	0.21%	(0.15)%	59%	$175,606
2019	$9.54	0.05	2.56	2.61	(0.09)	(0.56)	(0.65)	$11.50	28.42%	1.03%	1.37%	0.52%	0.18%	65%	$143,094
Class II
2023	$9.51	0.08	1.10	1.18	(0.13)	—	(0.13)	$10.56	12.43%	1.16%	1.26%	0.77%	0.67%	52%	$37,264
2022	$14.83	0.12	(3.51)	(3.39)	(0.15)	(1.78)	(1.93)	$9.51	(24.86)%	1.25%	1.35%	1.14%	1.04%	40%	$35,074
2021	$14.07	0.11	1.06	1.17	—(3)	(0.41)	(0.41)	$14.83	8.60%	1.19%	1.44%	0.77%	0.52%	47%	$50,432
2020	$11.48	0.01	2.79	2.80	(0.04)	(0.17)	(0.21)	$14.07	25.65%	1.15%	1.51%	0.06%	(0.30)%	59%	$48,151
2019	$9.53	0.04	2.55	2.59	(0.08)	(0.56)	(0.64)	$11.48	28.14%	1.18%	1.52%	0.37%	0.03%	65%	$41,227

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
(3)Per-share amount was less than $0.005.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the VP International Fund and the Board of Directors of American Century Variable Portfolios, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP International Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP International Fund of the American Century Variable Portfolios, Inc. as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 12, 2024

We have served as the auditor of one or more American Century investment companies since 1997.
22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	65	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	65	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	65	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	65	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	65	None
23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	65	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	65	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	65	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates(1) (1948)	Director	Since 2012	Retired	118	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None

(1) Effective December 31, 2023, Steven E. Yates retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

25

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For the fiscal year ended December 31, 2023, the fund intends to pass through to shareholders foreign source income of $2,658,946 and foreign taxes paid of $223,357, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on December 31, 2023 are $0.1656 and $0.0139, respectively.

26

Notes
27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91441 2402

Annual Report

December 31, 2023

VP Large Company Value Fund
Class I (AVVIX)
Class II (AVVTX)

.

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVVIX	3.88%	10.53%	7.73%	12/1/04
Russell 1000 Value Index	—	11.46%	10.91%	8.40%	—
S&P 500 Index	—	26.29%	15.69%	12.03%	—
Class II	AVVTX	3.78%	10.37%	7.58%	10/29/04
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2023
Class I — $21,065

Russell 1000 Value Index — $22,399

S&P 500 Index — $31,149

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.83%	0.98%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Brian Woglom, Philip Sundell and Adam Krenn

Performance Summary

VP Large Company Value returned 3.78%* for the 12 months ended December 31, 2023. The fund’s benchmark, the Russell 1000 Value Index, returned 11.46% for the same time period. The fund’s return reflects operating expenses, while the index’s return does not.

Broad U.S. equity markets rallied in 2023, aided by a surge in the fourth quarter as bond yields dropped and inflation moderated. Against this backdrop, growth stocks outperformed value stocks for the year, and cyclical sectors generally outperformed defensive sectors. Additionally, higher beta stocks outperformed lower beta stocks. This pressured the fund’s returns because our focus on relatively stable businesses results in exposure to lower beta securities. Also, lower-quality companies generally outperformed higher-quality companies, which hurt performance because the portfolio is comprised of companies that we view as higher quality.

Communication Services and Industrials Detracted

In addition to the headwinds discussed above, security selection and an underweight in the communication services sector detracted from relative results. Notably, lack of exposure to Meta Platforms weighed on performance. Shares of this technology conglomerate benefited from Meta Platforms’ cost-cutting efforts and its investments in artificial intelligence. We did not own the stock because, in our view, its risk/reward profile was less attractive relative to other names.

Our choice of investments in the industrials sector also hindered relative performance, and aerospace and defense company RTX was a key detractor. Shares of RTX were pressured after the company noted a problem with the powdered metal used in airplane engine manufacturing. In turn, RTX made the decision to compensate its airline customers as aircrafts are grounded while RTX replaces the contaminated parts. Furthermore, our underweight in the cyclical industrials sector negatively impacted results.

Conagra Brands was another key detractor. Along with many of its peers, shares of this packaged-food producer were pressured as investors shifted toward less defensive sectors. Also, investors became concerned about consumers shifting to store brands to save money and about pushback on future price increases.

Energy and Materials Contributed

Security selection in the energy sector positively impacted performance. The portfolio’s underweight position in Chevron was particularly beneficial, as Chevron’s shares underperformed after the company announced operational issues with two of its largest assets. Chevron also announced the expensive acquisition of Hess, another energy company.

Our choice of investments in the materials sector aided results, and Packaging Corp. of America was a key contributor. This packaging and logistics company reported strong financial results with improved year-over-year shipments of containerboard. Shares were also buoyed by the market’s expectations for a bottoming in demand for containerboard.

*All fund returns referenced in this commentary are for Class II shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
4

nVent Electric was another notable contributor. This electrical equipment supplier delivered solid financial results, primarily driven by its strong pricing power. The company also completed its acquisition of ECM Industries, which the market viewed as a positive catalyst for nVent’s top-line growth. Additionally, investors view this electrical products company as a beneficiary of the infrastructure bill. Given the higher valuation, we viewed nVent’s risk/reward profile as less attractive, leading us to exit the position.
5

Fund Characteristics

DECEMBER 31, 2023
Types of Investments in Portfolio	% of net assets
Common Stocks	98.1%
Short-Term Investments	1.8%
Other Assets and Liabilities	0.1%

Top Five Industries	% of net assets
Health Care Equipment and Supplies	9.5%
Pharmaceuticals	7.6%
Oil, Gas and Consumable Fuels	6.6%
Electric Utilities	6.6%
Health Care Providers and Services	6.5%
6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period(1) 7/1/23 - 12/31/23	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,030.70	$3.58	0.70%
Class II	$1,000	$1,030.00	$4.35	0.85%
Hypothetical
Class I	$1,000	$1,021.68	$3.57	0.70%
Class II	$1,000	$1,020.92	$4.33	0.85%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
7

Schedule of Investments

DECEMBER 31, 2023

	Shares	Value
COMMON STOCKS — 98.1%
Aerospace and Defense — 2.3%
RTX Corp.	39,709	$3,341,115
Air Freight and Logistics — 1.9%
United Parcel Service, Inc., Class B	17,536	2,757,185
Automobiles — 0.7%
General Motors Co.	27,007	970,092
Banks — 6.0%
JPMorgan Chase & Co.	22,372	3,805,477
Truist Financial Corp.	65,938	2,434,431
U.S. Bancorp	56,342	2,438,482
		8,678,390
Beverages — 1.1%
Heineken Holding NV	10,326	874,345
PepsiCo, Inc.	4,093	695,155
		1,569,500
Building Products — 0.6%
Johnson Controls International PLC	14,946	861,488
Capital Markets — 6.4%
Bank of New York Mellon Corp.	60,364	3,141,946
BlackRock, Inc.	3,245	2,634,291
Charles Schwab Corp.	37,088	2,551,654
Northern Trust Corp.	11,799	995,600
		9,323,491
Chemicals — 0.6%
Akzo Nobel NV	10,412	862,184
Communications Equipment — 3.8%
Cisco Systems, Inc.	41,031	2,072,886
F5, Inc.(1)	13,947	2,496,234
Juniper Networks, Inc.	33,242	979,974
		5,549,094
Consumer Staples Distribution & Retail — 3.5%
Dollar Tree, Inc.(1)	17,474	2,482,182
Koninklijke Ahold Delhaize NV	33,644	967,986
Walmart, Inc.	10,555	1,663,996
		5,114,164
Containers and Packaging — 2.6%
Packaging Corp. of America	10,777	1,755,681
Sonoco Products Co.	36,709	2,050,932
		3,806,613
Diversified Telecommunication Services — 2.1%
BCE, Inc.	21,831	859,532
Verizon Communications, Inc.	60,050	2,263,885
		3,123,417
Electric Utilities — 6.6%
Duke Energy Corp.	33,790	3,278,982
Edison International	23,079	1,649,918
Eversource Energy	26,302	1,623,359
8

	Shares	Value
Pinnacle West Capital Corp.	8,932	$641,675
Xcel Energy, Inc.	37,506	2,321,996
		9,515,930
Electrical Equipment — 0.9%
Emerson Electric Co.	13,332	1,297,604
Electronic Equipment, Instruments and Components — 1.2%
TE Connectivity Ltd.	11,987	1,684,174
Energy Equipment and Services — 1.0%
Baker Hughes Co.	44,306	1,514,379
Entertainment — 1.0%
Walt Disney Co.	16,096	1,453,308
Financial Services — 3.0%
Berkshire Hathaway, Inc., Class B(1)	12,258	4,371,938
Food Products — 3.7%
Conagra Brands, Inc.	79,602	2,281,394
General Mills, Inc.	11,073	721,295
Mondelez International, Inc., Class A	31,879	2,308,996
		5,311,685
Ground Transportation — 2.0%
Norfolk Southern Corp.	12,170	2,876,745
Health Care Equipment and Supplies — 9.5%
Becton Dickinson & Co.	6,991	1,704,616
Medtronic PLC	81,259	6,694,116
Zimmer Biomet Holdings, Inc.	44,239	5,383,886
		13,782,618
Health Care Providers and Services — 6.5%
CVS Health Corp.	20,766	1,639,683
Henry Schein, Inc.(1)	32,425	2,454,897
Quest Diagnostics, Inc.	21,292	2,935,741
Universal Health Services, Inc., Class B	15,548	2,370,137
		9,400,458
Household Products — 4.8%
Colgate-Palmolive Co.	41,724	3,325,820
Kimberly-Clark Corp.	23,463	2,850,989
Procter & Gamble Co.	5,841	855,940
		7,032,749
Industrial Conglomerates — 0.6%
Siemens AG	4,373	820,415
Insurance — 4.2%
Allstate Corp.	22,954	3,213,101
Chubb Ltd.	5,042	1,139,492
MetLife, Inc.	11,357	751,039
Willis Towers Watson PLC	4,162	1,003,874
		6,107,506
Machinery — 0.8%
Oshkosh Corp.	10,457	1,133,643
Oil, Gas and Consumable Fuels — 6.6%
Chevron Corp.	5,371	801,138
ConocoPhillips	6,200	719,634
Enterprise Products Partners LP	53,846	1,418,842
Exxon Mobil Corp.	33,234	3,322,735
Shell PLC	37,865	1,239,476
9

	Shares	Value
TotalEnergies SE, ADR	31,547	$2,125,637
		9,627,462
Passenger Airlines — 0.8%
Southwest Airlines Co.	39,508	1,140,991
Personal Care Products — 3.0%
Kenvue, Inc.	73,048	1,572,723
Unilever PLC, ADR	58,302	2,826,481
		4,399,204
Pharmaceuticals — 7.6%
Johnson & Johnson	44,598	6,990,291
Merck & Co., Inc.	12,320	1,343,126
Pfizer, Inc.	37,839	1,089,385
Roche Holding AG	5,513	1,602,593
		11,025,395
Professional Services — 0.9%
Automatic Data Processing, Inc.	5,574	1,298,575
Semiconductors and Semiconductor Equipment — 1.3%
Texas Instruments, Inc.	10,935	1,863,980
Specialized REITs — 0.5%
American Tower Corp.	3,681	794,654
TOTAL COMMON STOCKS (Cost $127,969,489)		142,410,146
SHORT-TERM INVESTMENTS — 1.8%
Money Market Funds — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class	72,306	72,306
Repurchase Agreements — 1.7%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.75% - 4.375%, 12/31/26 - 2/15/38, valued at $183,930), in a joint trading account at 5.30%, dated 12/29/23, due 1/2/24 (Delivery value $180,258)		180,152
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.50%, 1/31/30, valued at $2,205,279), at 5.31%, dated 12/29/23, due 1/2/24 (Delivery value $2,163,276)		2,162,000
Toronto-Dominion Bank, (collateralized by various U.S. Treasury obligations, 0.75% - 3.00%, 6/30/24 - 5/31/26, valued at $181,820), at 5.30%, dated 12/29/23, due 1/2/24 (Delivery value $180,106)		180,000
		2,522,152
TOTAL SHORT-TERM INVESTMENTS (Cost $2,594,458)		2,594,458
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $130,563,947)		145,004,604
OTHER ASSETS AND LIABILITIES — 0.1%		117,961
TOTAL NET ASSETS — 100.0%		$145,122,565

10

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	718,455	CAD	960,848	Goldman Sachs & Co.	3/28/24	$(7,527)
USD	1,341,552	CHF	1,152,300	Morgan Stanley	3/28/24	(40,432)
EUR	102,819	USD	113,656	Morgan Stanley	3/28/24	238
USD	1,618,418	EUR	1,474,943	Bank of America N.A.	3/28/24	(15,396)
USD	1,618,706	EUR	1,474,943	JPMorgan Chase Bank N.A.	3/28/24	(15,108)
USD	1,618,706	EUR	1,474,943	Morgan Stanley	3/28/24	(15,108)
USD	3,257,279	GBP	2,569,602	Goldman Sachs & Co.	3/28/24	(19,402)
USD	146,557	GBP	114,939	Goldman Sachs & Co.	3/28/24	(10)
						$(112,745)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
CAD	–	Canadian Dollar
CHF	–	Swiss Franc
EUR	–	Euro
GBP	–	British Pound
USD	–	United States Dollar

(1)Non-income producing.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

DECEMBER 31, 2023
Assets
Investment securities, at value (cost of $130,563,947)	$145,004,604
Receivable for investments sold	161,780
Receivable for capital shares sold	11,568
Unrealized appreciation on forward foreign currency exchange contracts	238
Dividends and interest receivable	374,429
145,552,619

Liabilities
Payable for investments purchased	202,954
Payable for capital shares redeemed	14,591
Unrealized depreciation on forward foreign currency exchange contracts	112,983
Accrued management fees	73,748
Distribution fees payable	25,778
430,054

Net Assets	$145,122,565

Net Assets Consist of:
Capital (par value and paid-in surplus)	$131,051,166
Distributable earnings (loss)	14,071,399
$145,122,565

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$21,615,751	1,217,562	$17.75
Class II, $0.01 Par Value	$123,506,814	6,824,885	$18.10

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED DECEMBER 31, 2023
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $56,621)	$3,962,713
Interest	162,046
4,124,759

Expenses:
Management fees	1,074,901
Distribution fees - Class II	309,024
Directors' fees and expenses	5,101
Other expenses	895
1,389,921
Fees waived(1)	(172,408)
1,217,513

Net investment income (loss)	2,907,246

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,428,845
Forward foreign currency exchange contract transactions	(160,011)
Foreign currency translation transactions	(1,612)
1,267,222

Change in net unrealized appreciation (depreciation) on:
Investments	1,115,207
Forward foreign currency exchange contracts	(75,296)
Translation of assets and liabilities in foreign currencies	2,993
1,042,904

Net realized and unrealized gain (loss)	2,310,126

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,217,372
(1)Amount consists of $26,483 and $145,925 for Class I and Class II, respectively.

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022
Increase (Decrease) in Net Assets	December 31, 2023	December 31, 2022
Operations
Net investment income (loss)	$2,907,246	$2,357,687
Net realized gain (loss)	1,267,222	4,134,919
Change in net unrealized appreciation (depreciation)	1,042,904	(6,409,421)
Net increase (decrease) in net assets resulting from operations	5,217,372	83,185

Distributions to Shareholders
From earnings:
Class I	(1,156,734)	(1,313,393)
Class II	(6,556,849)	(7,513,475)
Decrease in net assets from distributions	(7,713,583)	(8,826,868)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(6,823,817)	62,218,785

Net increase (decrease) in net assets	(9,320,028)	53,475,102

Net Assets
Beginning of period	154,442,593	100,967,491
End of period	$145,122,565	$154,442,593

See Notes to Financial Statements.
14

Notes to Financial Statements

DECEMBER 31, 2023

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Large Company Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

15

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

16

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts), as well as exchange-traded funds managed by the investment advisor, that use very similar investment teams and strategies (strategy assets). From January 1, 2023 through July 31, 2023, the investment advisor agreed to waive 0.11% of the fund's management fee. Effective August 1, 2023, the investment advisor agreed to waive 0.13% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2024 and cannot terminate it prior to such date without the approval of the Board of Directors.

The management fee schedule range and the effective annual management fee before and after waiver for each class for the period ended December 31, 2023 are as follows:

		Effective Annual Management Fee
	Management Fee Schedule Range	Before Waiver	After Waiver
Class I	0.70% to 0.83%	0.82%	0.70%
Class II	0.60% to 0.73%	0.72%	0.60%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2023 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $22,434 and there were no interfund sales.

17

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2023 were $53,098,757 and $64,354,216, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	50,000,000		50,000,000
Sold	448,947	$7,689,380	640,852	$11,489,078
Issued in reinvestment of distributions	68,884	1,156,734	70,607	1,313,393
Redeemed	(619,909)	(10,776,382)	(239,210)	(4,364,550)
	(102,078)	(1,930,268)	472,249	8,437,921
Class II/Shares Authorized	50,000,000		50,000,000
Sold	887,608	15,914,421	3,270,484	61,345,874
Issued in reinvestment of distributions	383,507	6,556,849	396,220	7,513,475
Redeemed	(1,539,119)	(27,364,819)	(833,039)	(15,078,485)
	(268,004)	(4,893,549)	2,833,665	53,780,864
Net increase (decrease)	(370,082)	$(6,823,817)	3,305,914	$62,218,785

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$135,183,615	$7,226,531	—
Short-Term Investments	72,306	2,522,152	—
	$135,255,921	$9,748,683	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$238	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$112,983	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $12,338,402.

The value of foreign currency risk derivative instruments as of December 31, 2023, is disclosed on the Statement of Assets and Liabilities as an asset of $238 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $112,983 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2023, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(160,011) in net realized gain (loss) on forward foreign currency exchange contract transactions and $(75,296) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

19

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2023 and December 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$3,459,559	$4,483,834
Long-term capital gains	$4,254,024	$4,343,034

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$132,516,919
Gross tax appreciation of investments	$16,361,209
Gross tax depreciation of investments	(3,873,524)
Net tax appreciation (depreciation) of investments	12,487,685
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	2,090
Net tax appreciation (depreciation)	$12,489,775
Undistributed ordinary income	—
Accumulated long-term capital gains	$1,581,624

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

10. Corporate Event

On December 6, 2023, the Board of Directors approved an agreement and plan of reorganization (the reorganization) of the fund into and with a substantially similar series and class of Lincoln Variable Insurance Products Trust. The reorganization is subject to the approval of shareholders of the fund.
20

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2023	$18.08	0.37	0.26	0.63	(0.46)	(0.50)	(0.96)	$17.75	3.88%	0.71%	0.83%	2.12%	2.00%	37%	$21,616
2022	$19.49	0.35	(0.37)	(0.02)	(0.39)	(1.00)	(1.39)	$18.08	(0.26)%	0.72%	0.83%	1.93%	1.82%	30%	$23,858
2021	$16.24	0.31	3.20	3.51	(0.26)	—	(0.26)	$19.49	21.71%	0.71%	0.84%	1.68%	1.55%	40%	$16,520
2020	$16.29	0.30	0.02	0.32	(0.25)	(0.12)	(0.37)	$16.24	2.62%	0.74%	0.90%	2.07%	1.91%	77%	$11,424
2019	$13.38	0.28	3.31	3.59	(0.31)	(0.37)	(0.68)	$16.29	27.48%	0.76%	0.90%	1.82%	1.68%	59%	$11,514
Class II
2023	$18.41	0.35	0.28	0.63	(0.44)	(0.50)	(0.94)	$18.10	3.78%	0.86%	0.98%	1.97%	1.85%	37%	$123,507
2022	$19.83	0.33	(0.39)	(0.06)	(0.36)	(1.00)	(1.36)	$18.41	(0.46)%	0.87%	0.98%	1.78%	1.67%	30%	$130,585
2021	$16.52	0.29	3.25	3.54	(0.23)	—	(0.23)	$19.83	21.53%	0.86%	0.99%	1.53%	1.40%	40%	$84,448
2020	$16.56	0.28	0.03	0.31	(0.23)	(0.12)	(0.35)	$16.52	2.49%	0.89%	1.05%	1.92%	1.76%	77%	$58,635
2019	$13.59	0.25	3.38	3.63	(0.29)	(0.37)	(0.66)	$16.56	27.31%	0.91%	1.05%	1.67%	1.53%	59%	$48,879

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the VP Large Company Value Fund and the Board of Directors of American Century Variable Portfolios, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Large Company Value Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Large Company Value of the American Century Variable Portfolios, Inc. as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 12, 2024

We have served as the auditor of one or more American Century investment companies since 1997.
23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	65	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	65	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	65	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	65	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	65	None
24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	65	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	65	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	65	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates(1) (1948)	Director	Since 2012	Retired	118	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None

(1) Effective December 31, 2023, Steven E. Yates retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

26

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $3,005,924, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2023 as qualified for the corporate dividends received deduction.

The fund hereby designates $4,254,024, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2023.

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91445 2402

Annual Report

December 31, 2023

VP Mid Cap Value Fund
Class I (AVIPX)
Class II (AVMTX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVIPX	6.13%	11.05%	8.77%	12/1/04
Russell Midcap Value Index	—	12.71%	11.16%	8.26%	—
Class II	AVMTX	6.03%	10.90%	8.61%	10/29/04
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2023
Class I — $23,180

Russell Midcap Value Index — $22,122

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.86%	1.01%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Kevin Toney, Brian Woglom, Michael Liss and Nathan Rawlins

Performance Summary

VP Mid Cap Value returned 6.03%* for the 12 months ended December 31, 2023. The fund’s benchmark, the Russell Midcap Value Index, returned 12.71%. The fund’s return reflects operating expenses, while the index’s return does not.

Security selection in the consumer discretionary and financials sectors detracted from relative performance. An overweight and selection in the consumer staples sector also hindered returns. On the other hand, our choice of stocks in the materials and energy sectors supported relative performance. An underweight in both sectors also had a positive impact on results.

Consumer Discretionary, Financials and Consumer Staples Detracted

Security selection and an underweight in the consumer discretionary sector hindered relative performance. An overweight position in specialty retailer Advance Auto Parts detracted. This automotive replacement parts retailer was recently forced to raise prices less than product cost inflation in its commercial channel as competitors became more promotional. We exited the position because we believe this competitive dynamic may make it hard for the company to achieve profit margin improvements. A lack of exposure to select benchmark holdings also limited returns.

Security selection in financials, the capital markets industry, in particular, weighed on relative results. Meanwhile, Truist Financial and First Hawaiian underperformed along with many bank stocks amid the failure of two mid-capitalization banks in the first quarter.

An overweight and selections in consumer staples, particularly the food products industry, detracted from relative results. Shares of Conagra Brands, a packaged-food producer, were pressured as investors shifted toward less defensive sectors. Also, investors became concerned about consumers shifting to store brands to save money and about pushback on future price increases. In this environment, our overweight position in Conagra had a negative impact on performance.

Materials and Energy Contributed

The fund’s relative performance was supported by security selection and an underweight in materials. Our choice of investments in the chemicals industry, including a position in Axalta Coating Systems contributed. We exited our position in Axalta following its outperformance. Furthermore, we believe this global paints and coatings company faces challenges to earnings from enterprise resource planning implementation issues, weaker automobile end-market demand and higher raw materials cost.

Security selection and an underweight in the energy sector also supported relative returns, within the oil, gas and consumable fuels industry in particular.

*All fund returns referenced in this commentary are for Class II shares. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

4

Fund Characteristics

DECEMBER 31, 2023
Types of Investments in Portfolio	% of net assets
Common Stocks	97.7%
Short-Term Investments	2.0%
Other Assets and Liabilities	0.3%

Top Five Industries	% of net assets
Health Care Providers and Services	9.1%
Insurance	6.2%
Health Care Equipment and Supplies	5.8%
Capital Markets	5.7%
Electric Utilities	5.7%
5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period(1) 7/1/23 - 12/31/23	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,033.10	$4.36	0.85%
Class II	$1,000	$1,032.30	$5.12	1.00%
Hypothetical
Class I	$1,000	$1,020.92	$4.33	0.85%
Class II	$1,000	$1,020.16	$5.09	1.00%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

DECEMBER 31, 2023

	Shares	Value
COMMON STOCKS — 97.7%
Aerospace and Defense — 1.9%
General Dynamics Corp.	12,930	$3,357,533
Huntington Ingalls Industries, Inc.	35,154	9,127,385
		12,484,918
Automobile Components — 2.4%
Aptiv PLC(1)	56,758	5,092,328
BorgWarner, Inc.	191,945	6,881,228
Cie Generale des Etablissements Michelin SCA	115,250	4,140,533
		16,114,089
Banks — 3.7%
Commerce Bancshares, Inc.	73,017	3,899,811
First Hawaiian, Inc.	161,525	3,692,461
Prosperity Bancshares, Inc.	41,716	2,825,425
Truist Financial Corp.	218,904	8,081,936
U.S. Bancorp	66,804	2,891,277
Westamerica BanCorp	56,648	3,195,514
		24,586,424
Beverages — 0.4%
Heineken NV	26,453	2,687,611
Building Products — 1.6%
Cie de Saint-Gobain SA	81,488	6,009,521
Johnson Controls International PLC	79,296	4,570,621
		10,580,142
Capital Markets — 5.7%
Bank of New York Mellon Corp.	272,078	14,161,660
Northern Trust Corp.	168,234	14,195,585
T. Rowe Price Group, Inc.	83,461	8,987,915
		37,345,160
Chemicals — 1.2%
Akzo Nobel NV	99,005	8,198,284
Commercial Services and Supplies — 0.5%
Republic Services, Inc.	20,863	3,440,517
Communications Equipment — 2.1%
F5, Inc.(1)	46,706	8,359,440
Juniper Networks, Inc.	180,718	5,327,566
		13,687,006
Construction and Engineering — 1.1%
Vinci SA	60,161	7,570,975
Consumer Staples Distribution & Retail — 3.6%
Dollar Tree, Inc.(1)	80,929	11,495,964
Koninklijke Ahold Delhaize NV	416,212	11,975,021
		23,470,985
Containers and Packaging — 3.1%
Amcor PLC	905,695	8,730,900
Packaging Corp. of America	44,154	7,193,128
Sonoco Products Co.	78,525	4,387,192
		20,311,220
7

	Shares	Value
Diversified REITs — 0.4%
WP Carey, Inc.	37,423	$2,425,385
Diversified Telecommunication Services — 0.8%
BCE, Inc.	138,938	5,470,281
Electric Utilities — 5.7%
Duke Energy Corp.	96,624	9,376,393
Edison International	130,119	9,302,207
Evergy, Inc.	134,673	7,029,931
Eversource Energy	103,547	6,390,921
Pinnacle West Capital Corp.	72,411	5,202,006
		37,301,458
Electrical Equipment — 1.7%
Emerson Electric Co.	112,555	10,954,978
Electronic Equipment, Instruments and Components — 1.4%
Corning, Inc.	71,202	2,168,101
TE Connectivity Ltd.	51,879	7,288,999
		9,457,100
Energy Equipment and Services — 0.7%
Baker Hughes Co.	137,293	4,692,675
Entertainment — 0.4%
Electronic Arts, Inc.	19,358	2,648,368
Food Products — 3.4%
Conagra Brands, Inc.	548,947	15,732,821
General Mills, Inc.	104,619	6,814,882
		22,547,703
Gas Utilities — 2.3%
Atmos Energy Corp.	13,405	1,553,640
ONE Gas, Inc.	52,932	3,372,827
Spire, Inc.	169,518	10,567,752
		15,494,219
Ground Transportation — 2.4%
Heartland Express, Inc.	271,411	3,870,321
Norfolk Southern Corp.	50,765	11,999,830
		15,870,151
Health Care Equipment and Supplies — 5.8%
Becton Dickinson & Co.	15,153	3,694,756
DENTSPLY SIRONA, Inc.	120,634	4,293,364
Envista Holdings Corp.(1)	188,073	4,525,036
Hologic, Inc.(1)	72,232	5,160,976
Zimmer Biomet Holdings, Inc.	167,538	20,389,375
		38,063,507
Health Care Providers and Services — 9.1%
Cardinal Health, Inc.	66,049	6,657,739
Cencora, Inc.	5,861	1,203,732
Centene Corp.(1)	60,909	4,520,057
Henry Schein, Inc.(1)	197,049	14,918,580
Laboratory Corp. of America Holdings	38,093	8,658,158
Quest Diagnostics, Inc.	91,737	12,648,697
Universal Health Services, Inc., Class B	75,084	11,445,805
		60,052,768
Health Care REITs — 1.2%
Healthpeak Properties, Inc.	408,339	8,085,112
8

	Shares	Value
Household Products — 2.6%
Henkel AG & Co. KGaA, Preference Shares	65,981	$5,307,644
Kimberly-Clark Corp.	96,148	11,682,944
		16,990,588
Insurance — 6.2%
Aflac, Inc.	45,206	3,729,495
Allstate Corp.	106,986	14,975,900
Hanover Insurance Group, Inc.	39,670	4,816,732
Reinsurance Group of America, Inc.	59,385	9,607,305
Willis Towers Watson PLC	32,028	7,725,154
		40,854,586
IT Services — 1.3%
Amdocs Ltd.	95,767	8,416,962
Machinery — 2.0%
Cummins, Inc.	16,956	4,062,149
IMI PLC	120,761	2,587,601
Oshkosh Corp.	62,212	6,744,403
		13,394,153
Media — 2.9%
Fox Corp., Class B	258,836	7,156,815
Interpublic Group of Cos., Inc.	234,171	7,643,342
Omnicom Group, Inc.	51,198	4,429,139
		19,229,296
Multi-Utilities — 3.3%
CMS Energy Corp.	99,715	5,790,450
Northwestern Energy Group, Inc.	205,744	10,470,312
WEC Energy Group, Inc.	65,906	5,547,308
		21,808,070
Oil, Gas and Consumable Fuels — 4.3%
Diamondback Energy, Inc.	30,257	4,692,256
Enterprise Products Partners LP	468,735	12,351,167
EQT Corp.	118,490	4,580,823
Occidental Petroleum Corp.	114,263	6,822,644
		28,446,890
Passenger Airlines — 1.4%
Southwest Airlines Co.	327,040	9,444,915
Personal Care Products — 0.5%
Kenvue, Inc.	147,691	3,179,787
Residential REITs — 1.2%
Essex Property Trust, Inc.	33,240	8,241,526
Retail REITs — 2.9%
Realty Income Corp.	185,899	10,674,321
Regency Centers Corp.	123,959	8,305,253
		18,979,574
Semiconductors and Semiconductor Equipment — 0.5%
Teradyne, Inc.	28,982	3,145,127
Specialized REITs — 1.9%
Public Storage	25,873	7,891,265
VICI Properties, Inc.	135,477	4,319,007
		12,210,272
Technology Hardware, Storage and Peripherals — 1.0%
HP, Inc.	215,035	6,470,403
9

	Shares	Value
Trading Companies and Distributors — 3.1%
Beacon Roofing Supply, Inc.(1)	77,937	$6,782,078
Bunzl PLC	200,041	8,128,770
MSC Industrial Direct Co., Inc., Class A	55,374	5,607,171
		20,518,019
TOTAL COMMON STOCKS (Cost $581,118,503)		644,871,204
SHORT-TERM INVESTMENTS — 2.0%
Money Market Funds — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class	366,221	366,221
Repurchase Agreements — 1.9%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.75% - 4.375%, 12/31/26 - 2/15/38, valued at $930,446), in a joint trading account at 5.30%, dated 12/29/23, due 1/2/24 (Delivery value $911,868)		911,331
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.625%, 7/31/26, valued at $11,151,671), at 5.31%, dated 12/29/23, due 1/2/24 (Delivery value $10,939,450)		10,933,000
Toronto-Dominion Bank, (collateralized by various U.S. Treasury obligations, 1.625% - 2.75%, 5/15/25 - 8/15/29, valued at $929,482), at 5.30%, dated 12/29/23, due 1/2/24 (Delivery value $914,538)		914,000
		12,758,331
TOTAL SHORT-TERM INVESTMENTS (Cost $13,124,552)		13,124,552
TOTAL INVESTMENT SECURITIES — 99.7% (Cost $594,243,055)		657,995,756
OTHER ASSETS AND LIABILITIES — 0.3%		2,090,220
TOTAL NET ASSETS — 100.0%		$660,085,976

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,578,150	CAD	6,122,726	Goldman Sachs & Co.	3/28/24	$(47,964)
USD	12,751,285	EUR	11,620,865	Bank of America N.A.	3/28/24	(121,302)
USD	1,058,523	EUR	962,600	Bank of America N.A.	3/28/24	(7,761)
USD	12,753,551	EUR	11,620,866	JPMorgan Chase Bank N.A.	3/28/24	(119,036)
USD	12,753,551	EUR	11,620,865	Morgan Stanley	3/28/24	(119,036)
USD	9,037,731	GBP	7,129,685	Goldman Sachs & Co.	3/28/24	(53,833)
USD	239,799	GBP	189,345	Goldman Sachs & Co.	3/28/24	(1,647)
						$(470,579)

NOTES TO SCHEDULE OF INVESTMENTS
CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound
USD	–	United States Dollar
(1)Non-income producing.

See Notes to Financial Statements.
10

Statement of Assets and Liabilities

DECEMBER 31, 2023
Assets
Investment securities, at value (cost of $594,243,055)	$657,995,756
Receivable for investments sold	3,546,184
Receivable for capital shares sold	158,079
Dividends and interest receivable	1,536,229
Securities lending receivable	1,917
663,238,165

Liabilities
Payable for investments purchased	1,993,863
Payable for capital shares redeemed	157,837
Unrealized depreciation on forward foreign currency exchange contracts	470,579
Accrued management fees	429,085
Distribution fees payable	100,825
3,152,189

Net Assets	$660,085,976

Net Assets Consist of:
Capital (par value and paid-in surplus)	$584,003,817
Distributable earnings (loss)	76,082,159
$660,085,976

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$178,366,794	9,173,172	$19.44
Class II, $0.01 Par Value	$481,719,182	24,745,549	$19.47

See Notes to Financial Statements.
11

Statement of Operations

YEAR ENDED DECEMBER 31, 2023
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $280,801)	$17,397,743
Interest	662,755
Securities lending, net	45,307
18,105,805

Expenses:
Management fees	5,084,927
Distribution fees - Class II	1,204,681
Directors' fees and expenses	22,826
6,312,434

Net investment income (loss)	11,793,371

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	23,164,321
Forward foreign currency exchange contract transactions	(431,703)
Foreign currency translation transactions	(11,546)
22,721,072

Change in net unrealized appreciation (depreciation) on:
Investments	4,001,090
Forward foreign currency exchange contracts	(226,585)
Translation of assets and liabilities in foreign currencies	3,238
3,777,743

Net realized and unrealized gain (loss)	26,498,815

Net Increase (Decrease) in Net Assets Resulting from Operations	$38,292,186

See Notes to Financial Statements.
12

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022
Increase (Decrease) in Net Assets	December 31, 2023	December 31, 2022
Operations
Net investment income (loss)	$11,793,371	$12,325,544
Net realized gain (loss)	22,721,072	75,274,062
Change in net unrealized appreciation (depreciation)	3,777,743	(98,149,818)
Net increase (decrease) in net assets resulting from operations	38,292,186	(10,550,212)

Distributions to Shareholders
From earnings:
Class I	(23,493,747)	(26,913,122)
Class II	(64,988,087)	(79,503,955)
Decrease in net assets from distributions	(88,481,834)	(106,417,077)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	30,350,769	73,062,864

Net increase (decrease) in net assets	(19,838,879)	(43,904,425)

Net Assets
Beginning of period	679,924,855	723,829,280
End of period	$660,085,976	$679,924,855

See Notes to Financial Statements.
13

Notes to Financial Statements

DECEMBER 31, 2023

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

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Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
15

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Class I	Class II
0.85%	0.75%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2023 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $63,241 and $139,814, respectively. The effect of interfund transactions on the Statement of Operations was $11,334 in net realized gain (loss) on investment transactions.

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4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2023 were $302,071,998 and $346,601,379, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	130,000,000		130,000,000
Sold	1,408,375	$27,622,327	1,257,328	$27,956,845
Issued in reinvestment of distributions	1,266,455	23,205,088	1,177,699	26,382,341
Redeemed	(1,655,505)	(31,919,228)	(1,563,199)	(34,882,182)
	1,019,325	18,908,187	871,828	19,457,004
Class II/Shares Authorized	225,000,000		225,000,000
Sold	2,125,487	40,998,053	3,607,445	79,496,406
Issued in reinvestment of distributions	3,543,638	64,988,087	3,539,686	79,503,955
Redeemed	(4,895,075)	(94,543,558)	(4,798,822)	(105,394,501)
	774,050	11,442,582	2,348,309	53,605,860
Net increase (decrease)	1,793,375	$30,350,769	3,220,137	$73,062,864

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Automobile Components	$11,973,556	$4,140,533	—
Beverages	—	2,687,611	—
Building Products	4,570,621	6,009,521	—
Chemicals	—	8,198,284	—
Construction and Engineering	—	7,570,975	—
Consumer Staples Distribution & Retail	11,495,964	11,975,021	—
Diversified Telecommunication Services	—	5,470,281	—
Household Products	11,682,944	5,307,644	—
Machinery	10,806,552	2,587,601	—
Trading Companies and Distributors	12,389,249	8,128,770	—
Other Industries	519,876,077	—	—
Short-Term Investments	366,221	12,758,331	—
	$583,161,184	$74,834,572	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$470,579	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $57,357,958.

The value of foreign currency risk derivative instruments as of December 31, 2023, is disclosed on the Statement of Assets and Liabilities as a liability of $470,579 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2023, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(431,703) in net realized gain (loss) on forward foreign currency exchange contract transactions and $(226,585) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

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8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2023 and December 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$20,977,306	$34,551,189
Long-term capital gains	$67,504,528	$71,865,888

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$601,179,558
Gross tax appreciation of investments	$82,089,488
Gross tax depreciation of investments	(25,273,290)
Net tax appreciation (depreciation) of investments	56,816,198
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	2,617
Net tax appreciation (depreciation)	$56,818,815
Undistributed ordinary income	$4,315,800
Accumulated long-term gains	$14,947,544

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

10. Corporate Event

On December 6, 2023, the Board of Directors approved an agreement and plan of reorganization (the reorganization) of the fund into and with a substantially similar series and class of Lincoln Variable Insurance Products Trust. The reorganization is subject to the approval of shareholders of the fund.
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Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2023	$21.15	0.37	0.71	1.08	(0.45)	(2.34)	(2.79)	$19.44	6.13%	0.85%	0.85%	1.91%	1.91%	47%	$178,367
2022	$25.03	0.42	(0.57)	(0.15)	(0.50)	(3.23)	(3.73)	$21.15	(1.19)%	0.80%	0.86%	1.92%	1.86%	74%	$172,440
2021	$20.55	0.34	4.41	4.75	(0.27)	—	(0.27)	$25.03	23.20%	0.80%	0.94%	1.47%	1.33%	53%	$182,236
2020	$20.68	0.30	(0.10)	0.20	(0.33)	—	(0.33)	$20.55	1.21%	0.85%	1.00%	1.69%	1.54%	72%	$158,968
2019	$18.31	0.35	4.62	4.97	(0.41)	(2.19)	(2.60)	$20.68	29.15%	0.85%	1.00%	1.66%	1.51%	41%	$173,105
Class II
2023	$21.17	0.34	0.73	1.07	(0.43)	(2.34)	(2.77)	$19.47	6.03%	1.00%	1.00%	1.76%	1.76%	47%	$481,719
2022	$25.05	0.39	(0.57)	(0.18)	(0.47)	(3.23)	(3.70)	$21.17	(1.38)%	0.95%	1.01%	1.77%	1.71%	74%	$507,485
2021	$20.57	0.31	4.41	4.72	(0.24)	—	(0.24)	$25.05	23.02%	0.95%	1.09%	1.32%	1.18%	53%	$541,594
2020	$20.70	0.28	(0.10)	0.18	(0.31)	—	(0.31)	$20.57	1.11%	1.00%	1.15%	1.54%	1.39%	72%	$465,890
2019	$18.32	0.30	4.65	4.95	(0.38)	(2.19)	(2.57)	$20.70	28.99%	1.00%	1.15%	1.51%	1.36%	41%	$497,924

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the VP Mid Cap Value Fund and the Board of Directors of American Century Variable Portfolios, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Mid Cap Value Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Mid Cap Value Fund of the American Century Variable Portfolios, Inc. as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 12, 2024

We have served as the auditor of one or more American Century investment companies since 1997.
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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	65	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	65	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	65	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	65	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	65	None

23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	65	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	65	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	65	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates(1) (1948)	Director	Since 2012	Retired	118	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None

(1) Effective December 31, 2023, Steven E. Yates retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

25

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $12,853,577, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2023 as qualified for the corporate dividends received deduction.

The fund hereby designates $67,504,528, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2023.
26

Notes

27

Notes

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91446 2402

Annual Report

December 31, 2023

VP Ultra® Fund
Class I (AVPUX)
Class II (AVPSX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVPUX	43.51%	19.24%	14.64%	5/1/01
Russell 1000 Growth Index	—	42.68%	19.50%	14.86%	—
S&P 500 Index	—	26.29%	15.69%	12.03%	—
Class II	AVPSX	43.27%	19.07%	14.47%	5/1/02
Fund returns would have been lower if a portion of the fees had not been waived. Extraordinary performance is attributable in part to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2023
Class I — $39,208

Russell 1000 Growth Index — $39,972

S&P 500 Index — $31,149

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.89%	1.04%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Keith Lee, Michael Li and Jeff Bourke

Performance Summary

VP Ultra returned 43.27%* for the 12 months ended December 31, 2023, outperforming the 42.68% return of the fund’s benchmark, the Russell 1000 Growth Index. The fund’s return reflects operating expenses, while the index return does not.

Consumer Discretionary Benefited Performance

Stock selection in the consumer discretionary sector was helpful. The electric vehicle (EV) maker Tesla rebounded from 2022’s decline. Its stock rose as other EV makers contracted with Tesla to use its charging network, monetizing its charging stations and establishing its technology as the industry standard. Wingstop, a restaurant chain that primarily sells chicken wings, reported much better-than-expected revenue and earnings and raised same-store sales guidance.

We were underweight the consumer staples sector, which was helpful as the sector lagged during the period. Stock selection in the sector was also positive. Not owning beverage company PepsiCo was a key contributor to relative results.

Top individual contributors included NVIDIA. The chipmaker’s stock surged after increasing its future business guidance well above expectations. NVIDIA’s growth was driven by its data center business, which reflects the demand for computing power required for artificial intelligence applications. Zscaler’s stock outperformed as the cloud-based cybersecurity company reported revenue, earnings and forward guidance above expectations despite cautious business spending. Fair Isaac, a data analytics firm known for its FICO credit risk score, reported solid results that were led by strength in its credit risk business and its software unit.

Health Care Hampered Performance

Positioning in health care detracted. Insulet, a maker of insulin delivery devices, reported record revenues, but the stock fell on worry about competition from new, more effective diabetes drugs. UnitedHealth Group weighed on performance. The stock of the world’s largest private health insurer fell after a company executive said its costs were likely to soar as people resume elective procedures.

Elsewhere, the stock of human resources software company Paycom Software lagged after slashing future earnings guidance. The sell-off reflected a decision to focus on sales conversions in a key product line at the expense of other opportunities. Broadcom benefited from a strong earnings report and closed its deal to buy VMware. The chipmaker, like other semiconductor companies, is being valued for its artificial intelligence impact. We preferred other semiconductor companies, and our lack of exposure to Broadcom detracted. Microsoft reported better-than-expected revenue and earnings and offered upbeat guidance, with Azure, its cloud unit, growing fastest of the company’s key business segments. Strong revenue growth and tighter cost controls meant margins improved. We had some exposure to the stock but less than the benchmark because of concern about valuation relative to other investment alternatives.

*All fund returns referenced in this commentary are for Class II shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
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Fund Characteristics

DECEMBER 31, 2023
Types of Investments in Portfolio	% of net assets
Common Stocks	99.3%
Exchange-Traded Funds	0.5%
Short-Term Investments	0.6%
Other Assets and Liabilities	(0.4)%

Top Five Industries*	% of net assets
Software	14.9%
Technology Hardware, Storage and Peripherals	11.6%
Semiconductors and Semiconductor Equipment	11.1%
Interactive Media and Services	8.1%
Financial Services	7.2%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period(1) 7/1/23 - 12/31/23	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,089.20	$4.00	0.76%
Class II	$1,000	$1,088.30	$4.79	0.91%
Hypothetical
Class I	$1,000	$1,021.37	$3.87	0.76%
Class II	$1,000	$1,020.62	$4.63	0.91%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
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Schedule of Investments

DECEMBER 31, 2023

	Shares	Value
COMMON STOCKS — 99.3%
Automobiles — 3.4%
Tesla, Inc.(1)	45,780	$11,375,414
Beverages — 0.8%
Constellation Brands, Inc., Class A	11,500	2,780,125
Biotechnology — 3.4%
Biogen, Inc.(1)	8,190	2,119,326
Genmab A/S(1)	5,140	1,638,905
Gilead Sciences, Inc.	11,410	924,324
Regeneron Pharmaceuticals, Inc.(1)	7,620	6,692,570
		11,375,125
Broadline Retail — 5.3%
Amazon.com, Inc.(1)	118,140	17,950,192
Building Products — 1.2%
Advanced Drainage Systems, Inc.	16,900	2,376,816
Johnson Controls International PLC	26,210	1,510,744
		3,887,560
Capital Markets — 1.2%
MSCI, Inc.	7,410	4,191,466
Chemicals — 0.9%
Ecolab, Inc.	15,490	3,072,441
Commercial Services and Supplies — 1.1%
Cintas Corp.	2,270	1,368,038
Copart, Inc.(1)	46,840	2,295,160
		3,663,198
Consumer Staples Distribution & Retail — 2.2%
Costco Wholesale Corp.	11,070	7,307,086
Distributors — 0.2%
Pool Corp.	2,010	801,407
Electrical Equipment — 0.6%
Acuity Brands, Inc.	9,460	1,937,692
Electronic Equipment, Instruments and Components — 1.0%
Cognex Corp.	23,540	982,560
Keyence Corp.	5,200	2,284,652
		3,267,212
Energy Equipment and Services — 0.6%
Schlumberger NV	40,330	2,098,773
Entertainment — 1.9%
Netflix, Inc.(1)	13,090	6,373,259
Financial Services — 7.2%
Block, Inc.(1)	12,630	976,931
Mastercard, Inc., Class A	31,760	13,545,958
Visa, Inc., Class A	37,010	9,635,553
		24,158,442
Ground Transportation — 0.6%
JB Hunt Transport Services, Inc.	10,770	2,151,200
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	Shares	Value
Health Care Equipment and Supplies — 4.6%
ABIOMED, Inc. (Rights)(1)	4,290	$4,376
Dexcom, Inc.(1)	35,330	4,384,100
Edwards Lifesciences Corp.(1)	23,650	1,803,312
IDEXX Laboratories, Inc.(1)	3,430	1,903,821
Insulet Corp.(1)	5,810	1,260,654
Intuitive Surgical, Inc.(1)	17,660	5,957,778
		15,314,041
Health Care Providers and Services — 2.8%
UnitedHealth Group, Inc.	18,210	9,587,019
Hotels, Restaurants and Leisure — 3.4%
Chipotle Mexican Grill, Inc.(1)	3,220	7,364,011
Wingstop, Inc.	15,470	3,969,293
		11,333,304
Interactive Media and Services — 8.1%
Alphabet, Inc., Class A(1)	80,020	11,177,994
Alphabet, Inc., Class C(1)	87,930	12,391,975
Meta Platforms, Inc., Class A(1)	10,720	3,794,451
		27,364,420
IT Services — 1.8%
Gartner, Inc.(1)	4,090	1,845,040
Okta, Inc.(1)	46,180	4,180,675
		6,025,715
Life Sciences Tools and Services — 0.4%
Waters Corp.(1)	4,470	1,471,658
Machinery — 2.3%
Donaldson Co., Inc.	15,140	989,399
Fortive Corp.	33,360	2,456,297
Nordson Corp.	7,910	2,089,506
Westinghouse Air Brake Technologies Corp.	11,320	1,436,508
Yaskawa Electric Corp.	18,400	765,842
		7,737,552
Oil, Gas and Consumable Fuels — 0.9%
EOG Resources, Inc.	24,250	2,933,037
Pharmaceuticals — 2.2%
Eli Lilly & Co.	12,490	7,280,671
Professional Services — 0.4%
Paycom Software, Inc.	6,450	1,333,344
Semiconductors and Semiconductor Equipment — 11.1%
Advanced Micro Devices, Inc.(1)	12,750	1,879,478
Analog Devices, Inc.	21,700	4,308,752
Applied Materials, Inc.	42,120	6,826,388
ASML Holding NV	5,000	3,774,438
Lattice Semiconductor Corp.(1)	36,170	2,495,368
NVIDIA Corp.	36,220	17,936,868
		37,221,292
Software — 14.9%
Datadog, Inc., Class A(1)	26,350	3,198,363
DocuSign, Inc.(1)	46,010	2,735,294
Dynatrace, Inc.(1)	52,250	2,857,552
Fair Isaac Corp.(1)	4,500	5,238,045
Microsoft Corp.	56,670	21,310,187
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	Shares	Value
Salesforce, Inc.(1)	33,020	$8,688,883
Synopsys, Inc.(1)	2,770	1,426,301
Zscaler, Inc.(1)	21,550	4,774,618
		50,229,243
Technology Hardware, Storage and Peripherals — 11.6%
Apple, Inc.	202,580	39,002,727
Textiles, Apparel and Luxury Goods — 3.2%
Lululemon Athletica, Inc.(1)	16,550	8,461,849
NIKE, Inc., Class B	22,450	2,437,397
		10,899,246
TOTAL COMMON STOCKS (Cost $129,896,102)		334,123,861
EXCHANGE-TRADED FUNDS — 0.5%
iShares Russell 1000 Growth ETF (Cost $1,546,534)	5,360	1,624,992
SHORT-TERM INVESTMENTS — 0.6%
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	53,676	53,676
Repurchase Agreements — 0.6%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.75% - 4.375%, 12/31/26 - 2/15/38, valued at $136,268), in a joint trading account at 5.30%, dated 12/29/23, due 1/2/24 (Delivery value $133,547)		133,468
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.50%, 1/31/30, valued at $1,634,055), at 5.31%, dated 12/29/23, due 1/2/24 (Delivery value $1,602,945)		1,602,001
Toronto-Dominion Bank, (collateralized by various U.S. Treasury obligations, 1.25% - 4.125%, 8/31/24 - 4/30/30, valued at $135,079), at 5.30%, dated 12/29/23, due 1/2/24 (Delivery value $133,078)		133,000
		1,868,469
TOTAL SHORT-TERM INVESTMENTS (Cost $1,922,145)		1,922,145
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $133,364,781)		337,670,998
OTHER ASSETS AND LIABILITIES — (0.4)%		(1,207,217)
TOTAL NET ASSETS — 100.0%		$336,463,781

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,026,485	JPY	144,184,600	UBS AG	3/29/24	$(9,620)

NOTES TO SCHEDULE OF INVESTMENTS
JPY	–	Japanese Yen
USD	–	United States Dollar
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
9

Statement of Assets and Liabilities

DECEMBER 31, 2023
Assets
Investment securities, at value (cost of $133,364,781)	$337,670,998
Receivable for capital shares sold	532,483
Dividends and interest receivable	204,441
338,407,922

Liabilities
Payable for investments purchased	1,327,221
Payable for capital shares redeemed	377,760
Unrealized depreciation on forward foreign currency exchange contracts	9,620
Accrued management fees	187,321
Distribution fees payable	42,219
1,944,141

Net Assets	$336,463,781

Net Assets Consist of:
Capital (par value and paid-in surplus)	$106,471,983
Distributable earnings (loss)	229,991,798
$336,463,781

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$133,824,633	5,217,705	$25.65
Class II, $0.01 Par Value	$202,639,148	8,217,104	$24.66

See Notes to Financial Statements.
10

Statement of Operations

YEAR ENDED DECEMBER 31, 2023
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $4,798)	$1,558,041
Interest	83,095
Securities lending, net	915
1,642,051

Expenses:
Management fees	2,195,006
Distribution fees - Class II	440,899
Directors' fees and expenses	9,082
Other expenses	1,803
2,646,790
Fees waived(1)	(358,225)
2,288,565

Net investment income (loss)	(646,514)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	26,352,804
Forward foreign currency exchange contract transactions	82,848
Foreign currency translation transactions	(4,973)
26,430,679

Change in net unrealized appreciation (depreciation) on:
Investments	69,252,002
Forward foreign currency exchange contracts	25,519
Translation of assets and liabilities in foreign currencies	(70)
69,277,451

Net realized and unrealized gain (loss)	95,708,130

Net Increase (Decrease) in Net Assets Resulting from Operations	$95,061,616
(1)Amount consists of $121,272 and $236,953 for Class I and Class II, respectively.

See Notes to Financial Statements.
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Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022
Increase (Decrease) in Net Assets	December 31, 2023	December 31, 2022
Operations
Net investment income (loss)	$(646,514)	$(804,342)
Net realized gain (loss)	26,430,679	18,904,733
Change in net unrealized appreciation (depreciation)	69,277,451	(126,228,420)
Net increase (decrease) in net assets resulting from operations	95,061,616	(108,128,029)

Distributions to Shareholders
From earnings:
Class I	(5,849,632)	(8,905,603)
Class II	(12,866,673)	(19,453,951)
Decrease in net assets from distributions	(18,716,305)	(28,359,554)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	43,560,932	15,425,141

Net increase (decrease) in net assets	119,906,243	(121,062,442)

Net Assets
Beginning of period	216,557,538	337,619,980
End of period	$336,463,781	$216,557,538

See Notes to Financial Statements.
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Notes to Financial Statements

DECEMBER 31, 2023

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
13

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

14

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From January 1, 2023 through July 31, 2023, the investment advisor agreed to waive 0.13% of the fund's management fee. Effective August 1, 2023, the investment advisor agreed to waive 0.14% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2024 and cannot terminate it prior to such date without the approval of the Board of Directors.

The annual management fee and the effective annual management fee after waiver for each class for the period ended December 31, 2023 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Class I	0.89%	0.76%
Class II	0.79%	0.66%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2023 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

15

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $9,132 and there were no interfund sales.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2023 were $113,869,398 and $88,561,277, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	75,000,000		100,000,000
Sold	2,318,887	$54,564,111	585,066	$13,140,109
Issued in reinvestment of distributions	293,215	5,849,632	335,049	8,905,603
Redeemed	(928,972)	(20,983,391)	(1,121,358)	(25,931,948)
	1,683,130	39,430,352	(201,243)	(3,886,236)
Class II/Shares Authorized	95,000,000		120,000,000
Sold	1,389,605	29,775,212	1,167,292	27,633,817
Issued in reinvestment of distributions	670,139	12,866,673	756,963	19,453,951
Redeemed	(1,777,859)	(38,511,305)	(1,228,105)	(27,776,391)
	281,885	4,130,580	696,150	19,311,377
Net increase (decrease)	1,965,015	$43,560,932	494,907	$15,425,141

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

16

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$325,660,024	$8,463,837	—
Exchange-Traded Funds	1,624,992	—	—
Short-Term Investments	53,676	1,868,469	—
	$327,338,692	$10,332,306	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$9,620	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $1,833,492.

The value of foreign currency risk derivative instruments as of December 31, 2023, is disclosed on the Statement of Assets and Liabilities as a liability of $9,620 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2023, the effect of foreign currency risk derivative instruments on the Statement of Operations was $82,848 in net realized gain (loss) on forward foreign currency exchange contract transactions and $25,519 in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2023 and December 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	—	$28,679
Long-term capital gains	$18,716,305	$28,330,875
17

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$134,277,860
Gross tax appreciation of investments	$204,343,009
Gross tax depreciation of investments	(949,871)
Net tax appreciation (depreciation) of investments	203,393,138
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(249)
Net tax appreciation (depreciation)	$203,392,889
Undistributed ordinary income	—
Accumulated long-term gains	$26,654,886
Late-year ordinary loss deferral	$(55,977)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

10. Corporate Event

On December 6, 2023, the Board of Directors approved an agreement and plan of reorganization (the reorganization) of the fund into and with a substantially similar series and class of Lincoln Variable Insurance Products Trust. The reorganization is subject to the approval of shareholders of the fund.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2023	$19.34	(0.03)	7.98	7.95	(1.64)	$25.65	43.51%	0.76%	0.89%	(0.14)%	(0.27)%	33%	$133,825
2022	$31.38	(0.05)	(9.41)	(9.46)	(2.58)	$19.34	(32.38)%	0.78%	0.89%	(0.21)%	(0.32)%	24%	$68,354
2021	$27.48	(0.10)	5.98	5.88	(1.98)	$31.38	23.16%	0.79%	0.95%	(0.35)%	(0.51)%	19%	$117,231
2020	$20.93	(0.04)	8.75	8.71	(2.16)	$27.48	49.85%	0.80%	1.00%	(0.18)%	(0.38)%	22%	$96,249
2019	$17.40	—(3)	5.67	5.67	(2.14)	$20.93	34.58%	0.82%	1.00%	(0.01)%	(0.19)%	23%	$59,427
Class II
2023	$18.68	(0.06)	7.68	7.62	(1.64)	$24.66	43.27%	0.91%	1.04%	(0.29)%	(0.42)%	33%	$202,639
2022	$30.44	(0.08)	(9.10)	(9.18)	(2.58)	$18.68	(32.46)%	0.93%	1.04%	(0.36)%	(0.47)%	24%	$148,203
2021	$26.76	(0.14)	5.80	5.66	(1.98)	$30.44	22.99%	0.94%	1.10%	(0.50)%	(0.66)%	19%	$220,389
2020	$20.48	(0.07)	8.51	8.44	(2.16)	$26.76	49.55%	0.95%	1.15%	(0.33)%	(0.53)%	22%	$201,527
2019	$17.08	(0.03)	5.57	5.54	(2.14)	$20.48	34.46%	0.97%	1.15%	(0.16)%	(0.34)%	23%	$156,688

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
(3)Per-share amount was less than $0.005.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the VP Ultra® Fund and the Board of Directors of American Century Variable Portfolios, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Ultra® Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Ultra® Fund of the American Century Variable Portfolios, Inc. as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 12, 2024

We have served as the auditor of one or more American Century investment companies since 1997.
21

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	65	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	65	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	65	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	65	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	65	None
22

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	65	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	65	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	65	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates(1) (1948)	Director	Since 2012	Retired	118	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None

(1) Effective December 31, 2023, Steven E. Yates retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
23

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

24

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $18,716,305, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2023.

25

Notes
26

Notes
27

Notes
28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91443 2402

Annual Report

December 31, 2023

VP Value Fund
Class I (AVPIX)
Class II (AVPVX)

The Securities and Exchange Commission (SEC) adopted new rules that will require annual and semiannual reports to transition to a new format known as a Tailored Shareholder Report beginning in July 2024. The amendments will require the transmission of a concise report highlighting key fund information to investors. The detailed financial statements will remain available on our website, will be delivered to investors free of charge upon request, and will continue to be filed with the SEC.

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2023
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	AVPIX	9.10%	11.87%	8.53%	5/1/96
Russell 1000 Value Index	—	11.46%	10.91%	8.40%	—
S&P 500 Index	—	26.29%	15.69%	12.03%	—
Class II	AVPVX	9.02%	11.71%	8.36%	8/14/01
Fund returns would have been lower if a portion of the fees had not been waived.

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2013
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2023
Class I — $22,664

Russell 1000 Value Index — $22,399

S&P 500 Index — $31,149

Ending value of Class I would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Class I	Class II
0.85%	1.00%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Portfolio Commentary

Portfolio Managers: Kevin Toney, Michael Liss, Brian Woglom, Philip Sundell and David Byrns

Performance Summary

VP Value returned 9.10%* for the 12 months ended December 31, 2023, compared with the 11.46% return of its benchmark, the Russell 1000 Value Index. The fund’s return reflects operating expenses, while the index’s return does not.

The U.S. equity market’s strong performance for the year was aided by a surge in the fourth quarter as bond yields dropped and inflation moderated. Against this backdrop, growth stocks outperformed value stocks for the year, and cyclical sectors generally outperformed defensive sectors.

During the reporting period, security selection was the key driver of the portfolio’s underperformance, particularly in the communication services and consumer discretionary sectors. Conversely, our choice of investments in the utilities and consumer staples sectors, together with an underweight in the defensive utilities sector relative to the benchmark, positively impacted returns.

Communication Services and Consumer Discretionary Detracted

Security selection in the communication services sector weighed on performance, driven by the portfolio’s lack of exposure to benchmark name Meta Platforms. Shares of the technology conglomerate benefited from Meta’s cost-cutting efforts and investments in artificial intelligence. We did not own the stock because we viewed its risk/reward profile as less attractive relative to other names. The portfolio’s underweight in the communication services sector also weighed on returns.

In the consumer discretionary sector, our position in Advance Auto Parts detracted. This automotive replacement parts retailer was forced to raise prices less than product cost inflation in its commercial channel as competitors became more promotional. We exited the position because we think this competitive dynamic may impact future earnings.

Conagra Brands was another notable detractor. Shares of this packaged-food producer were pressured by investors’ fears about weak unit volumes and consumers shifting to store brands to save money.

Utilities and Consumer Staples Contributed

Our investment choices and an underweight position in the defensive utilities sector relative to the benchmark positively impacted performance. Notably, lack of exposure to NextEra Energy, a leading developer of renewables, was beneficial. In general, utilities stocks underperformed the broad market. NextEra’s shares were further pressured by higher interest rates, which slowed new project development and hurt project valuations.

Security selection in the consumer staples sector also contributed to relative results, particularly in the beverages industry. The portfolio’s lack of exposure to the tobacco industry was also helpful.

*All fund returns referenced in this commentary are for Class I shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Class I performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
4

Furthermore, positions in General Electric (GE) and Intel helped performance. GE, an industrial conglomerate, reported solid financial results for its power segment and provided a positive outlook for its aviation and power segments. Also, the spin-off of GE’s health care assets into a separately traded company finally came to fruition. Intel, an information technology company, provided a positive update on its data center road map, reduced its costs and delivered better-than-expected financial results.
5

Fund Characteristics

DECEMBER 31, 2023
Types of Investments in Portfolio	% of net assets
Common Stocks	97.5%
Short-Term Investments	2.5%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Top Five Industries	% of net assets
Banks	11.2%
Pharmaceuticals	9.2%
Oil, Gas and Consumable Fuels	7.1%
Health Care Equipment and Supplies	5.6%
Capital Markets	5.5%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period(1) 7/1/23 - 12/31/23	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,059.40	$3.63	0.70%
Class II	$1,000	$1,059.50	$4.41	0.85%
Hypothetical
Class I	$1,000	$1,021.68	$3.57	0.70%
Class II	$1,000	$1,020.92	$4.33	0.85%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
7

Schedule of Investments

DECEMBER 31, 2023

	Shares	Value
COMMON STOCKS — 97.5%
Aerospace and Defense — 1.8%
L3Harris Technologies, Inc.	25,850	$5,444,527
RTX Corp.	124,520	10,477,113
		15,921,640
Air Freight and Logistics — 1.1%
United Parcel Service, Inc., Class B	62,110	9,765,555
Automobile Components — 1.3%
BorgWarner, Inc.	179,999	6,452,964
Cie Generale des Etablissements Michelin SCA	151,750	5,451,851
		11,904,815
Automobiles — 0.8%
General Motors Co.	212,604	7,636,736
Banks — 11.2%
Bank of America Corp.	666,720	22,448,462
Comerica, Inc.	41,822	2,334,086
JPMorgan Chase & Co.	148,009	25,176,331
PNC Financial Services Group, Inc.	43,270	6,700,359
Prosperity Bancshares, Inc.	66,209	4,484,336
Truist Financial Corp.	272,560	10,062,915
U.S. Bancorp	488,788	21,154,745
Wells Fargo & Co.	174,292	8,578,652
		100,939,886
Beverages — 0.6%
Heineken Holding NV	27,280	2,309,910
Heineken NV	28,030	2,847,834
		5,157,744
Building Products — 0.5%
Cie de Saint-Gobain SA	62,820	4,632,806
Capital Markets — 5.5%
Bank of New York Mellon Corp.	295,590	15,385,460
BlackRock, Inc.	6,830	5,544,594
Charles Schwab Corp.	107,070	7,366,416
Invesco Ltd.	437,576	7,806,356
Northern Trust Corp.	93,617	7,899,402
State Street Corp.	71,370	5,528,320
		49,530,548
Chemicals — 0.5%
Akzo Nobel NV	59,130	4,896,364
Communications Equipment — 3.4%
Cisco Systems, Inc.	427,073	21,575,728
F5, Inc.(1)	50,576	9,052,093
		30,627,821
Consumer Staples Distribution & Retail — 2.4%
Dollar Tree, Inc.(1)	74,670	10,606,873
Koninklijke Ahold Delhaize NV	399,500	11,494,193
		22,101,066
8

	Shares	Value
Containers and Packaging — 0.7%
Packaging Corp. of America	38,660	$6,298,101
Diversified Telecommunication Services — 3.5%
AT&T, Inc.	796,308	13,362,048
Verizon Communications, Inc.	495,181	18,668,324
		32,030,372
Electric Utilities — 2.5%
Duke Energy Corp.	92,570	8,982,993
Edison International	126,120	9,016,318
Eversource Energy	76,490	4,720,963
		22,720,274
Electrical Equipment — 1.4%
Emerson Electric Co.	75,029	7,302,572
Signify NV	159,340	5,343,664
		12,646,236
Energy Equipment and Services — 1.9%
Baker Hughes Co.	289,106	9,881,643
Schlumberger NV	139,779	7,274,099
		17,155,742
Entertainment — 1.3%
Walt Disney Co.	131,390	11,863,203
Financial Services — 4.2%
Berkshire Hathaway, Inc., Class A(1)	50	27,131,251
Berkshire Hathaway, Inc., Class B(1)	29,804	10,629,895
		37,761,146
Food Products — 3.7%
Conagra Brands, Inc.	445,060	12,755,420
Danone SA	112,150	7,276,126
JDE Peet's NV	165,207	4,442,908
Mondelez International, Inc., Class A	127,136	9,208,460
		33,682,914
Gas Utilities — 0.9%
Atmos Energy Corp.	36,604	4,242,403
ONE Gas, Inc.	59,380	3,783,694
		8,026,097
Ground Transportation — 0.9%
Heartland Express, Inc.	554,441	7,906,329
Health Care Equipment and Supplies — 5.6%
GE HealthCare Technologies, Inc.	55,782	4,313,064
Medtronic PLC	351,367	28,945,614
Zimmer Biomet Holdings, Inc.	139,453	16,971,430
		50,230,108
Health Care Providers and Services — 3.7%
CVS Health Corp.	159,830	12,620,177
Henry Schein, Inc.(1)	78,990	5,980,333
Laboratory Corp. of America Holdings	31,790	7,225,549
Universal Health Services, Inc., Class B	51,890	7,910,111
		33,736,170
Health Care REITs — 0.7%
Healthpeak Properties, Inc.	331,860	6,570,828
Hotels, Restaurants and Leisure — 0.6%
Sodexo SA	53,140	5,850,095
9

	Shares	Value
Household Products — 1.4%
Colgate-Palmolive Co.	62,310	$4,966,730
Kimberly-Clark Corp.	62,060	7,540,911
		12,507,641
Industrial Conglomerates — 1.8%
General Electric Co.	75,688	9,660,060
Siemens AG	34,400	6,453,759
		16,113,819
Insurance — 2.1%
Allstate Corp.	68,130	9,536,838
Reinsurance Group of America, Inc.	30,721	4,970,043
Willis Towers Watson PLC	19,940	4,809,528
		19,316,409
Leisure Products — 0.5%
Mattel, Inc.(1)	214,173	4,043,586
Machinery — 1.3%
IMI PLC	320,006	6,856,915
Oshkosh Corp.	44,300	4,802,563
		11,659,478
Media — 0.6%
Interpublic Group of Cos., Inc.	163,880	5,349,043
Metals and Mining — 0.7%
BHP Group Ltd.	193,600	6,614,269
Multi-Utilities — 1.4%
Engie SA	201,560	3,550,740
WEC Energy Group, Inc.	109,740	9,236,816
		12,787,556
Oil, Gas and Consumable Fuels — 7.1%
Chevron Corp.	92,477	13,793,869
ConocoPhillips	59,324	6,885,737
Exxon Mobil Corp.	199,640	19,960,007
Occidental Petroleum Corp.	95,870	5,724,398
Shell PLC	279,860	9,160,956
TotalEnergies SE	129,689	8,818,719
		64,343,686
Paper and Forest Products — 0.8%
Mondi PLC	368,910	7,217,615
Passenger Airlines — 1.0%
Southwest Airlines Co.	311,887	9,007,297
Personal Care Products — 2.0%
Kenvue, Inc.	243,651	5,245,806
Unilever PLC	262,430	12,719,306
		17,965,112
Pharmaceuticals — 9.2%
Bristol-Myers Squibb Co.	209,458	10,747,290
Johnson & Johnson	172,782	27,081,851
Merck & Co., Inc.	80,682	8,795,952
Pfizer, Inc.	583,979	16,812,755
Roche Holding AG	31,600	9,185,915
Sanofi SA	71,560	7,111,116
Teva Pharmaceutical Industries Ltd., ADR(1)	339,296	3,542,250
		83,277,129
10

	Shares	Value
Residential REITs — 0.5%
Equity Residential	70,790	$4,329,516
Retail REITs — 2.0%
Agree Realty Corp.	101,170	6,368,651
Realty Income Corp.	84,290	4,839,932
Regency Centers Corp.	97,260	6,516,420
		17,725,003
Semiconductors and Semiconductor Equipment — 2.7%
Intel Corp.	292,025	14,674,256
QUALCOMM, Inc.	58,950	8,525,939
Teradyne, Inc.	14,810	1,607,181
		24,807,376
Software — 0.5%
Oracle Corp. (New York)	41,783	4,405,182
Technology Hardware, Storage and Peripherals — 0.4%
HP, Inc.	121,827	3,665,774
Trading Companies and Distributors — 0.8%
MSC Industrial Direct Co., Inc., Class A	71,932	7,283,834
TOTAL COMMON STOCKS (Cost $681,460,086)		882,011,921
SHORT-TERM INVESTMENTS — 2.5%
Money Market Funds — 0.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class	626,107	626,107
Repurchase Agreements — 2.4%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 1.75% - 4.375%, 12/31/26 - 2/15/38, valued at $1,592,472), in a joint trading account at 5.30%, dated 12/29/23, due 1/2/24 (Delivery value $1,560,675)		1,559,756
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 0.625%, 7/31/26, valued at $19,087,331), at 5.31%, dated 12/29/23, due 1/2/24 (Delivery value $18,724,041)		18,713,000
Toronto-Dominion Bank, (collateralized by various U.S. Treasury obligations, 0.25% - 4.125%, 2/29/24 - 7/31/28, valued at $1,585,144), at 5.30%, dated 12/29/23, due 1/2/24 (Delivery value $1,564,921)		1,564,000
		21,836,756
TOTAL SHORT-TERM INVESTMENTS (Cost $22,462,863)		22,462,863
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $703,922,949)		904,474,784
OTHER ASSETS AND LIABILITIES†		292,621
TOTAL NET ASSETS — 100.0%		$904,767,405
11

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	260,419	USD	176,280	Bank of America N.A.	3/28/24	$1,631
USD	4,914,809	AUD	7,284,544	Bank of America N.A.	3/28/24	(61,802)
USD	139,608	AUD	206,836	Bank of America N.A.	3/28/24	(1,697)
USD	6,647,571	CHF	5,709,798	Morgan Stanley	3/28/24	(200,344)
USD	23,055,482	EUR	21,011,581	Bank of America N.A.	3/28/24	(219,325)
USD	23,059,579	EUR	21,011,581	JPMorgan Chase Bank N.A.	3/28/24	(215,227)
USD	23,059,580	EUR	21,011,581	Morgan Stanley	3/28/24	(215,227)
USD	17,042,536	GBP	13,444,514	Goldman Sachs & Co.	3/28/24	(101,513)
						$(1,013,504)

NOTES TO SCHEDULE OF INVESTMENTS
ADR	–	American Depositary Receipt
AUD	–	Australian Dollar
CHF	–	Swiss Franc
EUR	–	Euro
GBP	–	British Pound
USD	–	United States Dollar
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
12

Statement of Assets and Liabilities

DECEMBER 31, 2023
Assets
Investment securities, at value (cost of $703,922,949)	$904,474,784
Receivable for investments sold	3,699,761
Receivable for capital shares sold	64,494
Unrealized appreciation on forward foreign currency exchange contracts	1,631
Dividends and interest receivable	1,789,271
Securities lending receivable	283
910,030,224

Liabilities
Payable for investments purchased	3,264,262
Payable for capital shares redeemed	385,340
Unrealized depreciation on forward foreign currency exchange contracts	1,015,135
Accrued management fees	477,478
Distribution fees payable	107,935
Accrued other expenses	12,669
5,262,819

Net Assets	$904,767,405

Net Assets Consist of:
Capital (par value and paid-in surplus)	$691,591,139
Distributable earnings (loss)	213,176,266
$904,767,405

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$387,290,279	31,763,559	$12.19
Class II, $0.01 Par Value	$517,477,126	42,381,699	$12.21

See Notes to Financial Statements.
13

Statement of Operations

YEAR ENDED DECEMBER 31, 2023
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $537,623)	$26,632,450
Interest	878,756
Securities lending, net	36,540
27,547,746

Expenses:
Management fees	6,915,768
Distribution fees - Class II	1,287,051
Directors' fees and expenses	31,223
Other expenses	52,686
8,286,728
Fees waived(1)	(1,146,952)
7,139,776

Net investment income (loss)	20,407,970

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	41,545,104
Forward foreign currency exchange contract transactions	(777,609)
Foreign currency translation transactions	(5,165)
40,762,330

Change in net unrealized appreciation (depreciation) on:
Investments	15,958,638
Forward foreign currency exchange contracts	(534,349)
Translation of assets and liabilities in foreign currencies	16,956
15,441,245

Net realized and unrealized gain (loss)	56,203,575

Net Increase (Decrease) in Net Assets Resulting from Operations	$76,611,545
(1)Amount consists of $487,659 and $659,293 for Class I and Class II, respectively.

See Notes to Financial Statements.
14

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2023 AND DECEMBER 31, 2022
Increase (Decrease) in Net Assets	December 31, 2023	December 31, 2022
Operations
Net investment income (loss)	$20,407,970	$19,150,327
Net realized gain (loss)	40,762,330	70,798,843
Change in net unrealized appreciation (depreciation)	15,441,245	(89,720,333)
Net increase (decrease) in net assets resulting from operations	76,611,545	228,837

Distributions to Shareholders
From earnings:
Class I	(38,913,183)	(41,089,306)
Class II	(53,041,907)	(53,632,273)
Decrease in net assets from distributions	(91,955,090)	(94,721,579)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(6,836,473)	47,488,875

Net increase (decrease) in net assets	(22,180,018)	(47,003,867)

Net Assets
Beginning of period	926,947,423	973,951,290
End of period	$904,767,405	$926,947,423

See Notes to Financial Statements.
15

Notes to Financial Statements

DECEMBER 31, 2023

1. Organization

American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Value Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek long-term capital growth. Income is a secondary objective. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

16

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

17

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation's investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation's transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. From January 1, 2023 through July 31, 2023, the investment advisor agreed to waive 0.12% of the fund's management fee. Effective August 1, 2023, the investment advisor agreed to waive 0.14% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2024 and cannot terminate it prior to such date without the approval of the Board of Directors.

The annual management fee and the effective annual management fee after waiver for each class for the period ended December 31, 2023 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Class I	0.83%	0.70%
Class II	0.73%	0.60%

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2023 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.

18

Other Expenses — A fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, fees associated with the recovery of foreign tax reclaims and other miscellaneous expenses.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $329,160 and $6,847, respectively. The effect of interfund transactions on the Statement of Operations was $746 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended December 31, 2023 were $309,314,903 and $393,060,703, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2023		Year ended December 31, 2022
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	500,000,000		600,000,000
Sold	1,761,761	$20,951,850	3,729,916	$48,064,435
Issued in reinvestment of distributions	3,408,512	38,234,881	3,104,863	40,310,032
Redeemed	(4,500,794)	(53,037,712)	(7,190,397)	(91,015,389)
	669,479	6,149,019	(355,618)	(2,640,922)
Class II/Shares Authorized	350,000,000		350,000,000
Sold	2,529,136	29,978,308	7,536,319	96,458,990
Issued in reinvestment of distributions	4,726,245	53,041,907	4,121,920	53,632,273
Redeemed	(8,194,898)	(96,005,707)	(8,065,252)	(99,961,466)
	(939,517)	(12,985,492)	3,592,987	50,129,797
Net increase (decrease)	(270,038)	$(6,836,473)	3,237,369	$47,488,875

6. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Automobile Components	$6,452,964	$5,451,851	—
Beverages	—	5,157,744	—
Building Products	—	4,632,806	—
Chemicals	—	4,896,364	—
Consumer Staples Distribution & Retail	10,606,873	11,494,193	—
Electrical Equipment	7,302,572	5,343,664	—
Food Products	21,963,880	11,719,034	—
Hotels, Restaurants and Leisure	—	5,850,095	—
Industrial Conglomerates	9,660,060	6,453,759	—
Machinery	4,802,563	6,856,915	—
Metals and Mining	—	6,614,269	—
Multi-Utilities	9,236,816	3,550,740	—
Oil, Gas and Consumable Fuels	46,364,011	17,979,675	—
Paper and Forest Products	—	7,217,615	—
Personal Care Products	5,245,806	12,719,306	—
Pharmaceuticals	66,980,098	16,297,031	—
Other Industries	561,161,217	—	—
Short-Term Investments	626,107	21,836,756	—
	$750,402,967	$154,071,817	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,631	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,015,135	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $103,633,517.

20

The value of foreign currency risk derivative instruments as of December 31, 2023, is disclosed on the Statement of Assets and Liabilities as an asset of $1,631 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $1,015,135 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended December 31, 2023, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(777,609) in net realized gain (loss) on forward foreign currency exchange contract transactions and $(534,349) in change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2023 and December 31, 2022 were as follows:

	2023	2022
Distributions Paid From
Ordinary income	$29,728,274	$49,969,922
Long-term capital gains	$62,226,816	$44,751,657

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$735,606,258
Gross tax appreciation of investments	$190,103,294
Gross tax depreciation of investments	(21,234,768)
Net tax appreciation (depreciation) of investments	168,868,526
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	5,706
Net tax appreciation (depreciation)	$168,874,232
Undistributed ordinary income	$5,558,922
Accumulated long-term gains	$38,743,112

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

10. Corporate Event

On December 6, 2023, the Board of Directors approved an agreement and plan of reorganization (the reorganization) of the fund into and with a substantially similar series and class of Lincoln Variable Insurance Products Trust. The reorganization is subject to the approval of shareholders of the fund.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations*:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2023	$12.45	0.28	0.72	1.00	(0.28)	(0.98)	(1.26)	$12.19	9.10%	0.71%	0.84%	2.37%	2.24%	35%	$387,290
2022	$13.67	0.27	(0.16)	0.11	(0.26)	(1.07)	(1.33)	$12.45	0.54%	0.74%	0.85%	2.12%	2.01%	49%	$387,024
2021	$11.17	0.23	2.50	2.73	(0.23)	—	(0.23)	$13.67	24.51%	0.73%	0.92%	1.79%	1.60%	49%	$430,055
2020	$11.72	0.23	(0.29)	(0.06)	(0.23)	(0.26)	(0.49)	$11.17	0.98%	0.75%	0.98%	2.34%	2.11%	57%	$376,355
2019	$10.01	0.23	2.36	2.59	(0.23)	(0.65)	(0.88)	$11.72	27.03%	0.77%	0.98%	2.11%	1.90%	45%	$432,639
Class II
2023	$12.46	0.26	0.74	1.00	(0.27)	(0.98)	(1.25)	$12.21	9.02%	0.86%	0.99%	2.22%	2.09%	35%	$517,477
2022	$13.69	0.25	(0.16)	0.09	(0.25)	(1.07)	(1.32)	$12.46	0.31%	0.89%	1.00%	1.97%	1.86%	49%	$539,924
2021	$11.19	0.21	2.50	2.71	(0.21)	—	(0.21)	$13.69	24.28%	0.88%	1.07%	1.64%	1.45%	49%	$543,896
2020	$11.74	0.21	(0.29)	(0.08)	(0.21)	(0.26)	(0.47)	$11.19	0.83%	0.90%	1.13%	2.19%	1.96%	57%	$442,431
2019	$10.02	0.21	2.37	2.58	(0.21)	(0.65)	(0.86)	$11.74	26.92%	0.92%	1.13%	1.96%	1.75%	45%	$455,327

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement(s) of Operations or precisely reflect the class expense differentials due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the shareholders of the VP Value Fund and the Board of Directors of American Century Variable Portfolios, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Value Fund (the “Fund”), one of the funds constituting the American Century Variable Portfolios, Inc., as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Value Fund of the American Century Variable Portfolios, Inc. as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 12, 2024

We have served as the auditor of one or more American Century investment companies since 1997.
24

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Brian Bulatao (1964)	Director	Since 2022	Chief Administrative Officer, Activision Blizzard, Inc. (2021 to present); Under Secretary of State for Management, U.S. Department of State (2018 to 2021); Chief Operating Officer, Central Intelligence Agency (2017 to 2018)	65	None
Thomas W. Bunn (1953)	Director	Since 2017	Retired	65	None
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	65	Alleghany Corporation (2021 to 2022)
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	65	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	65	None
25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	65	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director and Board Chair	Since 2011 (Board Chair since 2022)	Retired	65	None
Gary C. Meltzer (1963)	Director	Since 2022	Advisor, Pontoro (2021 to present); Executive Advisor, Consultant and Investor, Harris Ariel Advisory LLC (2020 to present); Managing Partner, PricewaterhouseCoopers LLP (1985 to 2020)	65	ExcelFin Acquisition Corp., Apollo Realty Income Solutions, Inc.
Stephen E. Yates(1) (1948)	Director	Since 2012	Retired	118	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	150	None

(1) Effective December 31, 2023, Steven E. Yates retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.
26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018; Vice President since 2023	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present); Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
Cihan Kasikara (1974)	Vice President since 2023	Senior Vice President, ACS (2022 to present); Treasurer, ACS (2023 to present); Vice President, ACS (2020 to 2022); Vice President, Franklin Templeton (2015 to 2020)
Kathleen Gunja Nelson (1976)	Vice President since 2023	Vice President, ACS (2017 to present)
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

27

Additional Information

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-378-9878. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

For corporate taxpayers, the fund hereby designates $19,088,494, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended December 31, 2023 as qualified for the corporate dividends received deduction.

The fund hereby designates $62,226,816, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended December 31, 2023.

28

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Variable Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2024 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91440 2402

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Chris H. Cheesman, Lynn M. Jenkins, Barry Fink and Gary Meltzer are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2022: $164,040
FY 2023: $176,551

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2022: $0
FY 2023: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2022: $0
FY 2023: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2022: $50,000
FY 2023: $343,325

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Variable Portfolios, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	February 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	February 22, 2024

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	February 22, 2024